Prospectus 1

Lincoln ChoicePlusSM Individual Variable Annuity Contracts
Lincoln New York Account N for Variable Annuities
May 1, 2015
Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You will receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring a qualified contract. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions.
This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The minimum initial Purchase Payment for the contract is $10,000 for a nonqualified plan; and $2,000 for a qualified plan. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes. Also, the market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund
Invesco V.I. Core Equity Fund
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
(formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
AB VPS Large Cap Growth Portfolio
(formerly AllianceBernstein VPS Large Cap Growth Portfolio)
AB VPS Small/Mid Cap Value Portfolio
(formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® International Value Equity Series*
Delaware VIP® Limited-Term Diversified Income Series
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Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Investments VIT Funds:
Deutsche Small Cap Index VIP Portfolio
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
Janus Aspen Series:
Janus Aspen Balanced Portfolio
Janus Aspen Enterprise Portfolio
Janus Aspen Global Research Portfolio
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Global Allocation Portfolio*
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Core Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century VP Mid Cap Value Managed Volatility Fund
(formerly LVIP American Century VP Mid Cap Value RPM Fund)
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
(formerly LVIP BlackRock Emerging Markets RPM Fund)
LVIP BlackRock Equity Dividend Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend RPM Fund)
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
(formerly LVIP BlackRock Global Allocation V.I. RPM Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund*
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund*
LVIP ClearBridge Variable Appreciation Managed Volatility Fund
(formerly LVIP ClearBridge Variable Appreciation RPM Fund)
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund*
LVIP Dimensional International Core Equity Managed Volatility Fund
(formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
LVIP Dimensional U.S. Core Equity 1 Fund
(formerly LVIP Delaware Growth and Income Fund)
LVIP Dimensional U.S. Core Equity 2 Fund*
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund
(formerly LVIP Dimensional U.S. Equity RPM Fund)
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Mutual Shares VIP Managed Volatility Fund
(formerly LVIP Franklin Mutual Shares VIP RPM Fund)
LVIP Global Conservative Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Conservative Fund)
LVIP Global Growth Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Growth Fund)
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
(formerly LVIP Invesco Diversified Equity-Income RPM Fund)
LVIP Invesco V.I. Comstock Managed Volatility Fund
(formerly LVIP Invesco V.I. Comstock RPM Fund)
LVIP Ivy Mid Cap Growth Managed Volatility Fund
(formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
(formerly LVIP JPMorgan Mid Cap Value RPM Fund)
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP MFS International Growth Fund
LVIP MFS International Growth Managed Volatility Fund
(formerly LVIP MFS International Growth RPM Fund)
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
(formerly LVIP Multi-Manager Global Equity RPM Fund)
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Conservative Index Allocation Fund
LVIP SSgA Conservative Structured Allocation Fund
LVIP SSgA Developed International 150 Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
(formerly LVIP SSgA Global Tactical Allocation RPM Fund)
LVIP SSgA International Index Fund
LVIP SSgA International Managed Volatility Fund
(formerly LVIP SSgA International RPM Fund)
LVIP SSgA Large Cap 100 Fund
LVIP SSgA Large Cap Managed Volatility Fund
(formerly LVIP SSgA Large Cap RPM Fund)
LVIP SSgA Moderate Index Allocation Fund
LVIP SSgA Moderate Structured Allocation Fund
LVIP SSgA Moderately Aggressive Index Allocation Fund
LVIP SSgA Moderately Aggressive Structured Allocation Fund
LVIP SSgA S&P 500 Index Fund**
LVIP SSgA Small-Cap Index Fund
LVIP SSgA Small-Cap Managed Volatility Fund
(formerly LVIP SSgA Small-Cap RPM Fund)
LVIP SSgA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
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LVIP Templeton Growth Managed Volatility Fund
(formerly LVIP Templeton Growth RPM Fund)
LVIP U.S. Growth Allocation Managed Risk Fund*
LVIP UBS Large Cap Growth Managed Volatility Fund
(formerly LVIP UBS Large Cap Growth RPM Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP VIP Contrafund® Managed Volatility Portfolio
(formerly LVIP VIP Contrafund® RPM Portfolio)
LVIP VIP Mid Cap Managed Volatility Portfolio
(formerly LVIP VIP Mid Cap RPM Portfolio)
LVIP Wellington Capital Growth Fund
(formerly LVIP Capital Growth Fund)
LVIP Wellington Mid-Cap Value Fund
(formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust:
MFS® VIT II Core Equity Portfolio
(formerly MFS® VIT Core Equity Series)
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Global Health Care Fund
Putnam VT Growth & Income Fund
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
** The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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4

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the
Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER® Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
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Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payout Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER® Advantage (Managed Risk) or 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln New York (we, us, our)—Lincoln Life & Annuity Company of New York (LNY)
Living Benefit Rider—A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), i4LIFE®
Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER® Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Market Value Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, i4LIFE® Advantage and 4LATER® Advantage (Managed Risk), the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	6.0%
Transfer Charge:[2]	$10
We may also apply a Market Value Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
[2]	The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $10 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.

The next four tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for a contract that has elected i4LIFE® Advantage and previously purchased 4LATER® Advantage.

TABLE A
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[1]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.15%
Total Separate Account Expenses	1.40%

Optional Living Benefit Rider Charges:[2]	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[3,4]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Lifetime IncomeSM Advantage:[5]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%

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4LATER® Advantage:[7]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[8]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.
[2]	You may not have more than one Living Benefit Rider on your contract.
[3]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.
[4]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[5]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.
[6]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for further information. This rider is no longer available for purchase.
[7]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for further information. This rider is no longer available for purchase.
[8]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

TABLE B
i4LIFE® Advantage without a Guaranteed Income Benefit rider:[1]
Account Value Death Benefit	1.65%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.85%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[2,3]	Single Life	Joint Life
Account Value Death Benefit
Guaranteed Maximum Charge	3.65%	3.65%
Current Charge	2.30%	2.50%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.85%	3.85%
Current Charge	2.50%	2.70%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[4]	Single/Joint Life
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%
Current Charge	2.15%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.35%
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Current Charge	2.35%
[1]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge is reduced to 1.65% during the Lifetime Income Period.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information.

TABLE C
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):	Single Life	Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.40%	1.40%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[1,2]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[2]	As an annualized percentage of the greater of the Income Base (associated with the 4LATER® Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Advantage (Managed Risk) current charge rate. (The 4LATER® Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).

TABLE D
i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for purchasers who previously purchased 4LATER® Advantage:[1]
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%
Current Charge	2.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
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Guaranteed Maximum Charge	3.35%
Current Charge	2.50%
[1]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for further information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.21%	2.75%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.21%	1.88%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE® Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,255	$2,433	$3,470	$6,095
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$655	$1,933	$3,170	$6,095
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,214	$2,356	$3,419	$6,366
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$614	$1,856	$3,119	$6,366
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed
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during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract is no longer available for purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you will have more restrictive Investment Requirements. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value, or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We reserve the right to charge a $10 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for additional fees and expenses.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Market Value Adjustment, if applicable. See Fixed Side of Contract.
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Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of the contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, please see The Contracts – Purchase Payments section in this prospectus.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, the Contractowner may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage), an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum Annuity Payout (4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without Guaranteed Income Benefit). The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity® Advantage and 4LATER® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased.
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What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE® Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts - Investment Requirements.
A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided different Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.
What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts – Lincoln Lifetime IncomeSM Advantage. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
What is the Lincoln SmartSecurity® Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. See The Contracts – Lincoln SmartSecurity® Advantage. You cannot simultaneously elect Lincoln SmartSecurity® Advantage with any other Living Benefit Rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. All versions of this rider are no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. A Death Benefit and the ability to make withdrawals are available during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE® Advantage payout phase, based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed Risk) at the time you terminate that rider to purchase i4LIFE® Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE® Advantage Guaranteed Income Benefit. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk). i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts - Investment Requirements.
What is 4LATER® Advantage (Managed Risk)? 4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit payment upon election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER® Advantage (Managed Risk). You cannot simultaneously elect 4LATER® Advantage (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements.
What is 4LATER® Advantage (or “4LATER®”)? 4LATER® Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER® Advantage provides an initial Income Base that is guaranteed to increase at a specified
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percentage over the accumulation period of the annuity. You cannot simultaneously elect 4LATER® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts – Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
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In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
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Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.48%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside
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participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series I Shares): Long-term growth of capital.
•	Invesco V.I. Core Equity Fund (Series I Shares): Long-term growth of capital.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Large Cap Growth Portfolio)
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	International Value Equity Series (Standard Class): Long-term growth without undue risk to principal. This fund is not offered in contracts issued on or after February 22, 2000.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Growth Series (Standard Class): Long-term capital appreciation.
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
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Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Initial Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, by Templeton Global Advisors Limited for the Templeton Global Bond VIP Fund and the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital.
•	Global Research Portfolio (Service Shares): Long-term growth of capital.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return. This fund will be available on or about May 18, 2015. Consult your financial advisor.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century VP Mid Cap Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP American Century VP Mid Cap Value RPM Fund)
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP BlackRock Global Allocation V.I. RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP ClearBridge Variable Appreciation Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP ClearBridge Variable Appreciation RPM Fund)
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
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•	LVIP Delaware Foundation® Aggressive Allocation Fund (Service Class)(1): Long-term capital growth.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation. This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class)(1): Long-term capital appreciation. (formerly LVIP Delaware Growth and Income Fund)
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation. This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Mutual Shares VIP Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP Franklin Mutual Shares VIP RPM Fund)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(4) (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
•	LVIP Invesco V.I. Comstock Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP Invesco V.I. Comstock RPM Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Service Class): Capital appreciation.(4) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS International Growth Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP MFS International Growth RPM Fund)
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
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•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class)(1): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA International RPM Fund)
•	LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA Large Cap RPM Fund)
•	LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA Small-Cap RPM Fund)
•	LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Service Class): Long-term capital growth.(4) (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4) (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
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•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP VIP Contrafund® Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP VIP Contrafund® RPM Portfolio)
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP VIP Mid Cap RPM Portfolio)
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): (formerly MFS® VIT Core Equity Series)
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Global Health Care Fund (Class IB): Capital appreciation.
•	Growth & Income Fund (Class IB): Capital growth and current income.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(3)	The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets.
(4)	The fund employs hedging strategies designed to reduce overall portfolio volatility.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
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The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
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•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and expense risk charge	1.25%
Administrative charge	0.15%
Total annual charge for each Subaccount	1.40%
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	6%	6%	5%	4%	3%	2%	1%	0
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 15% of the total Purchase Payments (this does not apply upon surrender of the contract);
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant;
•	Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage, including any payments to provide the 4LATER® Advantage or i4LIFE® Advantage Guaranteed Income Benefits, or periodic payments made under any Annuity Payout option made available by us;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
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3.	On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Transfer Fee
We reserve the right to charge a fee of up to $10 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary, the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.
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The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.
Lincoln Lifetime IncomeSM Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly). For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
4LATER® Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER® Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may
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opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER® Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.
The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER® Advantage (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
Lincoln SmartSecurity® Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The rider charge is currently equal to an annual rate of:
1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
2) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts – Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of that rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 1.50%. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
4LATER® Advantage Charge (no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to
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0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER® rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual rate of the i4LIFE® Advantage charge during the Access Period is: 1.65% for the i4LIFE® Advantage Account Value Death Benefit; and 1.85% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date, which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).
i4LIFE® Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE® Advantage Account Value Death Benefit; and 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE® Advantage EGMDB.
If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE® Advantage Account Value Death Benefit; and 2.70% for the i4LIFE® Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (Managed Risk and version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups
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unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
Currently, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk) . If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk), you may carry over certain features of those riders to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0, you may carry over certain features of that rider to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4).
For all such elections, this charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) discussion below applies to Lincoln Lifetime IncomeSM Advantage 2.0 unless otherwise indicated.
For Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk), the charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The current initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.40% for the EGMDB also apply. Contractowners are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge that was in effect at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER® Advantage (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)
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1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($125,000 * 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is assessed against the Income Base since it is larger than the Account Value	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% * $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.)
Continuing the above example:
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit for purchasers who previously purchased 4LATER® Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE® Advantage Account Value Death Benefit; and 2.50% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER® charge is the same immediately before and after the Periodic Income Commencement
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Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER® Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE® Advantage Account Value Death Benefit; and 2.35% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.
Other Charges and Deductions
The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Market Value Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
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•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000 for a non-qualified plan, and $2,000 for a qualified plan. The minimum annual amount for additional Purchase Payments is $100. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted
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that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable account are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $100, or $2,000 for a fixed account. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
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1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $10 fee for transfers after the first 12 times during a Contract Year. Transfers are limited to twelve (12) (within and/or between the variable and fixed Subaccounts) per Contract Year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.
The minimum amount which may be transferred between Subaccounts is $100 (or the entire amount in the Subaccount, if less than $100). If the transfer from a Subaccount would leave you with less than $50 in the Subaccount, we may transfer the total balance of the Subaccount. Transfers will also be subject to any restrictions that may be imposed by the funds themselves.
A transfer request may be made to our Servicing Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Servicing Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $50 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 15% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $100 or, if less, the amount in the fixed account.
Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Market Value Adjustments, if applicable. For a description of the Market Value Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Market Value Adjustments.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
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Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
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Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The owner on the date of issue will be the person or entity designated in the contract specifications. The owner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefit or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be
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allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the market value adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Market Value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA
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program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Market Value Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Market Value Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.
Asset Allocation Models
Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your registered representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.
Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements.
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The models are as follows:
•	The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in three equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in three equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in seven equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
Your registered representative will have more information on the specific investments of each model.
Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy, you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.
% of Contract Value
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
LVIP Templeton Growth Managed Volatility Fund	33%
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Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
A Death Benefit payable on the death of the Annuitant will not be paid if the Annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Annuitant.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The Enhanced Guaranteed Minimum Death Benefit is the greatest of:
•	The Contract Value as of the Valuation Date the Death Benefit is approved by us for payment;
•	The sum of all Purchase Payments, decreased proportionally by all withdrawals, partial annuitizations and premium tax incurred, if any (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and The Contracts – Lincoln Lifetime IncomeSM Advantage); or
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•	The highest Contract Value on any contract anniversary (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased (owner, joint owner, or Annuitant) and prior to the date of death of the deceased (owner, joint owner, or Annuitant); where the highest Contract Value is increased by Purchase Payments and is decreased proportionally by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest Contract Value is obtained.
On or after your 89th birthday, the amount of any Death Benefit will be the greater of: the Contract Value for the Valuation Period during which the Death Benefit election becomes effective; or the sum of all premium payments less the sum of all withdrawals.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date, or if you elect i4LIFE® Advantage. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has
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been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Servicing Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements will apply to your contract. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.
Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected Living Benefit Riders (except for Lincoln SmartSecurity® Advantage or 4LATER® Advantage) between January 20, 2009 and June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.
You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
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In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a proportionate basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
Templeton Global Bond VIP Fund	All other Subaccounts except as described below.
The Deutsche Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn® Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AB VPS Global Thematic Growth Portfolio, the Delaware VIP® REIT Series, the LVIP BlackRock Emerging Markets Managed Volatility Fund, the Delaware VIP® Emerging Markets Series, the ClearBridge Variable Mid Cap Core Portfolio and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or Account Value under i4LIFE® Advantage among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or Account Value under i4LIFE® Advantage to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Franklin Income VIP Fund
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Conservative Index Allocation Fund
•	LVIP SSgA Conservative Structured Allocation Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSgA Moderate Index Allocation Fund
•	LVIP SSgA Moderate Structured Allocation Fund
•	LVIP SSgA Moderately Aggressive Index Allocation Fund
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	Templeton Global Bond VIP Fund
To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
Riders purchased on or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below.
For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
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You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a proportionate basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.
Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1
Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)	Group 2 Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund	LVIP American Century VP Mid Cap Value Managed Volatility Fund
LVIP BlackRock Equity Dividend Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP ClearBridge Variable Appreciation Managed Volatility Fund
LVIP Dimensional International Core Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund
LVIP Franklin Mutual Shares VIP Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco V.I. Comstock Managed Volatility Fund
LVIP Ivy Mid Cap Growth Managed Volatility Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
LVIP MFS International Growth Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
LVIP SSgA International Managed Volatility Fund
LVIP SSgA Large Cap Managed Volatility Fund
LVIP SSgA Small-Cap Managed Volatility Fund
LVIP Templeton Growth Managed Volatility Fund
LVIP UBS Large Cap Growth Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP VIP Contrafund® Managed Volatility Portfolio
	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock Emerging Markets Managed Volatility Fund
The fixed account is only available for dollar cost averaging.
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As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The PIMCO VIT CommodityRealReturn® Strategy Portfolio, Franklin Templeton Founding Investment Strategy, Templeton Global Bond VIP Fund, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Conservative Index Allocation Fund
•	LVIP SSgA Conservative Structured Allocation Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSgA Moderate Index Allocation Fund
•	LVIP SSgA Moderate Structured Allocation Fund
•	LVIP SSgA Moderately Aggressive Index Allocation Fund
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract
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Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage), a minimum Annuity Payout (i4LIFE® Advantage Guaranteed Income Benefit, 4LATER® Advantage (Managed Risk), and 4LATER® Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER® Advantage. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the contractowner's age 80 on qualified contracts and up to the contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);

•	Lifetime income is available through i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the
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investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the Contractowner's age 80 for qualified contracts and up to the Contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary must elect i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.
Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE® Advantage or 4LATER® Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.
If your Lincoln Lifetime IncomeSM Advantage 2.0 rider was purchased prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.
If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements for other Living Benefit Riders.
If you elect this rider at contract issue, it will be effective on the contract’s effective date. If you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider
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after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
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An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges and, the rider charge), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
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Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages for rider elections on or after May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
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The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider’s effective date, and makes an initial Purchase Payment of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
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Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or age 95 (younger of you or your spouse for the joint life option) (nonqualified contracts) and have not elected i4LIFE® Advantage Guaranteed Income Benefit, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary have until the Contractowner has reached age 85 (qualified contracts) or age 99 (younger of you or your spouse for the joint life option) (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.
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The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86 (age 76 for qualified contracts), may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract;
•	upon termination of the underlying annuity contract;
•	for qualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or the Guaranteed Annual Income Amount Annuity Payout Option; or
•	for nonqualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or the Guaranteed Annual Income Amount Annuity Payout Option.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you
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elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If the decision to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is made because it is the last day of the Contractowner's eligibility to elect i4LIFE® Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the EGMDB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.
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The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000
c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c) $150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875]. The entire $9,000 withdrawal reduced the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.
If you purchased the Lincoln Lifetime IncomeSM Advantage rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements.
Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE® Advantage option.) Not all riders will be available at all times.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your death.
If the rider was elected at contract issue, then it became effective on the contract’s effective date. If it was elected after the contract was issued then it became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
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Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 105%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or when the Contractowner/Annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
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The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant is still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:
1.	an Excess Withdrawal (defined below) has occurred; or
2.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
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For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this Step-up on the Guaranteed Amount:
Initial Purchase Payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.
The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
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	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% Step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)
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In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon your death.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the Contractowner/Annuitant, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the Contractowner/Annuitant (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
•	upon the death of the Contractowner/Annuitant;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available at the time for purchase.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal
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amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Maximum Annual Withdrawal Amount $ 5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a)	Contract Value $80,000
b)	Sum of Purchase Payments $100,000
c)	Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculations as follows:
a)	$80,000 - $9,000 = $71,000 (Reduction $9,000)
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b)	$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
$95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c)	$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduces the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. You also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
If the benefit was elected at contract issue, then the rider was effective on the contract’s effective date. If the benefit was elected after the contract was issued, the rider was effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000 for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under all Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you are the Annuitant).
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:
a. the Contractowner or joint owner is still living; and
b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Market Value Adjustments), the rider charge plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
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a. each Contractowner and Annuitant is under age 81; and
b. the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.
Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is 5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b. 5% of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2. the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Market Value Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
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•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	5% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	5% of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and a Market Value Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Market Value Adjustment calculation.
Lifetime Withdrawals. Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
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a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 5% Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts — Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
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3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
•	Upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See The Contracts – Living Benefit Riders – i4LIFE® Advantage.
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4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect 4LATER® Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges and, the rider charge), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial
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Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
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Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Eligibility. To elect 4LATER® Advantage (Managed Risk), the Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger.
4LATER® Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Termination. After the 5th anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER® Advantage (Managed Risk). Contractowners with an active 4LATER® Advantage (Managed Risk) may purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER® Advantage (Managed Risk) rider. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95. Purchasers of 4LATER® Advantage (Managed Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99.
If you elect the 4LATER® Advantage (Managed Risk) joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option.
Contractowners who elect 4LATER® Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Advantage (Managed Risk). The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your 4LATER® Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the i4LIFE® Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
You should consider electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
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i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Servicing Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the option is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 for nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER® Advantage Guaranteed Income Benefit or i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began . See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Servicing Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it
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must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. You may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable surrender charges or Market Value Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.
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Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the Death Benefit in the same proportion that Regular Income Payments and withdrawals reduce the Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Account Value.
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We will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider) – i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to Investment Requirements applicable to your rider for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information. All of the other terms and conditions of i4LIFE® Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders), Lincoln Lifetime IncomeSM Advantage 2.0 (Managed
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Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit riders), or 4LATER® Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE® Advantage Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) or 4LATER® Advantage (Managed Risk) who decides to terminate that rider to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity® Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity® Advantage purchasers.)
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
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i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
*	Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Elections table above. The example also assumes
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that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2014 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
At the time of a step-up of the Guaranteed Income Benefit the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
At the time of a reset of the step-up period the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
At the time of a reset of the 15-year step-up period the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by
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giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wait until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider. If the Contractowner terminates Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE® Advantage Guaranteed Income Benefit (version 4) on the last day the Contractowner is eligible to purchase i4LIFE® Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner’s age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.
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Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
4LATER® Advantage (Managed Risk). Contractowners who elect 4LATER® Advantage (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or the Account Value to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) apply.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

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•	The maximum Access Period available for this benefit is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (Managed Risk) or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, i4LIFE® Advantage Guaranteed Income Benefit will terminate. Refer to the example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payments will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) and nonqualified annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.
Income4Life® Solution. Under the Income4Life® Solution, the Death Benefit is equal to the Account Value as of the day on which we approve the payment of the claim (as opposed to the Account Value Death Benefit offered under i4LIFE® Advantage for IRA contracts or the Account Value Death Benefit or EGMDB offered under i4LIFE® Advantage for nonqualified contracts). The charge under the Income4Life® Solution is equal to an annual rate of 1.40% of the net asset value of the Account Value in the VAA (as opposed to an annual rate of 1.65% under i4LIFE® Advantage for IRA contracts or the annual rate of 1.65% or 1.85% under i4LIFE® Advantage for nonqualified contracts). The Income4Life® Solution typically provides higher Regular Income Payments and lower Account Value than realized under i4LIFE® Advantage. Income4Life®Solution is no longer available for purchase. The fixed account is not available with Income4Life® Solution for nonqualified annuity contracts.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The market value adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before Withdrawal	$1,200
Guaranteed Income Benefit before Withdrawal	$900
Account Value at time of Additional Withdrawal	$150,000
Additional Withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for Withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject
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to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The market value adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE® Advantage Death Benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
4LATER® Advantage
The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
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Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base.
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Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.
At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER® Guaranteed Income Benefit charge.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
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i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER® Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the assumed investment return rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
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Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payout Option, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
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Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
The EGMDB is not available on or after the Annuity Commencement Date.
You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date upon written notice to the servicing office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract.
Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant’s death (or surviving annuitant’s death in case of joint life annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
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We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 3.00% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the market value adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Market Value Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 15% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $100 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges and, premium taxes.
We will notify the Contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Market Value Adjustment
Any surrender, withdrawal or transfer of a fixed Subaccount Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or
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Regular Income Payments under i4LIFE® Advantage transfers) will be subject to the Market Value Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Market Value Adjustment. The Market Value Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Market Value Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges.
In general, the Market Value Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed Subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the fixed Subaccount’s Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Market Value Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Market Value Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Market Value Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Market Value Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with New York law if:
•	your Contract Value drops below certain state specified minimum amounts $1,000 for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for three (3) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
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Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.00% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives;
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(2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
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•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount
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not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
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Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
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Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Federal Penalty Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
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The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
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Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable surrender charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
IRA purchasers will receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
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Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Market Value Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln ChoicePlusSM
Lincoln New York Account N for Variable Annuities

Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlusSM.
(Please Print)
Name:

Address:

City

State

Zip

Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.
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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2005	4.755	4.860	77
2006	4.860	5.194	65
2007	5.194	6.141	42
2008	6.141	3.181	23
2009	3.181	4.804	15
2010	4.804	5.618	14
2011	5.618	4.243	12
2012	4.243	4.738	7
2013	4.738	5.743	7
2014	5.743	5.935	7
ABVPSF Growth and Income(1)
2004	10.537	11.557	222
2005	11.557	11.920	185
2006	11.920	13.751	160
2007	13.751	14.218	131
2008	14.218	8.315	78
2009	8.315	9.868	62
2010	9.868	10.976	39
2011	10.976	11.480	31
2012	11.480	13.273	25
2013	13.273	15.527	25
ABVPSF International Value(2)
2006	10.961	11.861	2
2007	11.861	12.341	16
2008	12.341	5.685	17
2009	5.685	7.532	16
2010	7.532	7.747	12
2011	7.747	6.154	7
2012	6.154	6.930	7
2013	6.930	7.633	6
ABVPSF Large Cap Growth
2005	6.210	7.033	206
2006	7.033	6.890	182
2007	6.890	7.720	143
2008	7.720	4.581	62
2009	4.581	6.193	46
2010	6.193	6.708	30
2011	6.708	6.398	26
2012	6.398	7.328	20
2013	7.328	9.900	15
2014	9.900	11.113	13
ABVPSF Small/Mid Cap Value
2005	17.874	18.795	6
2006	18.795	21.165	4
2007	21.165	21.190	1*
2008	21.190	13.426	1*
2009	13.426	18.886	1*
2010	18.886	23.576	2
2011	23.576	21.243	1*
2012	21.243	24.817	1*
2013	24.817	33.682	1*
2014	33.682	36.185	1*
A-1

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004	10.012	10.420	72
2005	10.420	10.435	84
2006	10.435	10.452	68
2007	10.452	11.286	50
2008	11.286	10.951	38
2009	10.951	11.905	26
2010	11.905	12.338	17
2011	12.338	13.595	18
2012	13.595	14.396	13
2013	14.396	14.097	13
American Funds Global Growth
2005	11.283	12.692	10
2006	12.692	15.072	13
2007	15.072	17.070	21
2008	17.070	10.371	16
2009	10.371	14.553	15
2010	14.553	16.036	9
2011	16.036	14.408	9
2012	14.408	17.413	8
2013	17.413	22.181	7
2014	22.181	22.379	9
American Funds Global Small Capitalization
2005	10.454	12.922	59
2006	12.922	15.807	57
2007	15.807	18.927	39
2008	18.927	8.675	26
2009	8.675	13.797	21
2010	13.797	16.655	18
2011	16.655	13.279	15
2012	13.279	15.475	14
2013	15.475	19.575	15
2014	19.575	19.713	14
American Funds Growth
2005	8.934	10.236	789
2006	10.236	11.125	715
2007	11.125	12.325	510
2008	12.325	6.810	349
2009	6.810	9.361	287
2010	9.361	10.956	224
2011	10.956	10.341	204
2012	10.341	12.022	157
2013	12.022	15.424	144
2014	15.424	16.503	110
American Funds Growth-Income
2005	12.056	12.581	641
2006	12.581	14.293	579
2007	14.293	14.805	444
2008	14.805	9.073	316
2009	9.073	11.742	237
2010	11.742	12.902	188
2011	12.902	12.490	170
2012	12.490	14.470	141
2013	14.470	19.048	112
2014	19.048	20.781	96
A-2

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2005	8.917	10.683	344
2006	10.683	12.534	316
2007	12.534	14.835	249
2008	14.835	8.466	164
2009	8.466	11.945	146
2010	11.945	12.631	118
2011	12.631	10.716	109
2012	10.716	12.459	95
2013	12.459	14.944	81
2014	14.944	14.345	58
BlackRock Global Allocation V.I.
2009	N/A	N/A	N/A
2010	11.587	12.542	5
2011	12.542	11.917	8
2012	11.917	12.922	5
2013	12.922	14.580	5
2014	14.580	14.655	3
ClearBridge Variable Mid Cap Core
2014	N/A	N/A	N/A
Delaware VIP Diversified Income
2005	10.888	10.673	47
2006	10.673	11.321	52
2007	11.321	11.992	57
2008	11.992	11.246	60
2009	11.246	14.046	49
2010	14.046	14.940	38
2011	14.940	15.639	34
2012	15.639	16.482	31
2013	16.482	16.022	24
2014	16.022	16.586	10
Delaware VIP Emerging Markets
2005	13.584	17.027	17
2006	17.027	21.292	18
2007	21.292	29.082	13
2008	29.082	13.856	11
2009	13.856	24.276	11
2010	24.276	28.298	9
2011	28.298	22.323	9
2012	22.323	25.135	8
2013	25.135	27.229	9
2014	27.229	24.632	9
Delaware VIP High Yield
2005	12.299	12.562	129
2006	12.562	13.930	122
2007	13.930	14.120	113
2008	14.120	10.558	59
2009	10.558	15.510	42
2010	15.510	17.637	36
2011	17.637	17.806	36
2012	17.806	20.688	32
2013	20.688	22.281	34
2014	22.281	21.908	23
A-3

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Limited-Term Diversified Income
2005	N/A	N/A	N/A
2006	N/A	N/A	N/A
2007	10.378	10.507	1*
2008	10.507	10.289	9
2009	10.289	11.423	23
2010	11.423	11.748	26
2011	11.748	11.881	23
2012	11.881	12.012	5
2013	12.012	11.688	5
2014	11.688	11.691	5
Delaware VIP REIT
2005	22.127	23.384	116
2006	23.384	30.582	105
2007	30.582	25.953	65
2008	25.953	16.619	45
2009	16.619	20.208	39
2010	20.208	25.305	31
2011	25.305	27.688	27
2012	27.688	31.929	24
2013	31.929	32.159	22
2014	32.159	41.055	16
Delaware VIP Small Cap Value
2005	19.945	21.520	155
2006	21.520	24.655	133
2007	24.655	22.703	91
2008	22.703	15.699	55
2009	15.699	20.407	45
2010	20.407	26.618	33
2011	26.618	25.898	30
2012	25.898	29.089	24
2013	29.089	38.296	23
2014	38.296	39.978	18
Delaware VIP Smid Cap Growth(4)
2005	9.026	9.422	208
2006	9.422	9.996	172
2007	9.996	10.917	119
2008	10.917	5.733	69
2009	5.733	8.748	55
2010	10.428	11.826	41
2011	11.826	12.610	32
2012	12.610	13.805	27
2013	13.805	19.239	26
2014	19.239	19.569	21
Delaware VIP U.S. Growth
2005	10.037	11.324	5
2006	11.324	11.397	5
2007	11.397	12.629	3
2008	12.629	7.116	3
2009	7.116	10.030	3
2010	10.030	11.230	3
2011	11.230	11.905	3
2012	11.905	13.612	1*
2013	13.612	18.047	1*
2014	18.047	20.018	1*
A-4

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value
2005	12.293	12.852	52
2006	12.852	15.728	54
2007	15.728	15.087	37
2008	15.087	9.905	31
2009	9.905	11.521	22
2010	11.521	13.137	14
2011	13.137	14.189	14
2012	14.189	16.053	9
2013	16.053	21.164	5
2014	21.164	23.790	3
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	12.718	12.152	1*
2012	12.152	13.103	1*
2013	13.103	13.018	1*
2014	13.018	13.249	1*
Deutsche Equity 500 Index VIP(1)
2004	7.876	8.589	348
2005	8.589	8.866	217
2006	8.866	10.100	177
2007	10.100	10.487	131
2008	10.487	6.499	85
2009	6.499	8.096	73
2010	8.096	9.157	49
2011	9.157	9.195	44
2012	9.195	10.491	27
2013	10.491	12.290	22
Deutsche Small Cap Index VIP
2005	15.878	16.324	9
2006	16.324	18.913	8
2007	18.913	18.296	5
2008	18.296	11.885	1*
2009	11.885	14.834	1*
2010	14.834	18.488	1*
2011	18.488	17.426	1*
2012	17.426	19.977	1*
2013	19.977	27.310	1*
2014	N/A	N/A	N/A
Fidelity VIP Contrafund
2005	13.999	16.102	24
2006	16.102	17.693	29
2007	17.693	20.466	22
2008	20.466	11.566	23
2009	11.566	15.450	18
2010	15.450	17.814	18
2011	17.814	17.077	18
2012	17.077	19.558	15
2013	19.558	25.256	14
2014	25.256	27.807	14
Fidelity VIP Equity-Income(1)
2004	10.654	11.717	184
2005	11.717	12.231	153
2006	12.231	14.497	141
2007	14.497	14.514	120
2008	14.514	8.207	80
2009	8.207	10.538	62
2010	10.538	11.966	49
2011	11.966	11.914	46
2012	11.914	13.782	37
2013	13.782	16.140	33
A-5

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth
2005	7.011	7.315	101
2006	7.315	7.707	82
2007	7.707	9.649	70
2008	9.649	5.027	38
2009	5.027	6.359	35
2010	6.359	7.787	28
2011	7.787	7.694	25
2012	7.694	8.702	19
2013	8.702	11.699	18
2014	11.699	12.839	18
Fidelity VIP Mid Cap
2005	10.782	11.581	5
2006	11.581	12.836	8
2007	12.836	14.599	18
2008	14.599	8.694	15
2009	8.694	11.981	15
2010	11.981	15.191	16
2011	15.191	13.354	14
2012	13.354	15.086	11
2013	15.086	20.212	15
2014	20.212	21.133	15
Fidelity VIP Overseas(5)
2004	8.039	9.008	35
2005	9.008	10.575	37
2006	10.575	12.313	32
2007	12.313	14.244	22
2008	14.244	7.893	15
2009	7.893	9.848	10
2010	9.848	10.986	9
2011	10.986	8.973	9
2012	8.973	10.684	7
2013	10.684	11.943	7
Franklin Income VIP
2006	10.098	11.239	4
2007	11.239	11.499	32
2008	11.499	7.976	27
2009	7.976	10.665	27
2010	10.665	11.850	16
2011	11.850	11.964	16
2012	11.964	13.290	14
2013	13.290	14.933	10
2014	14.933	15.405	7
Franklin Mutual Shares VIP
2006	10.004	11.284	24
2007	11.284	11.514	47
2008	11.514	7.140	35
2009	7.140	8.875	35
2010	8.875	9.732	28
2011	9.732	9.496	25
2012	9.496	10.698	19
2013	10.698	13.531	8
2014	13.531	14.293	9
A-6

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities(6)
2004	7.331	8.059	130
2005	8.059	8.327	109
2006	8.327	8.925	96
2007	8.925	9.791	78
2008	9.791	5.552	55
2009	5.552	7.860	54
2010	7.860	9.892	42
2011	9.892	9.283	36
2012	9.283	10.147	30
2013	10.147	11.836	28
Invesco V.I. American Franchise
2012	5.072	4.899	14
2013	4.899	6.769	13
2014	6.769	7.239	9
Invesco V.I. Core Equity
2006	7.493	8.103	140
2007	8.103	8.639	97
2008	8.639	5.951	71
2009	5.951	7.529	49
2010	7.529	8.134	36
2011	8.134	8.015	32
2012	8.015	9.001	21
2013	9.001	11.472	16
2014	11.472	12.235	13
Invesco V.I. International Growth
2005	8.762	10.189	54
2006	10.189	12.885	46
2007	12.885	14.576	34
2008	14.576	8.569	19
2009	8.569	11.428	10
2010	11.428	12.719	10
2011	12.719	11.696	9
2012	11.696	13.325	9
2013	13.325	15.638	5
2014	15.638	15.472	4
Invesco Van Kampen V.I. Capital Growth
2006	5.777	5.706	96
2007	5.706	6.303	46
2008	6.303	3.574	32
2009	3.574	4.267	24
2010	4.267	4.860	18
2011	4.860	4.413	17
Janus Aspen Global Research
2005	N/A	N/A	N/A
2006	N/A	N/A	N/A
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	10.205	11.627	1*
2011	11.627	9.862	1*
2012	9.862	11.656	1*
2013	11.656	14.723	1*
2014	N/A	N/A	N/A
A-7

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Balanced
2005	11.750	12.475	3
2006	12.475	13.583	3
2007	13.583	14.772	8
2008	14.772	12.227	3
2009	12.227	15.141	3
2010	15.141	16.143	3
2011	16.143	16.134	1*
2012	16.134	18.038	1*
2013	18.038	21.310	1*
2014	21.310	22.745	1*
Janus Aspen Series Enterprise
2005	12.733	14.067	11
2006	14.067	15.717	2
2007	15.717	18.868	4
2008	18.868	10.445	2
2009	10.445	14.878	1*
2010	14.878	18.415	1*
2011	18.415	17.859	1*
2012	17.859	20.602	1*
2013	20.602	26.825	1*
2014	26.825	29.690	1*
LVIP American Century VP Mid Cap Value RPM
2014	N/A	N/A	N/A
LVIP Baron Growth Opportunities(7)
2006	N/A	N/A	N/A
2007	11.278	10.843	2
2008	10.843	6.508	1*
2009	6.508	8.877	1*
2010	8.877	11.063	1*
2011	11.063	11.348	4
2012	11.348	13.232	4
2013	13.232	18.275	3
2014	18.275	18.896	1*
LVIP BlackRock Emerging Markets RPM
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP BlackRock Equity Dividend RPM
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP BlackRock Global Allocation V.I. RPM
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A
2011	10.112	11.155	3
2012	11.155	11.687	4
2013	11.687	10.538	19
2014	10.538	10.691	12
LVIP Capital Growth
2007	10.767	10.717	8
2008	10.717	6.158	8
2009	6.158	8.169	8
2010	8.169	9.559	7
2011	9.559	8.555	7
2012	8.555	10.019	7
2013	10.019	13.404	2
2014	13.404	14.683	1*
A-8

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007	9.596	8.231	6
2008	8.231	4.693	13
2009	4.693	6.363	4
2010	6.363	7.383	6
2011	7.383	6.632	4
2012	6.632	8.135	2
2013	8.135	8.265	2
2014	8.265	9.259	2
LVIP ClearBridge Variable Appreciation RPM
2014	N/A	N/A	N/A
LVIP Columbia Small-Mid Cap Growth RPM
2007	10.330	10.962	1*
2008	10.962	5.466	1*
2009	5.466	7.980	1*
2010	7.980	9.989	1*
2011	9.989	9.079	1*
2012	9.079	9.509	1*
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Delaware Bond
2005	14.127	14.298	492
2006	14.298	14.764	439
2007	14.764	15.351	388
2008	15.351	14.695	280
2009	14.695	17.230	207
2010	17.230	18.433	164
2011	18.433	19.565	148
2012	19.565	20.568	122
2013	20.568	19.814	97
2014	19.814	20.706	76
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A
2011	10.053	9.865	1*
2012	9.865	10.113	2
2013	10.113	10.023	15
2014	10.023	9.919	15
LVIP Delaware Foundation Aggressive Allocation(8)
2005	12.689	13.330	2
2006	13.330	15.014	2
2007	15.014	15.709	1*
2008	15.709	10.317	1*
2009	10.317	13.397	1*
2010	13.397	14.824	1*
2011	14.824	14.283	1*
2012	14.283	15.916	1*
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Delaware Growth and Income
2005	N/A	N/A	N/A
2006	N/A	N/A	N/A
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
A-9

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness
2005	12.772	14.109	7
2006	14.109	15.626	7
2007	15.626	15.865	6
2008	15.865	10.261	5
2009	10.261	13.154	5
2010	13.154	14.472	2
2011	14.472	14.362	2
2012	14.362	16.327	1*
2013	16.327	21.846	1*
2014	21.846	24.817	1*
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	12.974	13.722	1*
LVIP Dimensional Non-U.S. Equity RPM
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Dimensional U.S. Equity RPM
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Franklin Mutual Shares VIP RPM
2014	N/A	N/A	N/A
LVIP Global Income
2009	N/A	N/A	N/A
2010	10.688	11.532	2
2011	11.532	11.466	4
2012	11.466	12.146	4
2013	12.146	11.611	5
2014	11.611	11.642	4
LVIP Growth Fund(9)
2005	N/A	N/A	N/A
2006	N/A	N/A	N/A
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A
2006	12.432	12.415	1*
LVIP Invesco Diversified Equity-Income RPM
2014	N/A	N/A	N/A
LVIP Invesco V.I. Comstock RPM
2014	N/A	N/A	N/A
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A
2011	10.819	10.939	4
2012	10.939	12.365	3
2013	12.365	12.961	4
2014	12.961	13.111	1*
A-10

with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP JPMorgan Mid Cap Value RPM
2007	9.598	9.370	2
2008	9.370	6.086	2
2009	6.086	7.463	1*
2010	7.463	9.158	1*
2011	9.158	8.850	2
2012	8.850	9.902	1*
2013	9.902	12.095	1*
2014	12.095	12.863	1*
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Managed Risk Profile Conservative
2005	N/A	N/A	N/A
2006	10.322	11.041	2
2007	11.041	11.705	5
2008	11.705	9.390	25
2009	9.390	11.532	27
2010	11.532	12.535	29
2011	12.535	12.784	26
2012	12.784	13.804	52
2013	13.804	14.902	51
2014	14.902	15.493	67
A-11

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile Growth
2005	10.466	10.661	7
2006	10.661	11.970	14
2007	11.970	12.929	14
2008	12.929	8.468	11
2009	8.468	10.748	4
2010	10.748	11.915	1*
2011	11.915	11.721	1*
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	14.055	14.303	5
LVIP Managed Risk Profile Moderate
2005	10.309	10.484	58
2006	10.484	11.555	57
2007	11.555	12.420	136
2008	12.420	8.964	64
2009	8.964	11.290	22
2010	11.290	12.433	31
2011	12.433	12.372	11
2012	12.372	13.338	11
2013	13.338	14.675	12
2014	14.675	15.033	19
LVIP MFS International Growth RPM
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP MFS International Growth
2007	11.223	11.163	2
2008	11.163	5.606	2
2009	5.606	7.491	2
2010	7.491	8.335	1*
2011	8.335	7.388	1*
2012	7.388	8.681	1*
2013	8.681	9.698	1*
2014	9.698	9.057	1*
LVIP MFS Value
2007	N/A	N/A	N/A
2008	9.340	6.474	1*
2009	N/A	N/A	N/A
2010	7.704	8.456	5
2011	8.456	8.309	9
2012	8.309	9.508	8
2013	9.508	12.716	10
2014	12.716	13.822	3
LVIP Mid-Cap Value
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	8.613	7.683	1*
2012	7.683	9.380	1*
2013	9.380	12.377	1*
2014	12.377	13.184	1*
A-12

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Mondrian International Value
2005	16.145	17.918	7
2006	17.918	22.970	6
2007	22.970	25.253	12
2008	25.253	15.774	9
2009	15.774	18.857	2
2010	18.857	19.054	2
2011	19.054	17.996	2
2012	17.996	19.453	2
2013	19.453	23.372	3
2014	23.372	22.462	1*
LVIP Money Market
2005	10.434	10.576	305
2006	10.576	10.917	325
2007	10.917	11.300	340
2008	11.300	11.404	243
2009	11.404	11.280	215
2010	11.280	11.128	132
2011	11.128	10.977	125
2012	10.977	10.827	94
2013	10.827	10.679	67
2014	10.679	10.533	59
LVIP Multi-Manager Global Equity RPM
2014	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	9.915	9.912	17
LVIP SSgA Bond Index
2008	10.003	10.470	15
2009	10.470	10.765	22
2010	10.765	11.221	15
2011	11.221	11.854	3
2012	11.854	12.110	5
2013	N/A	N/A	N/A
2014	11.605	12.072	1*
LVIP SSgA Conservative Index Allocation
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	12.023	12.258	1*
LVIP SSgA Conservative Structured Allocation
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP SSgA Developed International 150
2008	9.486	6.267	2
2009	6.267	8.918	4
2010	8.918	9.410	3
2011	9.410	8.133	1*
2012	8.133	9.091	1*
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
A-13

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Emerging Markets 100
2008	9.856	6.058	2
2009	6.058	11.319	3
2010	11.319	14.225	1*
2011	14.225	11.901	2
2012	11.901	13.189	2
2013	13.189	12.606	2
2014	N/A	N/A	N/A
LVIP SSgA Global Tactical Allocation RPM(11)
2005	10.660	10.897	1*
2006	10.897	12.492	1*
2007	12.492	13.642	1*
2008	13.642	7.988	1*
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	10.994	10.837	6
2012	10.837	11.848	9
2013	11.848	12.798	9
2014	12.798	13.088	9
LVIP SSgA International Index
2008	9.605	6.403	2
2009	6.403	8.053	5
2010	8.053	8.479	3
2011	8.479	7.308	1*
2012	7.308	8.491	1*
2013	8.491	10.105	9
2014	10.105	9.359	6
LVIP SSgA International RPM
2014	N/A	N/A	N/A
LVIP SSgA Large Cap 100
2008	9.503	6.980	4
2009	6.980	9.289	8
2010	9.289	10.891	5
2011	10.891	10.961	1*
2012	10.961	12.100	1*
2013	12.100	16.168	1*
2014	16.168	18.564	1*
LVIP SSgA Large Cap RPM
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP SSgA Moderate Index Allocation
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP SSgA Moderate Structured Allocation
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP SSgA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
A-14

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP SSgA S&P 500 Index(12)
2005	N/A	N/A	N/A
2006	N/A	N/A	N/A
2007	11.419	11.468	12
2008	11.468	7.102	28
2009	7.102	8.832	11
2010	8.832	9.992	8
2011	9.992	10.035	5
2012	10.035	11.444	3
2013	11.444	14.896	75
2014	14.896	16.662	64
LVIP SSgA Small-Cap Index
2007	N/A	N/A	N/A
2008	8.444	5.948	7
2009	5.948	7.373	4
2010	7.373	9.152	2
2011	9.152	8.591	1*
2012	8.591	9.794	1*
2013	9.794	13.286	27
2014	13.286	13.680	23
LVIP SSgA Small-Cap RPM
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP SSgA Small-Mid Cap 200
2008	9.957	7.231	1*
2009	7.231	10.788	2
2010	10.788	13.556	2
2011	13.556	13.039	3
2012	13.039	14.600	3
2013	14.600	19.314	3
2014	19.314	19.816	1*
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	9.185	8.885	1*
2012	8.885	10.340	1*
2013	10.340	14.143	1*
2014	14.143	15.124	2
LVIP T. Rowe Price Structured Mid-Cap Growth
2005	13.793	14.900	1*
2006	14.900	16.015	1*
2007	16.015	17.893	1*
2008	17.893	10.071	1*
2009	10.071	14.497	1*
2010	14.497	18.307	1*
2011	18.307	17.309	1*
2012	17.309	19.802	1*
2013	19.802	26.256	1*
2014	26.256	28.818	1*
A-15

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Templeton Growth RPM
2007	9.606	9.807	6
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	7.934	7.562	2
2012	7.562	9.016	2
2013	9.016	10.636	2
2014	N/A	N/A	N/A
LVIP UBS Large Cap Growth RPM
2005	12.641	12.956	1*
2006	12.956	13.977	1*
2007	13.977	16.556	1*
2008	16.556	9.637	1*
2009	9.637	13.131	1*
2010	13.131	14.383	1*
2011	14.383	13.343	1*
2012	13.343	15.276	1*
2013	15.276	18.856	1*
2014	18.856	19.540	1*
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP VIP Contrafund RPM
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
LVIP VIP Mid Cap RPM
2014	N/A	N/A	N/A
MFS VIT Core Equity
2005	11.377	11.383	1*
2006	11.383	12.740	1*
2007	N/A	N/A	N/A
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	N/A	N/A	N/A
2011	N/A	N/A	N/A
2012	N/A	N/A	N/A
2013	N/A	N/A	N/A
2014	N/A	N/A	N/A
MFS VIT Growth
2005	5.586	6.014	72
2006	6.014	6.399	61
2007	6.399	7.646	42
2008	7.646	4.718	29
2009	4.718	6.406	24
2010	6.406	7.286	21
2011	7.286	7.161	15
2012	7.161	8.289	10
2013	8.289	11.186	10
2014	11.186	12.017	8
A-16

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Total Return
2005	13.047	13.228	241
2006	13.228	14.596	203
2007	14.596	15.000	162
2008	15.000	11.518	119
2009	11.518	13.405	81
2010	13.405	14.531	56
2011	14.531	14.583	48
2012	14.583	15.999	35
2013	15.999	18.782	28
2014	18.782	20.095	21
MFS VIT Utilities
2005	10.607	12.221	125
2006	12.221	15.819	114
2007	15.819	19.951	72
2008	19.951	12.263	53
2009	12.263	16.109	39
2010	16.109	18.078	32
2011	18.078	19.036	26
2012	19.036	21.303	19
2013	21.303	25.317	17
2014	25.317	28.143	15
NB AMT Mid Cap Growth(1)
2004	10.552	12.103	19
2005	12.103	13.575	19
2006	13.575	15.353	24
2007	15.353	18.550	19
2008	18.550	10.359	17
2009	10.359	13.442	12
2010	13.442	17.113	11
2011	17.113	16.954	10
2012	16.954	18.794	10
2013	18.794	21.479	9
NB AMT Mid Cap Intrinsic Value
2005	15.894	17.554	15
2006	17.554	19.242	14
2007	19.242	19.601	3
2008	19.601	10.472	3
2009	10.472	15.135	3
2010	15.135	18.832	3
2011	18.832	17.364	3
2012	17.364	19.781	3
2013	19.781	26.734	3
2014	26.734	30.010	1*
PIMCO VIT CommodityRealReturn Strategy
2009	10.878	12.518	1*
2010	12.518	15.338	2
2011	15.338	13.983	4
2012	13.983	14.496	4
2013	14.496	12.191	4
2014	12.191	9.783	3
Putnam VT Global Health Care
2005	10.235	11.424	4
2006	11.424	11.580	2
2007	11.580	11.351	2
2008	N/A	N/A	N/A
2009	N/A	N/A	N/A
2010	11.533	11.653	1*
2011	11.653	11.355	1*
2012	N/A	N/A	N/A
2013	16.400	19.126	1*
2014	19.126	24.074	1*
A-17

	with EGMDB
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Growth & Income
2005	10.945	12.395	1*
2006	12.395	14.168	1*
2007	14.168	13.127	1*
2008	13.127	7.935	1*
2009	7.935	10.157	1*
2010	10.157	11.456	1*
2011	11.456	10.772	1*
2012	10.772	12.655	1*
2013	12.655	16.932	1*
2014	16.932	18.490	1*
Templeton Global Bond VIP
2005	9.872	9.887	3
2006	9.887	10.995	4
2007	10.995	12.035	10
2008	12.035	12.604	10
2009	12.604	14.751	8
2010	14.751	16.647	9
2011	16.647	16.273	9
2012	16.273	18.464	4
2013	18.464	18.504	4
2014	18.504	18.582	3
Templeton Growth VIP
2005	12.260	13.161	64
2006	13.161	15.808	49
2007	15.808	15.954	38
2008	15.954	9.074	34
2009	9.074	11.731	31
2010	11.731	12.423	21
2011	12.423	11.396	19
2012	11.396	13.605	11
2013	13.605	17.550	10
2014	17.550	16.819	10
*	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.
(6)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(7)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9)	Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10)	Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12)	Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
A-18

Appendix B — Guaranteed Annual Income Percentages For Previous Rider Elections
Guaranteed Annual Income Percentages by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%
59½ - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after April 2, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%	55 – 64	3.50%
59½ – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%

Guaranteed Annual Income Percentages by Ages for rider elections prior to April 2, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½+	5.00%	65+	5.00%

B-1

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Appendix C — Guaranteed Income Benefit Percentages For Previous Rider Elections
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between October 1, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

C-1

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SAI 1

Lincoln ChoicePlusSM
Lincoln New York Account N for Variable Annuities
(Registrant)
Lincoln Life & Annuity Company of New York   (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2015. You may obtain a copy of the Lincoln ChoicePlusSM prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2015.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”), an affiliate of Lincoln New York, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $21,994,157, $33,284,942 and $37,372,495 to LFN and Selling Firms in 2012, 2013 and 2014, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Tables “a” Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 4.00% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
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units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,566.86	$9,974.48
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.
At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
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Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We
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have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
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SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 financial statements of Lincoln New York appear on the following pages.
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Prospectus 2

Lincoln ChoicePlusSM II Individual Variable Annuity Contracts
Lincoln New York Account N for Variable Annuities
May 1, 2015
Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You will receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring a qualified contract. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions.
This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
(formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
AB VPS Large Cap Growth Portfolio*
(formerly AllianceBernstein VPS Large Cap Growth Portfolio)
AB VPS Small/Mid Cap Value Portfolio
(formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
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Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Investments VIT Funds:
Deutsche Equity 500 Index VIP Portfolio
Deutsche Small Cap Index VIP Portfolio
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
Janus Aspen Series:
Janus Aspen Balanced Portfolio*
Janus Aspen Enterprise Portfolio*
Janus Aspen Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Global Allocation Portfolio*
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Core Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century VP Mid Cap Value Managed Volatility Fund
(formerly LVIP American Century VP Mid Cap Value RPM Fund)
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
(formerly LVIP BlackRock Emerging Markets RPM Fund)
LVIP BlackRock Equity Dividend Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend RPM Fund)
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
(formerly LVIP BlackRock Global Allocation V.I. RPM Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund*
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund*
LVIP ClearBridge Variable Appreciation Managed Volatility Fund
(formerly LVIP ClearBridge Variable Appreciation RPM Fund)
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund*
LVIP Dimensional International Core Equity Managed Volatility Fund
(formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
LVIP Dimensional U.S. Core Equity 1 Fund
(formerly LVIP Delaware Growth and Income Fund)
LVIP Dimensional U.S. Core Equity 2 Fund*
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund
(formerly LVIP Dimensional U.S. Equity RPM Fund)
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Mutual Shares VIP Managed Volatility Fund
(formerly LVIP Franklin Mutual Shares VIP RPM Fund)
LVIP Global Conservative Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Conservative Fund)
LVIP Global Growth Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Growth Fund)
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
(formerly LVIP Invesco Diversified Equity-Income RPM Fund)
LVIP Invesco V.I. Comstock Managed Volatility Fund
(formerly LVIP Invesco V.I. Comstock RPM Fund)
LVIP Ivy Mid Cap Growth Managed Volatility Fund
(formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
(formerly LVIP JPMorgan Mid Cap Value RPM Fund)
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP MFS International Growth Fund
LVIP MFS International Growth Managed Volatility Fund
(formerly LVIP MFS International Growth RPM Fund)
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
(formerly LVIP Multi-Manager Global Equity RPM Fund)
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Conservative Index Allocation Fund
LVIP SSgA Conservative Structured Allocation Fund
LVIP SSgA Developed International 150 Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
(formerly LVIP SSgA Global Tactical Allocation RPM Fund)
LVIP SSgA International Index Fund
LVIP SSgA International Managed Volatility Fund
(formerly LVIP SSgA International RPM Fund)
LVIP SSgA Large Cap 100 Fund
LVIP SSgA Large Cap Managed Volatility Fund
(formerly LVIP SSgA Large Cap RPM Fund)
LVIP SSgA Moderate Index Allocation Fund
LVIP SSgA Moderate Structured Allocation Fund
LVIP SSgA Moderately Aggressive Index Allocation Fund
LVIP SSgA Moderately Aggressive Structured Allocation Fund
LVIP SSgA S&P 500 Index Fund**
LVIP SSgA Small-Cap Index Fund
LVIP SSgA Small-Cap Managed Volatility Fund
(formerly LVIP SSgA Small-Cap RPM Fund)
LVIP SSgA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2

LVIP Templeton Growth Managed Volatility Fund
(formerly LVIP Templeton Growth RPM Fund)
LVIP U.S. Growth Allocation Managed Risk Fund*
LVIP UBS Large Cap Growth Managed Volatility Fund
(formerly LVIP UBS Large Cap Growth RPM Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP VIP Contrafund® Managed Volatility Portfolio
(formerly LVIP VIP Contrafund® RPM Portfolio)
LVIP VIP Mid Cap Managed Volatility Portfolio
(formerly LVIP VIP Mid Cap RPM Portfolio)
LVIP Wellington Capital Growth Fund
(formerly LVIP Capital Growth Fund)
LVIP Wellington Mid-Cap Value Fund
(formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
(formerly MFS® VIT Core Equity Series)
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Global Health Care Fund*
Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
** The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the
Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER® Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
5

Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payout Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER® Advantage (Managed Risk) or 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln New York (we, us, our)—Lincoln Life & Annuity Company of New York (LNY)
Living Benefit Rider—A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER® Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, i4LIFE® Advantage and 4LATER® Advantage (Managed Risk), the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	6.00%
Transfer Charge:[2]	$25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
[2]	The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for a contract that has elected i4LIFE® Advantage and previously purchased 4LATER® Advantage.

TABLE A
Annual Account Fee:[1]	$30

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.10%
Administrative Charge	0.15%
Total Separate Account Expenses	1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.15%
Total Separate Account Expenses	1.40%

Optional Living Benefit Rider Charges:[3]	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[4,5]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%

7

Lincoln Lifetime IncomeSM Advantage:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[7]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[7]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[8]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[9]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.
[3]	You may not have more than one Living Benefit Rider on your contract.
[4]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.
[5]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[6]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.
[7]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for further information. This rider is no longer available for purchase.
[8]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for further information. This rider is no longer available for purchase.
[9]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

TABLE B
Annual Account Fee:[1]	$30

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Account Value Death Benefit	1.65%
Guarantee of Principal Death Benefit	1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.85%

8

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[3,4]	Single Life	Joint Life
Account Value Death Benefit
Guaranteed Maximum Charge	3.65%	3.65%
Current Charge	2.30%	2.50%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.70%	3.70%
Current Charge	2.35%	2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.85%	3.85%
Current Charge	2.50%	2.70%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%
Current Charge	2.15%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.20%
Current Charge	2.20%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.35%
Current Charge	2.35%
[1]	The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge is reduced to 1.65% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[4]	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
[5]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information.

TABLE C
Annual Account Fee:[1]		$30

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):	Single Life	Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Guarantee of Principal Death Benefit	1.25%	1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.40%	1.40%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[2,3]
9

Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	As an annualized percentage of the greater of the Income Base (associated with the 4LATER® Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Advantage (Managed Risk) current charge rate. (The 4LATER® Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).

TABLE D
Annual Account Fee:[1]	$30

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for purchasers who previously purchased 4LATER® Advantage:[2]
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%
Current Charge	2.30%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.20%
Current Charge	2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.35%
Current Charge	2.50%
[1]	The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for further information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
10

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.34%	2.75%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.33%	1.88%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE® Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,256	$2,435	$3,474	$6,101
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$656	$1,935	$3,174	$6,101
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,215	$2,359	$3,423	$6,374
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$615	$1,859	$3,123	$6,374
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract is no longer available for purchase.
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What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you will have more restrictive Investment Requirements. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value, or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 6.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments
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will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, please see The Contracts – Purchase Payments section in this prospectus.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, the Contractowner may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage), an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum Annuity Payout (4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without Guaranteed Income Benefit). The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity® Advantage and 4LATER® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE® Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts - Investment Requirements.
A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided different Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.
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What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts – Lincoln Lifetime IncomeSM Advantage. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
What is Lincoln SmartSecurity® Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted for subsequent Purchase Payments, step-ups, and withdrawals. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts – Lincoln SmartSecurity® Advantage. You cannot simultaneously elect Lincoln SmartSecurity® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. A Death Benefit and the ability to make withdrawals are available during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE® Advantage payout phase, based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed Risk) at the time you terminate that rider to purchase i4LIFE® Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE® Advantage Guaranteed Income Benefit. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk). i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts - Investment Requirements.
What is 4LATER® Advantage (Managed Risk)? 4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit payment upon election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER® Advantage (Managed Risk). You cannot simultaneously elect 4LATER® Advantage (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements.
What is 4LATER® Advantage (or “4LATER®”)? 4LATER® Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER® Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You cannot simultaneously elect 4LATER® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts – Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
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Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles
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(GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.48%. We (or our affiliates) may profit from
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these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not offered in contracts issued on or after May 24, 2004.
•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
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•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital.
(formerly AllianceBernstein VPS Large Cap Growth Portfolio)
This fund is not offered in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term growth of capital.
•	Growth Fund (Class 2): Capital growth.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
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•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not offered in contracts issued on or after June 6, 2005.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return. This fund will be available on or about May 18, 2015. Consult your financial advisor.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century VP Mid Cap Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP American Century VP Mid Cap Value RPM Fund)
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP BlackRock Global Allocation V.I. RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP ClearBridge Variable Appreciation Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP ClearBridge Variable Appreciation RPM Fund)
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)(1): Long-term capital growth.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation. This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of
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funds.(4) (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation. (formerly LVIP Delaware Growth and Income Fund)
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation. This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Mutual Shares VIP Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP Franklin Mutual Shares VIP RPM Fund)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(4) (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
•	LVIP Invesco V.I. Comstock Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP Invesco V.I. Comstock RPM Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Service Class): Capital appreciation.(4) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS International Growth Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP MFS International Growth RPM Fund)
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP Multi-Manager Global Equity RPM Fund)
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•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA International RPM Fund)
•	LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA Large Cap RPM Fund)
•	LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSgA Small-Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA Small-Cap RPM Fund)
•	LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Service Class): Long-term capital growth.(4) (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4)
(formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP VIP Contrafund® Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP VIP Contrafund® RPM Portfolio)
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP VIP Mid Cap RPM Portfolio)
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•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): (formerly MFS® VIT Core Equity Series) This fund is not offered in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Global Health Care Fund (Class IB): Capital appreciation. This fund is not offered in contracts issued on or after May 24, 2004
•	Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(3)	The Fund employs hedging strategies designed to provide downside protection during sharp downward movements in equity markets.
(4)	The Fund employs hedging strategies designed to reduce overall portfolio volatility.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts
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might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
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The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit (GOP)
Mortality and expense risk charge	1.25%	1.10%
Administrative charge	0.15%	0.15%
Total annual charge for each Subaccount	1.40%	1.25%
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	6%	6%	5%	4%	3%	2%	1%	0
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 15% of the total Purchase Payments (this does not apply upon surrender of the contract);
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the 4LATER® or i4LIFE® Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner and has existed continuously for 12 months;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
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2.	Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
3.	On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $30 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary. We do not assess the account fee on contracts issued prior to October 1, 2003.
Transfer Fee
We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
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The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary, the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.
The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.
Lincoln Lifetime IncomeSM Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly). For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
4LATER® Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER® Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on
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the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER® Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.
The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER® Advantage (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
Lincoln SmartSecurity® Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The rider charge is currently equal to an annual rate of:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts – Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the
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number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER® rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual rate of the i4LIFE® Advantage charge during the Access Period is: 1.65% for the i4LIFE® Advantage Account Value Death Benefit; 1.70% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 1.85% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. i4LIFE® Advantage and the charge will begin on the
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Periodic Income Commencement Date, which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).
i4LIFE® Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE® Advantage Account Value Death Benefit; 2.35% (2.20% for version 1, 2 and 3) for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.50% (2.35% for version 1, 2 and 3) for the i4LIFE® Advantage EGMDB.
If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE® Advantage Account Value Death Benefit; 2.55% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.70% for the i4LIFE® Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (Managed Risk and version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
Currently, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk) . If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk), you may carry over certain features of those riders to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0, you may carry over certain features of that rider to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4).
For all such elections, this charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) discussion below applies to Lincoln Lifetime IncomeSM Advantage 2.0 unless otherwise indicated.
For Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk), the charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The current initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is equal to an annual
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rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.40% for the EGMDB, and 1.25% for the Guarantee of Principal Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge that was in effect at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER® Advantage (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)
1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($125,000 * 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is assessed against the Income Base since it is larger than the Account Value	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% * $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.)
Continuing the above example:
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1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit for purchasers who previously purchased 4LATER® Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE® Advantage Account Value Death Benefit; 2.35% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.50% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER® charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER® Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE® Advantage Account Value Death Benefit; 2.20% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within
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30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.
Other Charges and Deductions
The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not
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received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.
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Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable account are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a Contract Year. Transfers are limited to twelve (12) (within and/or between the variable and fixed Subaccounts) per Contract Year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.
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The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Servicing Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Servicing Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustments.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are
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required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of
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the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The owner on the date of issue will be the person or entity designated in the contract specifications. The owner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefit or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.
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There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
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Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.
Asset Allocation Models
Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your registered representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.
Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements.
The models are as follows:
•	The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in three equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in three equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of
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approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
•	The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in seven equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
•	The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
Your registered representative will have more information on the specific investments of each model.
Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy, you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.
% of Contract Value
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
LVIP Templeton Growth Managed Volatility Fund	33%
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
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upon death of:	and...	and...	Death Benefit proceeds pass to:
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and The Contracts – Lincoln Lifetime IncomeSM Advantage).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Enhanced Guaranteed Minimum Death Benefit (EGMDB).
If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	The current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value
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(withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and The Contracts – Lincoln Lifetime IncomeSM Advantage); or
•	The highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
For contracts purchased after October 1, 2003 the Contractowner may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date, or if you elect i4LIFE® Advantage. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
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Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Servicing Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements will apply to your contract. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders.
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The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.
Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected Living Benefit Riders (except for Lincoln SmartSecurity® Advantage or 4LATER® Advantage) between January 20, 2009 and June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.
You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a proportionate basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
Templeton Global Bond VIP Fund	All other Subaccounts except as described below.
The Deutsche Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn® Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AB VPS Global Thematic Growth Portfolio, the Delaware VIP® REIT Series, the LVIP BlackRock Emerging Markets Managed Volatility Fund, the Delaware VIP® Emerging Markets Series, the ClearBridge Variable Mid Cap Core Portfolio and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or Account Value under i4LIFE® Advantage among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or Account Value under i4LIFE® Advantage to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Franklin Income VIP Fund
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Conservative Index Allocation Fund
•	LVIP SSgA Conservative Structured Allocation Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSgA Moderate Index Allocation Fund
•	LVIP SSgA Moderate Structured Allocation Fund
•	LVIP SSgA Moderately Aggressive Index Allocation Fund
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	Templeton Global Bond VIP Fund
To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model.
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You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
Riders purchased on or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below.
For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a proportionate basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.
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Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1
Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)	Group 2 Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund	LVIP American Century VP Mid Cap Value Managed Volatility Fund
LVIP BlackRock Equity Dividend Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP ClearBridge Variable Appreciation Managed Volatility Fund
LVIP Dimensional International Core Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund
LVIP Franklin Mutual Shares VIP Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco V.I. Comstock Managed Volatility Fund
LVIP Ivy Mid Cap Growth Managed Volatility Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
LVIP MFS International Growth Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
LVIP SSgA International Managed Volatility Fund
LVIP SSgA Large Cap Managed Volatility Fund
LVIP SSgA Small-Cap Managed Volatility Fund
LVIP Templeton Growth Managed Volatility Fund
LVIP UBS Large Cap Growth Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP VIP Contrafund® Managed Volatility Portfolio
	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock Emerging Markets Managed Volatility Fund
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
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•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The PIMCO VIT CommodityRealReturn® Strategy Portfolio, Franklin Templeton Founding Investment Strategy, Templeton Global Bond VIP Fund, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Conservative Index Allocation Fund
•	LVIP SSgA Conservative Structured Allocation Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSgA Moderate Index Allocation Fund
•	LVIP SSgA Moderate Structured Allocation Fund
•	LVIP SSgA Moderately Aggressive Index Allocation Fund
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
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Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage), a minimum Annuity Payout (i4LIFE® Advantage Guaranteed Income Benefit, 4LATER® Advantage (Managed Risk), and 4LATER® Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER® Advantage. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the contractowner's age 80 on qualified contracts and up to the contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);

•	Lifetime income is available through i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth
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below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the Contractowner's age 80 for qualified contracts and up to the Contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary must elect i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.
Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE® Advantage or 4LATER® Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.
If your Lincoln Lifetime IncomeSM Advantage 2.0 rider was purchased prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.
If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements for other Living Benefit Riders.
If you elect this rider at contract issue, it will be effective on the contract’s effective date. If you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
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Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage
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charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.
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The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages for rider elections on or after May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider’s effective date, and makes an initial Purchase Payment of $200,000 into the contract:
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Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
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After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or age 95 (younger of you or your spouse for the joint life option) (nonqualified contracts) and have not elected i4LIFE® Advantage Guaranteed Income Benefit, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary have until the Contractowner has reached age 85 (qualified contracts) or age 99 (younger of you or your spouse for the joint life option) (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may
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provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86 (age 76 for qualified contracts), may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract;
•	upon termination of the underlying annuity contract;
•	for qualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or the Guaranteed Annual Income Amount Annuity Payout Option; or
•	for nonqualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or the Guaranteed Annual Income Amount Annuity Payout Option.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE®
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Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If the decision to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is made because it is the last day of the Contractowner's eligibility to elect i4LIFE® Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
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Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000
c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c) $150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875]. The entire $9,000 withdrawal reduced the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.
If you purchased the Lincoln Lifetime IncomeSM Advantage rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements.
Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE® Advantage option.) Not all riders will be available at all times.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your death.
If the rider was elected at contract issue, then it became effective on the contract’s effective date. If it was elected after the contract was issued then it became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the
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effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 105%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or when the Contractowner/Annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
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If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant is still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:
1.	an Excess Withdrawal (defined below) has occurred; or
2.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
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This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this Step-up on the Guaranteed Amount:
Initial Purchase Payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.
The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
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	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% Step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)
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In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon your death.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the Contractowner/Annuitant, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the Contractowner/Annuitant (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
•	upon the death of the Contractowner/Annuitant;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available at the time for purchase.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal
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amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Maximum Annual Withdrawal Amount $ 5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a)	Contract Value $80,000
b)	Sum of Purchase Payments $100,000
c)	Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculations as follows:
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a)	$80,000 - $9,000 = $71,000 (Reduction $9,000)
b)	$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
$95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c)	$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduces the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you are the Annuitant).
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:
a.	the Contractowner or joint owner is still living; and
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b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
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Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
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Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You
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will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
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After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts – Living Benefit Riders – i4LIFE® Advantage.
4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect 4LATER® Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
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After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
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	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Eligibility. To elect 4LATER® Advantage (Managed Risk), the Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger.
4LATER® Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Termination. After the 5th anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER® Advantage (Managed Risk). Contractowners with an active 4LATER® Advantage (Managed Risk) may purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER® Advantage (Managed Risk) rider. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE® Advantage Guaranteed Income Benefit for more information.
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Once you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95. Purchasers of 4LATER® Advantage (Managed Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99.
If you elect the 4LATER® Advantage (Managed Risk) joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option.
Contractowners who elect 4LATER® Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Advantage (Managed Risk). The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your 4LATER® Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the i4LIFE® Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
You should consider electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Servicing Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the option is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 for nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract,
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additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began . See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Servicing Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. You may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
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•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
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During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Total i4LIFE® Regular Income Payment	$25,000
Additional Withdrawal	$15,000	($15,000/$150,000=10% withdrawal)
Account Value at the time of Additional Withdrawal	$150,000
Death Benefit Value after i4LIFE® Regular Income Payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
Reduction in Death Benefit Value for Withdrawal = $175,000 x 10% = $17,500
The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract
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Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider) – i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to Investment Requirements applicable to your rider for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more
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information. All of the other terms and conditions of i4LIFE® Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders), Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit riders), or 4LATER® Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE® Advantage Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) or 4LATER® Advantage (Managed Risk) who decides to terminate that rider to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity® Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity® Advantage purchasers.)
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the
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Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
*	Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the
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Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2014 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
At the time of a step-up of the Guaranteed Income Benefit the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
At the time of a reset of the step-up period the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
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At the time of a reset of the 15-year step-up period the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wait until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider. If the Contractowner terminates Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE® Advantage Guaranteed Income Benefit (version 4) on the last day the Contractowner is eligible to purchase i4LIFE® Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner’s age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.
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Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
4LATER® Advantage (Managed Risk). Contractowners who elect 4LATER® Advantage (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or the Account Value to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) apply.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

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•	The maximum Access Period available for this benefit is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (Managed Risk) or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, i4LIFE® Advantage Guaranteed Income Benefit will terminate. Refer to the example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payments will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) and nonqualified annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before Withdrawal	$1,200
Guaranteed Income Benefit before Withdrawal	$900
Account Value at time of Additional Withdrawal	$150,000
Additional Withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for Withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE® Advantage Death Benefit will terminate and you will receive the Guarantee of Principal Death Benefit option. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
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For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
4LATER® Advantage
The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
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Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election
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and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.
At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER® Guaranteed Income Benefit charge.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or
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the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER® Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the assumed investment return rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
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A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payout Option, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
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The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. Annuity payouts cannot commence within twelve months of the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
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In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.5% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 1.5% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
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•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with New York law if:
•	your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for three (3) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are
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received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
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LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
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•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have
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recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
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Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
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•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.
Federal Penalty Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b)
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or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners
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would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable surrender charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
IRA purchasers will receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
98

Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
99

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100

Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln ChoicePlusSM II
Lincoln New York Account N for Variable Annuities

Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlusSM II.
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Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.
101

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102

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2005	4.755	4.860	103	N/A	N/A	N/A
2006	4.860	5.194	92	N/A	N/A	N/A
2007	5.194	6.141	80	N/A	N/A	N/A
2008	6.141	3.181	62	N/A	N/A	N/A
2009	3.181	4.804	39	N/A	N/A	N/A
2010	4.804	5.618	2	N/A	N/A	N/A
2011	5.618	4.243	2	N/A	N/A	N/A
2012	4.243	4.738	2	N/A	N/A	N/A
2013	4.738	5.743	2	N/A	N/A	N/A
2014	5.743	5.935	1*	N/A	N/A	N/A
ABVPSF Growth and Income(1)
2004	10.537	11.557	20	12.202	13.220	7
2005	11.557	11.920	27	13.220	13.656	9
2006	11.920	13.751	28	13.656	15.777	11
2007	13.751	14.218	28	15.777	16.339	11
2008	14.218	8.315	17	16.339	9.569	9
2009	8.315	9.868	15	9.569	11.373	7
2010	9.868	10.976	11	11.373	12.670	6
2011	10.976	11.480	10	12.670	13.272	6
2012	11.480	13.273	9	13.272	15.367	4
2013	13.273	15.527	8	15.367	17.988	4
ABVPSF International Value(2)
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	12.009	12.341	2	N/A	N/A	N/A
2008	12.341	5.685	4	N/A	N/A	N/A
2009	5.685	7.532	7	N/A	N/A	N/A
2010	7.532	7.747	5	N/A	N/A	N/A
2011	7.747	6.154	5	N/A	N/A	N/A
2012	6.154	6.930	5	N/A	N/A	N/A
2013	6.930	7.633	5	7.004	7.719	13
ABVPSF Large Cap Growth
2005	6.210	7.033	23	12.322	13.975	4
2006	7.033	6.890	26	13.975	13.713	2
2007	6.890	7.720	27	13.713	15.386	2
2008	7.720	4.581	13	N/A	N/A	N/A
2009	4.581	6.193	13	N/A	N/A	N/A
2010	6.193	6.708	7	N/A	N/A	N/A
2011	6.708	6.398	7	N/A	N/A	N/A
2012	6.398	7.328	6	N/A	N/A	N/A
2013	7.328	9.900	6	N/A	N/A	N/A
2014	9.900	11.113	3	N/A	N/A	N/A
ABVPSF Small/Mid Cap Value
2005	17.874	18.795	23	15.083	16.286	1*
2006	18.795	21.165	23	16.286	18.367	1*
2007	21.165	21.190	12	18.367	18.416	1*
2008	21.190	13.426	11	18.416	11.686	1*
2009	13.426	18.886	14	11.686	16.464	1*
2010	18.886	23.576	13	16.464	20.582	1*
2011	23.576	21.243	7	20.582	18.574	1*
2012	21.243	24.817	1*	18.574	21.731	1*
2013	24.817	33.682	1*	21.731	29.538	1*
2014	33.682	36.185	1*	29.538	31.781	1*
A-1

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004	10.012	10.420	39	N/A	N/A	N/A
2005	10.420	10.435	49	10.329	10.460	1*
2006	10.435	10.452	56	10.460	10.493	2
2007	10.452	11.286	52	10.493	11.348	2
2008	11.286	10.951	41	11.348	11.028	7
2009	10.951	11.905	35	11.028	12.006	7
2010	11.905	12.338	21	12.006	12.461	11
2011	12.338	13.595	18	12.461	13.752	11
2012	13.595	14.396	15	13.752	14.584	10
2013	14.396	14.097	15	14.584	14.290	10
American Funds Global Growth
2005	11.283	12.692	1*	11.183	12.722	1*
2006	12.692	15.072	1*	12.722	15.131	1*
2007	15.072	17.070	4	15.131	17.162	1*
2008	17.070	10.371	2	17.162	10.442	1*
2009	10.371	14.553	4	10.442	14.675	1*
2010	14.553	16.036	4	14.675	16.195	1*
2011	16.036	14.408	4	16.195	14.572	1*
2012	14.408	17.413	4	14.572	17.638	1*
2013	17.413	22.181	3	17.638	22.502	1*
2014	22.181	22.379	2	22.502	22.737	1*
American Funds Global Small Capitalization
2005	10.454	12.922	19	16.905	20.928	3
2006	12.922	15.807	15	20.928	25.639	5
2007	15.807	18.927	12	25.639	30.746	5
2008	18.927	8.675	10	30.746	14.113	5
2009	8.675	13.797	10	14.113	22.481	5
2010	13.797	16.655	9	22.481	27.178	5
2011	16.655	13.279	5	27.178	21.701	5
2012	13.279	15.475	4	21.701	25.328	1*
2013	15.475	19.575	4	25.328	32.087	1*
2014	19.575	19.713	4	32.087	32.361	1*
American Funds Growth
2005	8.934	10.236	262	13.711	15.733	22
2006	10.236	11.125	254	15.733	17.125	27
2007	11.125	12.325	221	17.125	19.001	24
2008	12.325	6.810	180	19.001	10.513	24
2009	6.810	9.361	155	10.513	14.475	21
2010	9.361	10.956	123	14.475	16.966	20
2011	10.956	10.341	91	16.966	16.038	16
2012	10.341	12.022	60	16.038	18.673	14
2013	12.022	15.424	57	18.673	23.992	13
2014	15.424	16.503	51	23.992	25.710	10
American Funds Growth-Income
2005	12.056	12.581	306	13.424	14.031	33
2006	12.581	14.293	294	14.031	15.963	37
2007	14.293	14.805	262	15.963	16.560	34
2008	14.805	9.073	217	16.560	10.164	31
2009	9.073	11.742	180	10.164	13.174	24
2010	11.742	12.902	143	13.174	14.497	24
2011	12.902	12.490	108	14.497	14.055	20
2012	12.490	14.470	70	14.055	16.307	17
2013	14.470	19.048	57	16.307	21.499	14
2014	19.048	20.781	49	21.499	23.490	11
A-2

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2005	8.917	10.683	121	15.582	18.698	13
2006	10.683	12.534	123	18.698	21.970	21
2007	12.534	14.835	116	21.970	26.041	20
2008	14.835	8.466	97	26.041	14.884	18
2009	8.466	11.945	82	14.884	21.031	14
2010	11.945	12.631	65	21.031	22.272	14
2011	12.631	10.716	44	22.272	18.924	14
2012	10.716	12.459	32	18.924	22.035	8
2013	12.459	14.944	28	22.035	26.470	5
2014	14.944	14.345	26	26.470	25.447	5
BlackRock Global Allocation V.I.
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	11.587	12.542	6	N/A	N/A	N/A
2011	12.542	11.917	11	N/A	N/A	N/A
2012	11.917	12.922	11	12.230	12.993	7
2013	12.922	14.580	3	12.993	14.681	7
2014	14.580	14.655	3	14.681	14.779	7
ClearBridge Variable Mid Cap Core
2014	N/A	N/A	N/A	N/A	N/A	N/A
Delaware VIP Diversified Income
2005	10.888	10.673	42	10.898	10.699	3
2006	10.673	11.321	42	10.699	11.366	5
2007	11.321	11.992	46	11.366	12.057	5
2008	11.992	11.246	39	12.057	11.324	10
2009	11.246	14.046	28	11.324	14.165	6
2010	14.046	14.940	18	14.165	15.089	9
2011	14.940	15.639	17	15.089	15.819	9
2012	15.639	16.482	11	15.819	16.696	9
2013	16.482	16.022	7	16.696	16.254	9
2014	16.022	16.586	5	16.254	16.852	8
Delaware VIP Emerging Markets
2005	13.584	17.027	4	15.527	17.068	2
2006	17.027	21.292	5	17.068	21.375	1*
2007	21.292	29.082	4	21.375	29.239	1*
2008	29.082	13.856	4	29.239	13.951	1*
2009	13.856	24.276	6	13.951	24.478	1*
2010	24.276	28.298	6	24.478	28.577	1*
2011	28.298	22.323	3	28.577	22.577	1*
2012	22.323	25.135	3	22.577	25.459	1*
2013	25.135	27.229	2	25.459	27.622	1*
2014	27.229	24.632	2	27.622	25.024	1*
Delaware VIP High Yield
2005	14.738	15.019	44	12.494	12.751	6
2006	15.019	16.616	37	12.751	14.129	7
2007	16.616	16.802	35	14.129	14.308	8
2008	16.802	12.521	26	14.308	10.679	6
2009	12.521	18.354	21	10.679	15.677	5
2010	18.354	20.798	15	15.677	17.791	4
2011	20.798	20.986	12	17.791	17.979	4
2012	20.986	24.286	8	17.979	20.838	4
2013	24.286	26.099	8	20.838	22.426	3
2014	26.099	25.598	7	22.426	22.029	3
A-3

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Limited-Term Diversified Income
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	9.965	10.246	25
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	10.518	10.294	1*	N/A	N/A	N/A
2009	10.294	11.429	17	N/A	N/A	N/A
2010	11.429	11.754	5	N/A	N/A	N/A
2011	11.754	11.887	6	N/A	N/A	N/A
2012	11.887	12.018	5	N/A	N/A	N/A
2013	12.018	11.693	5	N/A	N/A	N/A
2014	11.693	11.697	2	N/A	N/A	N/A
Delaware VIP REIT
2005	18.798	19.808	51	15.815	16.690	5
2006	19.808	25.847	46	16.690	21.810	3
2007	25.847	21.874	36	21.810	18.485	3
2008	21.874	13.958	27	18.485	11.814	2
2009	13.958	16.963	22	11.814	14.378	1*
2010	16.963	21.178	17	14.378	17.978	1*
2011	21.178	23.101	12	17.978	19.640	1*
2012	23.101	26.564	10	19.640	22.618	1*
2013	26.564	26.698	8	22.618	22.766	1*
2014	26.698	33.994	7	22.766	29.031	1*
Delaware VIP Small Cap Value
2005	18.287	19.682	45	15.780	17.010	7
2006	19.682	22.492	41	17.010	19.467	6
2007	22.492	20.662	35	19.467	17.910	6
2008	20.662	14.248	25	17.910	12.369	4
2009	14.248	18.485	17	12.369	16.071	3
2010	18.485	24.046	11	16.071	20.937	3
2011	24.046	23.334	9	20.937	20.348	3
2012	23.334	26.147	8	20.348	22.835	3
2013	26.147	34.336	7	22.835	30.032	3
2014	34.336	35.761	6	30.032	31.326	3
Delaware VIP Smid Cap Growth(4)
2005	14.810	15.424	14	13.942	14.542	4
2006	15.424	16.325	14	14.542	15.415	5
2007	16.325	17.781	14	15.415	16.816	5
2008	17.781	9.317	9	16.816	8.825	4
2009	9.317	14.184	7	8.825	13.454	2
2010	16.892	19.118	8	16.042	18.161	2
2011	19.118	20.342	5	18.161	19.353	2
2012	20.342	22.208	5	19.353	21.160	6
2013	22.208	30.872	4	21.160	29.459	6
2014	30.872	31.317	4	29.459	29.929	5
Delaware VIP U.S. Growth
2005	10.037	11.324	4	11.688	13.206	3
2006	11.324	11.397	3	13.206	13.311	4
2007	11.397	12.629	3	13.311	14.772	4
2008	12.629	7.116	3	14.772	8.336	4
2009	7.116	10.030	3	8.336	11.768	4
2010	10.030	11.230	2	11.768	13.195	4
2011	11.230	11.905	2	13.195	14.009	4
2012	11.905	13.612	2	14.009	16.042	3
2013	13.612	18.047	2	16.042	21.300	2
2014	18.047	20.018	1*	21.300	23.662	2
A-4

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value
2005	12.668	13.215	18	13.726	14.267	3
2006	13.215	16.132	19	14.267	17.443	3
2007	16.132	15.432	19	17.443	16.710	3
2008	15.432	10.109	18	16.710	10.962	3
2009	10.109	11.728	17	10.962	12.737	1*
2010	11.728	13.337	11	12.737	14.507	1*
2011	13.337	14.369	12	14.507	15.653	1*
2012	14.369	16.215	8	15.653	17.690	1*
2013	16.215	21.326	8	17.690	23.301	1*
2014	21.326	23.911	7	23.301	26.165	1*
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
Deutsche Equity 500 Index VIP(1)
2005	8.589	8.866	121	13.194	13.640	1*
2006	8.866	10.100	112	13.640	15.561	1*
2007	10.100	10.487	93	15.561	16.182	2
2008	10.487	6.499	79	16.182	10.044	2
2009	6.499	8.096	58	10.044	12.530	1*
2010	8.096	9.157	25	12.530	14.194	1*
2011	9.157	9.195	24	14.194	14.275	1*
2012	9.195	10.491	21	14.275	16.310	1*
2013	10.491	13.648	21	16.310	21.250	1*
2014	13.648	15.260	17	21.250	23.797	1*
Deutsche Small Cap Index VIP
2005	15.878	16.324	38	15.798	16.265	1*
2006	16.324	18.913	35	16.265	18.873	1*
2007	18.913	18.296	23	18.873	18.284	1*
2008	18.296	11.885	19	18.284	11.895	1*
2009	11.885	14.834	13	11.895	14.869	1*
2010	14.834	18.488	3	14.869	18.560	1*
2011	18.488	17.426	1*	18.560	17.520	1*
2012	17.426	19.977	1*	17.520	20.114	1*
2013	19.977	27.310	1*	20.114	27.539	1*
2014	27.310	28.208	1*	27.539	28.487	1*
Fidelity VIP Contrafund
2005	13.999	16.102	20	13.965	16.089	6
2006	16.102	17.693	22	16.089	17.706	9
2007	17.693	20.466	20	17.706	20.512	9
2008	20.466	11.566	21	20.512	11.609	6
2009	11.566	15.450	17	11.609	15.531	6
2010	15.450	17.814	12	15.531	17.934	4
2011	17.814	17.077	10	17.934	17.218	4
2012	17.077	19.558	10	17.218	19.749	4
2013	19.558	25.256	7	19.749	25.541	3
2014	25.256	27.807	6	25.541	28.163	2
Fidelity VIP Equity-Income(1)
2004	11.627	12.753	35	12.827	13.647	3
2005	12.753	13.276	39	13.647	14.228	5
2006	13.276	15.700	39	14.228	16.851	4
2007	15.700	15.679	26	16.851	16.854	3
2008	15.679	8.842	20	16.854	9.518	3
2009	8.842	11.324	19	9.518	12.209	3
2010	11.324	12.833	16	12.209	13.856	3
2011	12.833	12.737	13	13.856	13.774	3
2012	12.737	14.702	11	13.774	15.923	2
2013	14.702	17.200	18	15.923	18.638	2
A-5

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Growth
2005	10.729	11.163	70	12.538	13.063	1*
2006	11.163	11.731	62	13.063	13.749	2
2007	11.731	14.652	54	13.749	17.198	5
2008	14.652	7.613	41	17.198	8.949	2
2009	7.613	9.606	29	8.949	11.310	2
2010	9.606	11.733	8	11.310	13.835	2
2011	11.733	11.566	7	13.835	13.658	2
2012	11.566	13.048	7	13.658	15.431	2
2013	13.048	17.499	6	15.431	20.726	1*
2014	17.499	19.156	5	20.726	22.723	1*
Fidelity VIP Mid Cap
2005	11.319	11.581	1*	N/A	N/A	N/A
2006	11.581	12.835	4	N/A	N/A	N/A
2007	12.835	14.598	8	N/A	N/A	N/A
2008	14.598	8.694	12	13.301	8.741	1*
2009	8.694	11.981	10	N/A	N/A	N/A
2010	11.981	15.190	7	N/A	N/A	N/A
2011	15.190	13.353	6	N/A	N/A	N/A
2012	13.353	15.085	6	N/A	N/A	N/A
2013	15.085	20.211	6	N/A	N/A	N/A
2014	20.211	21.132	6	N/A	N/A	N/A
Fidelity VIP Overseas(5)
2004	12.040	13.453	13	14.359	15.909	1*
2005	13.453	15.758	19	15.909	18.662	2
2006	15.758	18.300	19	18.662	21.706	2
2007	18.300	21.123	18	21.706	25.092	2
2008	21.123	11.673	17	25.092	13.886	2
2009	11.673	14.529	13	13.886	17.310	2
2010	14.529	16.165	10	17.310	19.288	2
2011	16.165	13.176	10	19.288	15.745	2
2012	13.176	15.640	10	15.745	18.719	1*
2013	15.640	17.470	9	18.719	20.921	1*
Franklin Income VIP
2006	10.407	11.239	1*	N/A	N/A	N/A
2007	11.239	11.499	7	N/A	N/A	N/A
2008	11.499	7.976	4	N/A	N/A	N/A
2009	7.976	10.665	6	N/A	N/A	N/A
2010	10.665	11.850	6	N/A	N/A	N/A
2011	11.850	11.964	2	N/A	N/A	N/A
2012	11.964	13.290	2	N/A	N/A	N/A
2013	13.290	14.933	1*	N/A	N/A	N/A
2014	14.933	15.405	1*	N/A	N/A	N/A
Franklin Mutual Shares VIP
2006	11.151	11.284	1*	N/A	N/A	N/A
2007	11.284	11.514	5	N/A	N/A	N/A
2008	11.514	7.140	3	N/A	N/A	N/A
2009	7.140	8.875	5	N/A	N/A	N/A
2010	8.875	9.732	5	N/A	N/A	N/A
2011	9.732	9.496	4	N/A	N/A	N/A
2012	9.496	10.698	5	N/A	N/A	N/A
2013	10.698	13.531	4	N/A	N/A	N/A
2014	13.531	14.293	4	N/A	N/A	N/A
A-6

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Small-Mid Cap Growth Securities(6)
2004	7.331	8.059	54	N/A	N/A	N/A
2005	8.059	8.327	43	13.750	14.782	1*
2006	8.327	8.925	40	14.782	15.867	1*
2007	8.925	9.791	33	15.867	17.432	1*
2008	9.791	5.552	30	17.432	9.900	1*
2009	5.552	7.860	24	9.900	14.037	1*
2010	7.860	9.892	19	14.037	17.692	1*
2011	9.892	9.283	16	17.692	16.628	1*
2012	9.283	10.147	13	16.628	18.203	1*
2013	10.147	11.836	12	18.203	21.244	1*
Invesco V.I. American Franchise
2012	10.129	9.764	1*	N/A	N/A	N/A
2013	9.764	13.462	1*	N/A	N/A	N/A
2014	13.462	14.365	1*	N/A	N/A	N/A
Invesco V.I. Core Equity
2006	10.837	11.700	3	N/A	N/A	N/A
2007	11.700	12.447	4	N/A	N/A	N/A
2008	12.447	8.551	4	N/A	N/A	N/A
2009	8.551	10.793	1*	N/A	N/A	N/A
2010	10.793	11.628	1*	N/A	N/A	N/A
2011	11.628	11.433	1*	N/A	N/A	N/A
2012	11.433	12.809	1*	N/A	N/A	N/A
2013	12.809	16.287	1*	N/A	N/A	N/A
2014	16.287	17.313	1*	N/A	N/A	N/A
Invesco V.I. International Growth
2005	13.619	15.808	6	N/A	N/A	N/A
2006	15.808	19.934	6	N/A	N/A	N/A
2007	19.934	22.497	5	N/A	N/A	N/A
2008	22.497	13.189	4	N/A	N/A	N/A
2009	13.189	17.547	4	N/A	N/A	N/A
2010	17.547	19.485	3	N/A	N/A	N/A
2011	19.485	17.870	3	N/A	N/A	N/A
2012	17.870	20.310	1*	N/A	N/A	N/A
2013	20.310	23.777	1*	N/A	N/A	N/A
2014	23.777	23.468	1*	N/A	N/A	N/A
Invesco Van Kampen V.I. Capital Growth
2006	11.712	11.549	3	14.715	14.525	2
2007	11.549	12.725	2	14.525	16.028	2
2008	12.725	7.199	1*	16.028	9.081	2
2009	7.199	8.570	1*	9.081	10.826	2
2010	8.570	9.736	1*	N/A	N/A	N/A
2011	9.736	8.822	1*	N/A	N/A	N/A
Janus Aspen Global Research
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
A-7

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Series Balanced
2005	11.750	12.475	13	11.622	12.357	3
2006	12.475	13.583	13	12.357	13.474	3
2007	13.583	14.772	4	13.474	14.676	3
2008	14.772	12.227	3	14.676	12.166	3
2009	12.227	15.141	3	N/A	N/A	N/A
2010	15.141	16.143	2	N/A	N/A	N/A
2011	16.143	16.134	2	N/A	N/A	N/A
2012	16.134	18.038	2	N/A	N/A	N/A
2013	18.038	21.310	2	N/A	N/A	N/A
2014	21.310	22.745	1*	N/A	N/A	N/A
Janus Aspen Series Enterprise
2005	12.733	14.067	5	14.785	16.357	1*
2006	14.067	15.717	4	16.357	18.303	1*
2007	15.717	18.868	4	18.303	22.006	1*
2008	18.868	10.445	4	22.006	12.201	1*
2009	10.445	14.878	4	12.201	17.405	1*
2010	14.878	18.415	3	17.405	21.575	1*
2011	18.415	17.859	2	21.575	20.955	1*
2012	17.859	20.602	2	20.955	24.210	1*
2013	20.602	26.825	1*	24.210	31.570	1*
2014	26.825	29.690	1*	31.570	34.996	1*
LVIP American Century VP Mid Cap Value RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Baron Growth Opportunities(7)
2006	10.478	10.632	1*	N/A	N/A	N/A
2007	10.632	10.843	1*	N/A	N/A	N/A
2008	10.843	6.508	1*	N/A	N/A	N/A
2009	6.508	8.877	12	N/A	N/A	N/A
2010	8.877	11.063	13	N/A	N/A	N/A
2011	11.063	11.348	21	N/A	N/A	N/A
2012	11.348	13.232	21	N/A	N/A	N/A
2013	13.232	18.275	21	N/A	N/A	N/A
2014	18.275	18.896	21	N/A	N/A	N/A
LVIP BlackRock Emerging Markets RPM
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Equity Dividend RPM
2005	N/A	N/A	N/A	9.952	10.496	1*
2006	N/A	N/A	N/A	10.496	11.505	1*
2007	N/A	N/A	N/A	11.505	11.827	1*
2008	N/A	N/A	N/A	11.827	7.185	1*
2009	N/A	N/A	N/A	7.185	8.727	1*
2010	N/A	N/A	N/A	8.727	10.139	1*
2011	N/A	N/A	N/A	10.139	9.731	1*
2012	N/A	N/A	N/A	9.731	11.214	1*
2013	N/A	N/A	N/A	11.214	13.059	1*
2014	N/A	N/A	N/A	13.059	13.313	1*
LVIP BlackRock Global Allocation V.I. RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.112	11.155	16	N/A	N/A	N/A
2012	11.155	11.687	16	N/A	N/A	N/A
2013	11.687	10.538	34	11.733	10.594	13
2014	10.538	10.691	27	10.594	10.764	2
A-8

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Capital Growth
2007	10.752	10.717	1*	N/A	N/A	N/A
2008	10.717	6.158	2	N/A	N/A	N/A
2009	6.158	8.169	4	N/A	N/A	N/A
2010	8.169	9.559	4	N/A	N/A	N/A
2011	9.559	8.555	3	N/A	N/A	N/A
2012	8.555	10.019	3	N/A	N/A	N/A
2013	10.019	13.404	2	N/A	N/A	N/A
2014	13.404	14.683	1*	N/A	N/A	N/A
LVIP Clarion Global Real Estate
2007	9.377	8.231	1*	N/A	N/A	N/A
2008	8.231	4.693	3	N/A	N/A	N/A
2009	4.693	6.363	5	N/A	N/A	N/A
2010	6.363	7.383	5	N/A	N/A	N/A
2011	7.383	6.632	4	N/A	N/A	N/A
2012	6.632	8.135	3	N/A	N/A	N/A
2013	8.135	8.265	3	N/A	N/A	N/A
2014	8.265	9.259	2	N/A	N/A	N/A
LVIP ClearBridge Variable Appreciation RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Columbia Small-Mid Cap Growth RPM
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	8.310	5.466	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Bond
2005	14.127	14.298	223	10.453	10.596	210
2006	14.298	14.764	213	10.596	10.958	200
2007	14.764	15.351	209	10.958	11.411	194
2008	15.351	14.695	159	11.411	10.939	50
2009	14.695	17.230	122	10.939	12.846	39
2010	17.230	18.433	70	12.846	13.763	40
2011	18.433	19.565	58	13.763	14.630	39
2012	19.565	20.568	45	14.630	15.403	31
2013	20.568	19.814	37	15.403	14.861	29
2014	19.814	20.706	30	14.861	15.553	19
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.053	9.865	2	N/A	N/A	N/A
2012	9.865	10.113	4	N/A	N/A	N/A
2013	10.113	10.023	2	N/A	N/A	N/A
2014	10.023	9.919	2	N/A	N/A	N/A
LVIP Delaware Foundation Aggressive Allocation(8)
2005	12.656	13.329	6	12.770	13.470	10
2006	13.329	15.051	8	13.470	15.233	10
2007	15.051	15.788	10	15.233	16.002	8
2008	15.788	10.396	7	16.002	10.553	8
2009	10.396	13.531	6	10.553	13.756	7
2010	13.531	15.008	6	13.756	15.281	7
2011	15.008	14.500	6	15.281	14.785	7
2012	14.500	16.199	5	14.785	16.542	7
2013	16.199	19.206	5	16.542	19.643	7
2014	19.206	19.762	4	19.643	20.241	7
A-9

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Growth and Income
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	10.527	11.471	1*	N/A	N/A	N/A
2007	11.471	11.977	1*	N/A	N/A	N/A
2008	11.977	7.560	1*	N/A	N/A	N/A
2009	7.560	9.262	1*	N/A	N/A	N/A
2010	9.262	10.279	2	N/A	N/A	N/A
2011	10.279	10.221	2	N/A	N/A	N/A
2012	10.221	11.583	1*	N/A	N/A	N/A
2013	11.583	15.169	1*	N/A	N/A	N/A
2014	15.169	16.869	1*	N/A	N/A	N/A
LVIP Delaware Social Awareness
2005	12.772	14.109	9	13.702	15.159	5
2006	14.109	15.626	9	15.159	16.813	7
2007	15.626	15.865	9	16.813	17.097	7
2008	15.865	10.261	8	17.097	11.074	6
2009	10.261	13.154	8	11.074	14.218	7
2010	13.154	14.472	7	14.218	15.666	6
2011	14.472	14.362	6	15.666	15.570	6
2012	14.362	16.327	6	15.570	17.726	4
2013	16.327	21.846	5	17.726	23.754	4
2014	21.846	24.817	4	23.754	27.025	4
LVIP Delaware Special Opportunities
2007	10.092	9.153	4	N/A	N/A	N/A
2008	9.153	5.700	4	N/A	N/A	N/A
2009	5.700	7.306	1*	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	12.381	12.974	1*	N/A	N/A	N/A
2014	12.974	13.722	1*	N/A	N/A	N/A
LVIP Dimensional Non-U.S. Equity RPM
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Equity RPM
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Franklin Mutual Shares VIP RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Income
2009	10.799	10.688	3	N/A	N/A	N/A
2010	10.688	11.532	4	N/A	N/A	N/A
2011	11.532	11.466	4	N/A	N/A	N/A
2012	11.466	12.146	4	N/A	N/A	N/A
2013	12.146	11.611	4	N/A	N/A	N/A
2014	11.611	11.642	3	N/A	N/A	N/A
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
A-10

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Invesco Diversified Equity-Income RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Invesco V.I. Comstock RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.819	10.939	1*	N/A	N/A	N/A
2012	10.939	12.365	1*	N/A	N/A	N/A
2013	12.365	12.961	1*	N/A	N/A	N/A
2014	12.961	13.111	1*	N/A	N/A	N/A
LVIP JPMorgan Mid Cap Value RPM
2007	9.598	9.370	1*	N/A	N/A	N/A
2008	9.370	6.086	1*	N/A	N/A	N/A
2009	6.086	7.463	1*	N/A	N/A	N/A
2010	7.463	9.158	1*	N/A	N/A	N/A
2011	9.158	8.850	1*	N/A	N/A	N/A
2012	8.850	9.902	1*	N/A	N/A	N/A
2013	9.902	12.095	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
A-11

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile Conservative
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	8.603	11.532	18	N/A	N/A	N/A
2010	11.532	12.535	17	N/A	N/A	N/A
2011	12.535	12.784	16	N/A	N/A	N/A
2012	12.784	13.804	17	N/A	N/A	N/A
2013	13.804	14.902	15	N/A	N/A	N/A
2014	14.902	15.493	4	N/A	N/A	N/A
LVIP Managed Risk Profile Growth
2005	10.471	10.661	7	N/A	N/A	N/A
2006	10.661	11.970	24	11.309	11.998	20
2007	11.970	12.929	35	11.998	12.979	20
2008	12.929	8.468	26	N/A	N/A	N/A
2009	8.468	10.748	26	N/A	N/A	N/A
2010	10.748	11.915	19	N/A	N/A	N/A
2011	11.915	11.721	16	N/A	N/A	N/A
2012	11.721	12.584	16	N/A	N/A	N/A
2013	12.584	14.055	16	N/A	N/A	N/A
2014	14.055	14.303	16	N/A	N/A	N/A
LVIP Managed Risk Profile Moderate
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	10.503	11.555	12	10.865	11.582	3
2007	11.555	12.420	9	11.582	12.468	3
2008	12.420	8.964	50	12.468	9.012	18
2009	8.964	11.290	52	9.012	11.368	18
2010	11.290	12.433	8	11.368	12.538	2
2011	12.433	12.372	8	12.538	12.495	2
2012	12.372	13.338	8	12.495	13.490	2
2013	13.338	14.675	7	13.490	14.865	1*
2014	14.675	15.033	6	14.865	15.251	1*
LVIP MFS International Growth RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS International Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS Value
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	8.031	6.474	1*	N/A	N/A	N/A
2009	6.474	7.704	2	N/A	N/A	N/A
2010	7.704	8.456	2	N/A	N/A	N/A
2011	8.456	8.309	1*	N/A	N/A	N/A
2012	8.309	9.508	1*	N/A	N/A	N/A
2013	9.508	12.716	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
A-12

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Mid-Cap Value
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Mondrian International Value
2005	16.145	17.918	33	15.743	17.498	8
2006	17.918	22.970	29	17.498	22.465	6
2007	22.970	25.253	26	22.465	24.735	6
2008	25.253	15.774	21	24.735	15.474	6
2009	15.774	18.857	17	15.474	18.526	6
2010	18.857	19.054	8	18.526	18.747	6
2011	19.054	17.996	8	18.747	17.733	5
2012	17.996	19.453	7	17.733	19.197	4
2013	19.453	23.372	8	19.197	23.100	3
2014	23.372	22.462	8	23.100	22.234	3
LVIP Money Market
2005	10.434	10.576	36	9.921	10.071	36
2006	10.576	10.917	31	10.071	10.412	28
2007	10.917	11.300	44	10.412	10.793	28
2008	11.300	11.404	116	10.793	10.909	31
2009	11.404	11.280	84	10.909	10.806	23
2010	11.280	11.128	49	10.806	10.677	22
2011	11.128	10.977	40	10.677	10.547	21
2012	10.977	10.827	33	10.547	10.419	19
2013	10.827	10.679	31	10.419	10.292	19
2014	10.679	10.533	25	10.292	10.167	14
LVIP Multi-Manager Global Equity RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Bond Index
2008	10.009	10.470	3	N/A	N/A	N/A
2009	10.470	10.765	11	N/A	N/A	N/A
2010	10.765	11.221	14	N/A	N/A	N/A
2011	11.221	11.854	12	N/A	N/A	N/A
2012	11.854	12.110	9	N/A	N/A	N/A
2013	12.110	11.605	9	N/A	N/A	N/A
2014	11.605	12.072	1*	11.702	12.190	1*
LVIP SSgA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	10.662	11.327	1*	N/A	N/A	N/A
2013	11.327	11.899	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	10.618	11.211	1*	N/A	N/A	N/A
2013	11.211	11.808	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
A-13

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Developed International 150
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	9.103	8.918	2	N/A	N/A	N/A
2010	8.918	9.410	2	N/A	N/A	N/A
2011	9.410	8.133	3	N/A	N/A	N/A
2012	8.133	9.091	2	N/A	N/A	N/A
2013	9.091	10.759	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Emerging Markets 100
2008	8.053	6.058	1*	N/A	N/A	N/A
2009	6.058	11.319	3	N/A	N/A	N/A
2010	11.319	14.225	5	N/A	N/A	N/A
2011	14.225	11.901	3	N/A	N/A	N/A
2012	11.901	13.189	3	N/A	N/A	N/A
2013	13.189	12.606	2	N/A	N/A	N/A
2014	12.606	11.981	1*	N/A	N/A	N/A
LVIP SSgA Global Tactical Allocation RPM(11)
2005	N/A	N/A	N/A	10.506	10.906	7
2006	N/A	N/A	N/A	10.906	12.522	7
2007	N/A	N/A	N/A	12.522	13.695	7
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.994	10.837	21	N/A	N/A	N/A
2012	10.837	11.848	25	N/A	N/A	N/A
2013	11.848	12.798	24	N/A	N/A	N/A
2014	12.798	13.088	21	N/A	N/A	N/A
LVIP SSgA International Index
2008	6.976	6.403	1*	N/A	N/A	N/A
2009	6.403	8.053	2	N/A	N/A	N/A
2010	8.053	8.479	3	N/A	N/A	N/A
2011	8.479	7.308	3	N/A	N/A	N/A
2012	7.308	8.491	2	N/A	N/A	N/A
2013	8.491	10.105	19	8.549	10.189	3
2014	10.105	9.359	14	10.189	9.451	4
LVIP SSgA International RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Large Cap 100
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	9.204	9.289	4	N/A	N/A	N/A
2010	9.289	10.891	6	N/A	N/A	N/A
2011	10.891	10.961	5	N/A	N/A	N/A
2012	10.961	12.100	3	N/A	N/A	N/A
2013	12.100	16.168	8	N/A	N/A	N/A
2014	16.168	18.564	5	N/A	N/A	N/A
LVIP SSgA Large Cap RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	12.076	12.574	18	11.372	12.639	2
2014	12.574	13.055	15	12.639	13.142	2
A-14

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA S&P 500 Index(12)
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	7.756	7.039	1*	N/A	N/A	N/A
2009	7.039	8.731	4	N/A	N/A	N/A
2010	8.731	9.854	5	N/A	N/A	N/A
2011	9.854	9.872	5	N/A	N/A	N/A
2012	9.872	11.229	3	N/A	N/A	N/A
2013	11.229	14.581	43	11.358	14.769	8
2014	14.581	16.268	30	14.769	16.504	6
LVIP SSgA Small-Cap Index
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	7.923	5.948	1*	N/A	N/A	N/A
2009	5.948	7.373	3	N/A	N/A	N/A
2010	7.373	9.152	2	N/A	N/A	N/A
2011	9.152	8.591	2	N/A	N/A	N/A
2012	8.591	9.794	2	N/A	N/A	N/A
2013	9.794	13.286	11	9.877	13.419	1*
2014	13.286	13.680	8	13.419	13.837	1*
LVIP SSgA Small-Cap RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Small-Mid Cap 200
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	7.715	10.788	1*	N/A	N/A	N/A
2010	10.788	13.556	2	N/A	N/A	N/A
2011	13.556	13.039	1*	N/A	N/A	N/A
2012	13.039	14.600	1*	N/A	N/A	N/A
2013	14.600	19.314	1*	N/A	N/A	N/A
2014	19.314	19.816	1*	N/A	N/A	N/A
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	9.954	10.340	1*	N/A	N/A	N/A
2013	10.340	14.143	1*	N/A	N/A	N/A
2014	14.143	15.124	1*	N/A	N/A	N/A
A-15

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2005	12.501	13.536	1*	N/A	N/A	N/A
2006	13.536	14.586	1*	N/A	N/A	N/A
2007	14.586	16.338	2	N/A	N/A	N/A
2008	16.338	9.219	1*	N/A	N/A	N/A
2009	9.219	13.303	1*	N/A	N/A	N/A
2010	13.303	16.840	1*	N/A	N/A	N/A
2011	16.840	15.963	1*	N/A	N/A	N/A
2012	15.963	18.305	1*	N/A	N/A	N/A
2013	18.305	24.330	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Templeton Growth RPM
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP UBS Large Cap Growth RPM
2005	11.350	11.662	7	12.723	13.094	1*
2006	11.662	12.612	8	13.094	14.182	1*
2007	12.612	14.976	8	14.182	16.865	1*
2008	14.976	8.739	8	16.865	9.856	1*
2009	8.739	11.938	4	9.856	13.484	1*
2010	11.938	13.108	4	13.484	14.827	1*
2011	13.108	12.191	4	14.827	13.811	1*
2012	12.191	13.991	4	13.811	15.874	1*
2013	13.991	17.315	4	15.874	19.675	1*
2014	17.315	17.988	3	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP VIP Contrafund RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP VIP Mid Cap RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Core Equity
2005	11.377	11.383	2	13.208	13.235	1*
2006	11.383	12.740	2	13.235	14.836	1*
2007	12.740	13.929	2	14.836	16.244	1*
2008	13.929	8.334	2	N/A	N/A	N/A
2009	8.334	10.868	2	N/A	N/A	N/A
2010	10.868	12.524	1*	N/A	N/A	N/A
2011	12.524	12.192	1*	N/A	N/A	N/A
2012	12.192	13.940	1*	N/A	N/A	N/A
2013	13.940	18.452	1*	N/A	N/A	N/A
2014	18.452	20.193	1*	N/A	N/A	N/A
A-16

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Growth
2005	11.257	12.091	2	N/A	N/A	N/A
2006	12.091	12.831	2	15.001	15.120	1*
2007	12.831	15.293	2	15.120	18.051	1*
2008	15.293	9.418	2	18.051	11.135	1*
2009	9.418	12.754	2	N/A	N/A	N/A
2010	12.754	14.466	1*	N/A	N/A	N/A
2011	14.466	14.186	1*	N/A	N/A	N/A
2012	14.186	16.377	1*	N/A	N/A	N/A
2013	16.377	22.043	1*	N/A	N/A	N/A
2014	22.043	23.624	1*	N/A	N/A	N/A
MFS VIT Total Return
2004	11.358	12.435	103	11.118	12.191	27
2005	12.435	12.581	103	12.191	12.352	7
2006	12.581	13.848	103	12.352	13.617	7
2007	13.848	14.193	94	13.617	13.977	7
2008	14.193	10.871	66	13.977	10.722	7
2009	10.871	12.620	53	10.722	12.466	6
2010	12.620	13.644	46	12.466	13.497	5
2011	13.644	13.667	32	13.497	13.541	4
2012	13.667	14.951	15	13.541	14.835	4
2013	14.951	16.570	14	14.835	16.450	3
MFS VIT Utilities
2005	12.798	14.711	9	15.333	17.652	5
2006	14.711	18.998	9	17.652	22.830	3
2007	18.998	23.896	10	22.830	28.760	3
2008	23.896	14.654	8	28.760	17.664	1*
2009	14.654	19.201	5	17.664	23.178	1*
2010	19.201	21.492	6	N/A	N/A	N/A
2011	21.492	22.572	4	N/A	N/A	N/A
2012	22.572	25.199	3	N/A	N/A	N/A
2013	25.199	29.872	4	N/A	N/A	N/A
2014	29.872	33.129	3	N/A	N/A	N/A
NB AMT Mid Cap Growth(1)
2004	10.552	12.103	69	12.176	13.976	1*
2005	12.103	13.575	63	13.976	15.699	1*
2006	13.575	15.353	59	15.699	17.782	1*
2007	15.353	18.550	54	17.782	21.518	1*
2008	18.550	10.359	45	21.518	12.034	1*
2009	10.359	13.442	37	N/A	N/A	N/A
2010	13.442	17.113	20	N/A	N/A	N/A
2011	17.113	16.954	18	N/A	N/A	N/A
2012	16.954	18.794	6	N/A	N/A	N/A
2013	18.794	21.479	6	21.966	25.118	1*
NB AMT Mid Cap Intrinsic Value
2005	15.894	17.554	10	15.506	17.151	2
2006	17.554	19.242	10	17.151	18.829	2
2007	19.242	19.601	9	18.829	19.209	3
2008	19.601	10.472	9	19.209	10.278	2
2009	10.472	15.135	8	10.278	14.876	3
2010	15.135	18.832	6	14.876	18.539	2
2011	18.832	17.364	5	18.539	17.119	2
2012	17.364	19.781	5	17.119	19.531	1*
2013	19.781	26.734	5	19.531	26.436	1*
2014	26.734	30.010	4	26.436	29.719	1*
PIMCO VIT CommodityRealReturn Strategy
2009	11.928	12.518	2	N/A	N/A	N/A
2010	12.518	15.338	2	N/A	N/A	N/A
2011	15.338	13.983	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
A-17

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Global Health Care
2005	10.235	11.424	7	N/A	N/A	N/A
2006	11.424	11.580	6	N/A	N/A	N/A
2007	11.580	11.351	6	N/A	N/A	N/A
2008	11.351	9.282	7	N/A	N/A	N/A
2009	9.282	11.533	3	N/A	N/A	N/A
2010	11.533	11.653	2	N/A	N/A	N/A
2011	11.653	11.355	2	N/A	N/A	N/A
2012	11.355	13.691	2	N/A	N/A	N/A
2013	13.691	19.126	2	N/A	N/A	N/A
2014	19.126	24.074	1*	N/A	N/A	N/A
Putnam VT Growth & Income
2005	11.945	12.395	1*	N/A	N/A	N/A
2006	12.395	14.168	1*	N/A	N/A	N/A
2007	14.168	13.127	1*	N/A	N/A	N/A
2008	13.127	7.935	1*	N/A	N/A	N/A
2009	7.935	10.157	1*	N/A	N/A	N/A
2010	10.157	11.456	1*	N/A	N/A	N/A
2011	11.456	10.772	1*	N/A	N/A	N/A
2012	10.772	12.655	1*	N/A	N/A	N/A
2013	12.655	16.932	1*	N/A	N/A	N/A
2014	16.932	18.490	1*	N/A	N/A	N/A
Templeton Global Bond VIP
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	10.583	11.020	2
2007	11.544	12.035	3	11.020	12.081	2
2008	12.035	12.604	6	12.081	12.672	2
2009	12.604	14.751	4	12.672	14.852	2
2010	14.751	16.647	5	14.852	16.787	2
2011	16.647	16.273	3	16.787	16.434	2
2012	16.273	18.464	1*	16.434	18.675	2
2013	18.464	18.504	1*	18.675	18.744	1*
2014	18.504	18.581	1*	18.744	18.850	1*
Templeton Growth VIP
2005	12.260	13.161	39	14.566	15.660	1*
2006	13.161	15.808	39	15.660	18.838	1*
2007	15.808	15.954	34	18.838	19.041	1*
2008	15.954	9.074	21	19.041	10.846	1*
2009	9.074	11.731	15	10.846	14.042	1*
2010	11.731	12.423	10	14.042	14.893	1*
2011	12.423	11.396	9	14.893	13.682	1*
2012	11.396	13.605	8	13.682	16.359	1*
2013	13.605	17.550	8	16.359	21.135	1*
2014	17.550	16.819	7	21.135	20.285	1*
*	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.
(6)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(7)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9)	Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
A-18

(10)	Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12)	Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
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Appendix B — Guaranteed Annual Income Percentages For Previous Rider Elections
Guaranteed Annual Income Percentages by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%
59½ - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after April 2, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%	55 – 64	3.50%
59½ – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%

Guaranteed Annual Income Percentages by Ages for rider elections prior to April 2, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½+	5.00%	65+	5.00%

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Appendix C — Guaranteed Income Benefit Percentages For Previous Rider Elections
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between October 1, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

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SAI 2

Lincoln ChoicePlusSM II
Lincoln New York Account N for Variable Annuities
(Registrant)
Lincoln Life & Annuity Company of New York   (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM II prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2015. You may obtain a copy of the Lincoln ChoicePlusSM II prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2015.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”), an affiliate of Lincoln New York, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $21,994,157, $33,284,942 and $37,372,495 to LFN and Selling Firms in 2012, 2013 and 2014, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
B-3

1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
B-4

units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,566.86	$9,974.48
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.
At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
B-5

Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We
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have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
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SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 financial statements of Lincoln New York appear on the following pages.
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Prospectus 3

Lincoln ChoicePlus AssuranceSM (B Share)
Individual Variable Annuity Contracts
Lincoln New York Account N for Variable Annuities
May 1, 2015
Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com
Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You will receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring a qualified contract. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions.
This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners. Certain benefits described in this prospectus are no longer available.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.
We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
(formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
AB VPS Large Cap Growth Portfolio*
(formerly AllianceBernstein VPS Large Cap Growth Portfolio)
AB VPS Small/Mid Cap Value Portfolio
(formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®:
American Funds Global Growth Fund*
American Funds Global Small Capitalization Fund*
American Funds Growth Fund*
American Funds Growth-Income Fund*
American Funds International Fund*
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series*
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series

Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Growth Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund*
Janus Aspen Series:
Janus Aspen Balanced Portfolio*
Janus Aspen Enterprise Portfolio*
Janus Aspen Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Global Allocation Portfolio*
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Mid Cap Core Portfolio
Lincoln Variable Insurance Products Trust:
LVIP American Century VP Mid Cap Value Managed Volatility Fund
(formerly LVIP American Century VP Mid Cap Value RPM Fund)
LVIP American Global Growth Fund*
LVIP American Global Small Capitalization Fund*
LVIP American Growth Fund*
LVIP American Growth-Income Fund*
LVIP American International Fund*
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund
(formerly LVIP BlackRock Emerging Markets RPM Fund)
LVIP BlackRock Equity Dividend Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend RPM Fund)
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
(formerly LVIP BlackRock Global Allocation V.I. RPM Fund)
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund*
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund*
LVIP ClearBridge Variable Appreciation Managed Volatility Fund
(formerly LVIP ClearBridge Variable Appreciation RPM Fund)
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Foundation® Aggressive Allocation Fund*
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Dimensional International Core Equity Fund*
LVIP Dimensional International Core Equity Managed Volatility Fund
(formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
LVIP Dimensional U.S. Core Equity 1 Fund *
(formerly LVIP Delaware Growth and Income Fund)
LVIP Dimensional U.S. Core Equity 2 Fund*
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund
(formerly LVIP Dimensional U.S. Equity RPM Fund)
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Mutual Shares VIP Managed Volatility Fund
(formerly LVIP Franklin Mutual Shares VIP RPM Fund)
LVIP Global Conservative Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Conservative Fund)
LVIP Global Growth Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Growth Fund)
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
(formerly LVIP Invesco Diversified Equity-Income RPM Fund)
LVIP Invesco V.I. Comstock Managed Volatility Fund
(formerly LVIP Invesco V.I. Comstock RPM Fund)
LVIP Ivy Mid Cap Growth Managed Volatility Fund
(formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
(formerly LVIP JPMorgan Mid Cap Value RPM Fund)
LVIP Managed Risk Profile 2010 Fund*
LVIP Managed Risk Profile 2020 Fund*
LVIP Managed Risk Profile 2030 Fund*
LVIP Managed Risk Profile 2040 Fund*
LVIP MFS International Growth Fund
LVIP MFS International Growth Managed Volatility Fund
(formerly LVIP MFS International Growth RPM Fund)
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Money Market Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
(formerly LVIP Multi-Manager Global Equity RPM Fund)
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
LVIP SSgA Conservative Index Allocation Fund
LVIP SSgA Conservative Structured Allocation Fund
LVIP SSgA Developed International 150 Fund
LVIP SSgA Emerging Markets 100 Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
(formerly LVIP SSgA Global Tactical Allocation RPM Fund)
LVIP SSgA International Index Fund
LVIP SSgA International Managed Volatility Fund
(formerly LVIP SSgA International RPM Fund)
LVIP SSgA Large Cap 100 Fund
LVIP SSgA Large Cap Managed Volatility Fund
(formerly LVIP SSgA Large Cap RPM Fund)
LVIP SSgA Moderate Index Allocation Fund
LVIP SSgA Moderate Structured Allocation Fund
LVIP SSgA Moderately Aggressive Index Allocation Fund
LVIP SSgA Moderately Aggressive Structured Allocation Fund
LVIP SSgA S&P 500 Index Fund**

LVIP SSgA Small-Cap Index Fund
LVIP SSgA Small-Cap Managed Volatility Fund
(formerly LVIP SSgA Small-Cap RPM Fund)
LVIP SSgA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Templeton Growth Managed Volatility Fund
(formerly LVIP Templeton Growth RPM Fund)
LVIP U.S. Growth Allocation Managed Risk Fund*
LVIP UBS Large Cap Growth Managed Volatility Fund
(formerly LVIP UBS Large Cap Growth RPM Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP VIP Contrafund® Managed Volatility Portfolio
(formerly LVIP VIP Contrafund® RPM Portfolio)
LVIP VIP Mid Cap Managed Volatility Portfolio
(formerly LVIP VIP Mid Cap RPM Portfolio)
LVIP Wellington Capital Growth Fund
(formerly LVIP Capital Growth Fund)
LVIP Wellington Mid-Cap Value Fund
(formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
(formerly MFS® VIT Core Equity Series)
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Global Health Care Fund*
Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
** The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk) in which the Guaranteed Amount or Income Base, as applicable, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.
Automatic Annual Step-up—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and 4LATER® Advantage (Managed Risk), the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the
Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk), the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and 4LATER® Advantage (Managed Risk), the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payout Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER® Advantage (Managed Risk) or 4LATER® Advantage, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln New York (we, us, our)—Lincoln Life & Annuity Company of New York (LNY)
Living Benefit Rider—A general reference to optional riders that may be available for purchase, and provide some type of a minimum guarantee while you are alive. The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without the Guaranteed Income Benefit). Riders that are no longer available for purchase include Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER® Advantage and certain versions of the Guaranteed Income Benefit. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, i4LIFE® Advantage and 4LATER® Advantage (Managed Risk), the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	7.00%
Transfer charge:[2]	$25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.
[2]	The transfer charge will not be imposed on the first 12 transfers during a Contract Year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for a contract that has elected i4LIFE® Advantage and previously purchased 4LATER® Advantage.

TABLE A
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2,3]
Account Value Death Benefit
Mortality and Expense Risk Charge	1.15%
Administrative Charge	0.10%
Total Separate Account Expenses	1.25%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.10%
Total Separate Account Expenses	1.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.10%
Total Separate Account Expenses	1.55%

Optional Living Benefit Rider Charges:[4]	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[5,6]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Lifetime IncomeSM Advantage:[7]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[8]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[8]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[9]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[10]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to June 24, 2013, the account fee is $30. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.
[2]	For contracts purchased prior to July 22, 2005, the total annual charges are as follows: EGMDB 1.45%; Guarantee of Principal 1.35%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
[3]	The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.
[4]	You may not have more than one Living Benefit Rider on your contract.
[5]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.
[6]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[7]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for further information. This rider is no longer available for purchase.
[8]	As an annualized percentage of the Guaranteed Amount (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for further information. This rider is no longer available for purchase.
[9]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for further information. This rider is no longer available for purchase.
[10]	As an annualized percentage of the Income Base (initial Purchase Payment or Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

TABLE B
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Account Value Death Benefit	1.65%
Guarantee of Principal Death Benefit	1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[3,4]	Single Life	Joint Life
Account Value Death Benefit
Guaranteed Maximum Charge	3.65%	3.65%
Current Charge	2.30%	2.50%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.70%	3.70%
Current Charge	2.35%	2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.95%	3.95%
Current Charge	2.60%	2.80%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single / Joint Life

Account Value Death Benefit
Guaranteed Maximum Charge	3.15%
Current Charge	2.15%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.20%
Current Charge	2.20%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.45%
Current Charge	2.45%
[1]	The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to June 24, 2013, the account fee is $30. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge is reduced to 1.65% during the Lifetime Income Period.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage with Guaranteed Income Benefit Charge for further information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and also i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[4]	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
[5]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information.

TABLE C
Annual Account Fee:[1]		$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):	Single Life	Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Account Value Death Benefit	1.25%	1.25%
Guarantee of Principal Death Benefit	1.30%	1.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.55%	1.55%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[2,3]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to June 24, 2013, the account fee is $30. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk). The same charges apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[3]	As an annualized percentage of the greater of the Income Base (associated with the 4LATER® Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Advantage (Managed Risk) current charge rate. (The 4LATER® Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).

TABLE D
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for purchasers who previously purchased 4LATER® Advantage:[2]
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%
Current Charge	2.30%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.20%
Current Charge	2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.45%
Current Charge	2.60%
[1]	The account fee will be waived if your Contract Value is $100,000 or more at the end of any particular Contract Year. For contracts purchased prior to June 24, 2013, the account fee is $30. This account fee will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $100,000.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income

Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for further information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2014. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.46%	2.75%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.46%	1.88%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2016.
The following table shows the expenses charged by each fund for the year ended December 31, 2014:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
AB VPS Global Thematic Growth Portfolio - Class B	0.75%		0.25%		0.26%		0.00%		1.26%	0.00%	1.26%
AB VPS Large Cap Growth Portfolio - Class B	0.75%		0.25%		0.08%		0.00%		1.08%	0.00%	1.08%
AB VPS Small/Mid Cap Value Portfolio - Class B	0.75%		0.25%		0.07%		0.00%		1.07%	0.00%	1.07%
American Funds Global Growth Fund - Class 2	0.52%		0.25%		0.03%		0.00%		0.80%	0.00%	0.80%
American Funds Global Small Capitalization Fund - Class 2	0.70%		0.25%		0.04%		0.00%		0.99%	0.00%	0.99%
American Funds Growth Fund - Class 2	0.33%		0.25%		0.02%		0.00%		0.60%	0.00%	0.60%
American Funds Growth-Income Fund - Class 2	0.27%		0.25%		0.02%		0.00%		0.54%	0.00%	0.54%
American Funds International Fund - Class 2	0.50%		0.25%		0.04%		0.00%		0.79%	0.00%	0.79%
BlackRock Global Allocation V.I. Fund - Class III(1)	0.62%		0.25%		0.24%		0.00%		1.11%	-0.13%	0.98%
ClearBridge Variable Mid Cap Core Portfolio - Class II	0.75%		0.25%		0.10%		0.00%		1.10%	0.00%	1.10%
Delaware VIP® Diversified Income Series - Service Class(2)	0.58%		0.30%		0.09%		0.00%		0.97%	-0.05%	0.92%
Delaware VIP® Emerging Markets Series - Service Class(2)	1.24%		0.30%		0.14%		0.00%		1.68%	-0.05%	1.63%
Delaware VIP® High Yield Series - Service Class(3)	0.65%		0.30%		0.10%		0.00%		1.05%	-0.05%	1.00%
Delaware VIP® Limited-Term Diversified Income Series - Service Class(2)	0.48%		0.30%		0.08%		0.00%		0.86%	-0.05%	0.81%
Delaware VIP® REIT Series - Service Class(2)	0.75%		0.30%		0.09%		0.00%		1.14%	-0.05%	1.09%
Delaware VIP® Small Cap Value Series - Service Class(2)	0.72%		0.30%		0.08%		0.00%		1.10%	-0.05%	1.05%
Delaware VIP® Smid Cap Growth Series - Service Class(4)	0.74%		0.30%		0.09%		0.00%		1.13%	-0.05%	1.08%
Delaware VIP® U.S. Growth Series - Service Class(2)	0.65%		0.30%		0.09%		0.00%		1.04%	-0.05%	0.99%
Delaware VIP® Value Series - Service Class (2)	0.63%		0.30%		0.08%		0.00%		1.01%	-0.05%	0.96%
Deutsche Alternative Asset Allocation VIP Portfolio - Class B(5)	0.34%		0.25%		0.27%		1.17%		2.03%	-0.15%	1.88%
Fidelity® VIP Contrafund® Portfolio - Service Class 2	0.55%		0.25%		0.08%		0.00%		0.88%	0.00%	0.88%
Fidelity® VIP Growth Portfolio - Service Class 2	0.55%		0.25%		0.10%		0.00%		0.90%	0.00%	0.90%
Fidelity® VIP Mid Cap Portfolio - Service Class 2	0.55%		0.25%		0.08%		0.00%		0.88%	0.00%	0.88%
Franklin Income VIP Fund - Class 2(6)	0.45%		0.25%		0.02%		0.00%		0.72%	0.00%	0.72%
Franklin Mutual Shares VIP Fund - Class 2(7)	0.68%		0.25%		0.05%		0.00%		0.98%	0.00%	0.98%
Invesco V.I. American Franchise Fund - Series II Shares	0.67%		0.25%		0.28%		0.00%		1.20%	0.00%	1.20%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
Invesco V.I. Core Equity Fund - Series II Shares(8)	0.61%		0.25%		0.29%		0.02%		1.17%	-0.02%	1.15%
Invesco V.I. International Growth Fund - Series II Shares(8)	0.71%		0.25%		0.31%		0.01%		1.28%	-0.01%	1.27%
Janus Aspen Balanced Portfolio - Service Shares	0.55%		0.25%		0.04%		0.00%		0.84%	0.00%	0.84%
Janus Aspen Enterprise Portfolio - Service Shares	0.64%		0.25%		0.04%		0.00%		0.93%	0.00%	0.93%
Janus Aspen Global Research Portfolio - Service Shares(9)	0.56%		0.25%		0.05%		0.00%		0.86%	0.00%	0.86%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2(10)	0.60%		0.25%		1.07%		0.21%		2.13%	-0.89%	1.24%
LVIP American Century VP Mid Cap Value Managed Volatility Fund - Service Class(11)	0.75%		0.35%		0.20%		0.94%		2.24%	-0.95%	1.29%
LVIP American Global Growth Fund - Service Class II(12)	0.52%		0.55%		0.12%		0.00%		1.19%	0.00%	1.19%
LVIP American Global Small Capitalization - Service Class II(13)	0.70%		0.55%		0.16%		0.00%		1.41%	-0.02%	1.39%
LVIP American Growth Fund - Service Class II(12)	0.33%		0.55%		0.08%		0.00%		0.96%	0.00%	0.96%
LVIP American Growth-Income Fund - Service Class II(12)	0.27%		0.55%		0.06%		0.00%		0.88%	0.00%	0.88%
LVIP American International Fund - Service Class II(12)	0.50%		0.55%		0.10%		0.00%		1.15%	0.00%	1.15%
LVIP Baron Growth Opportunities Fund - Service Class(14)	1.00%		0.25%		0.05%		0.00%		1.30%	-0.04%	1.26%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class(15)	0.55%		0.25%		0.21%		0.05%		1.06%	-0.05%	1.01%
LVIP BlackRock Equity Dividend Managed Volatility Fund - Service Class(16)	0.73%		0.25%		0.08%		0.00%		1.06%	-0.09%	0.97%
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund - Service Class (17)	0.75%		0.35%		0.05%		0.69%		1.84%	-0.70%	1.14%
LVIP BlackRock Inflation Protected Bond Fund - Service Class(18)	0.42%		0.25%		0.04%		0.01%		0.72%	0.00%	0.72%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Service Class(19)	0.75%		0.25%		0.17%		0.00%		1.17%	-0.07%	1.10%
LVIP Clarion Global Real Estate Fund - Service Class(20)	0.68%		0.25%		0.05%		0.00%		0.98%	0.00%	0.98%
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class(21)	0.69%		0.35%		0.32%		0.78%		2.14%	-0.91%	1.23%
LVIP ClearBridge Variable Appreciation Managed Volatility Fund - Service Class(22)	0.64%		0.35%		0.24%		0.69%		1.92%	-0.88%	1.04%
LVIP Delaware Bond Fund - Service Class	0.31%		0.35%		0.04%		0.00%		0.70%	0.00%	0.70%
LVIP Delaware Diversified Floating Rate Fund - Service Class	0.57%		0.25%		0.05%		0.00%		0.87%	0.00%	0.87%
LVIP Delaware Foundation® Aggressive Allocation Fund - Service Class(23)	0.75%		0.25%		0.12%		0.03%		1.15%	-0.14%	1.01%
LVIP Delaware Social Awareness Fund - Service Class	0.37%		0.35%		0.05%		0.00%		0.77%	0.00%	0.77%
LVIP Delaware Special Opportunities Fund - Service Class	0.38%		0.35%		0.05%		0.00%		0.78%	0.00%	0.78%
LVIP Dimensional International Core Equity Fund - Service Class(24)	0.75%		0.25%		0.07%		0.00%		1.07%	-0.17%	0.90%
LVIP Dimensional International Core Equity Managed Volatility Fund - Service Class(25)	0.25%		0.25%		0.08%		0.65%		1.23%	-0.20%	1.03%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	0.34%		0.35%		0.04%		0.00%		0.73%	0.00%	0.73%
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class(26)	0.72%		0.25%		0.04%		0.00%		1.01%	-0.29%	0.72%
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund - Service Class(27)	0.25%		0.25%		0.06%		0.47%		1.03%	-0.20%	0.83%
LVIP Dimensional/Vanguard Total Bond Fund - Service Class(28)	0.25%		0.25%		0.04%		0.16%		0.70%	-0.05%	0.65%
LVIP Franklin Mutual Shares VIP Managed Volatility Fund - Service Class(29)	0.65%		0.35%		0.16%		0.68%		1.84%	-0.76%	1.08%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class(30)	0.25%		0.25%		0.02%		0.41%		0.93%	0.00%	0.93%
LVIP Global Growth Allocation Managed Risk Fund - Service Class(31)	0.25%		0.25%		0.01%		0.40%		0.91%	0.00%	0.91%
LVIP Global Income Fund - Service Class(32)	0.65%		0.25%		0.06%		0.00%		0.96%	-0.07%	0.89%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class(33)	0.25%		0.25%		0.02%		0.42%		0.94%	0.00%	0.94%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class(34)	0.60%		0.35%		0.51%		0.69%		2.15%	-1.04%	1.11%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP Invesco V.I. Comstock Managed Volatility Fund - Service Class(35)	0.65%		0.35%		0.19%		0.73%		1.92%	-0.84%	1.08%
LVIP Ivy Mid Cap Growth Managed Volatility Fund - Service Class(36)	0.78%		0.25%		0.08%		0.01%		1.12%	-0.07%	1.05%
LVIP JPMorgan High Yield Fund - Service Class(37)	0.64%		0.25%		0.06%		0.00%		0.95%	-0.03%	0.92%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund - Service Class(38)	0.76%		0.25%		0.08%		0.01%		1.10%	-0.03%	1.07%
LVIP Managed Risk Profile 2010 Fund - Service Class(39)	0.25%		0.25%		0.17%		0.43%		1.10%	-0.12%	0.98%
LVIP Managed Risk Profile 2020 Fund - Service Class(39)	0.25%		0.25%		0.06%		0.42%		0.98%	-0.01%	0.97%
LVIP Managed Risk Profile 2030 Fund - Service Class(39)	0.25%		0.25%		0.06%		0.43%		0.99%	-0.01%	0.98%
LVIP Managed Risk Profile 2040 Fund - Service Class(39)	0.25%		0.25%		0.08%		0.45%		1.03%	-0.03%	1.00%
LVIP MFS International Growth Fund - Service Class(40)	0.83%		0.25%		0.06%		0.00%		1.14%	-0.10%	1.04%
LVIP MFS International Growth Managed Volatility Fund - Service Class(41)	0.85%		0.25%		0.12%		0.74%		1.96%	-0.77%	1.19%
LVIP MFS Value Fund - Service Class(42)	0.61%		0.25%		0.04%		0.00%		0.90%	0.00%	0.90%
LVIP Mondrian International Value Fund - Service Class	0.67%		0.25%		0.06%		0.00%		0.98%	0.00%	0.98%
LVIP Money Market Fund - Service Class	0.37%		0.25%		0.04%		0.00%		0.66%	0.00%	0.66%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class(43)	0.25%		0.35%		0.43%		0.51%		1.54%	-0.33%	1.21%
LVIP PIMCO Low Duration Bond Fund - Service Class	0.50%		0.25%		0.07%		0.00%		0.82%	0.00%	0.82%
LVIP SSgA Bond Index Fund - Service Class(44)	0.40%		0.25%		0.05%		0.00%		0.70%	-0.12%	0.58%
LVIP SSgA Conservative Index Allocation Fund - Service Class(45)	0.25%		0.25%		0.09%		0.30%		0.89%	-0.14%	0.75%
LVIP SSgA Conservative Structured Allocation Fund - Service Class(46)	0.25%		0.25%		0.04%		0.32%		0.86%	-0.10%	0.76%
LVIP SSgA Developed International 150 Fund - Service Class(47)	0.33%		0.25%		0.05%		0.00%		0.63%	0.00%	0.63%
LVIP SSgA Emerging Markets 100 Fund - Service Class(47)	0.34%		0.25%		0.10%		0.00%		0.69%	0.00%	0.69%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund - Service Class(48)	0.40%		0.25%		0.04%		0.29%		0.98%	-0.10%	0.88%
LVIP SSgA International Index Fund - Service Class(49)	0.40%		0.25%		0.08%		0.00%		0.73%	-0.07%	0.66%
LVIP SSgA International Managed Volatility Fund - Service Class(50)	0.76%		0.25%		0.50%		0.40%		1.91%	-1.01%	0.90%
LVIP SSgA Large Cap 100 Fund - Service Class(47)	0.31%		0.25%		0.03%		0.00%		0.59%	0.00%	0.59%
LVIP SSgA Large Cap Managed Volatility Fund - Service Class(48)	0.70%		0.25%		0.13%		0.20%		1.28%	-0.58%	0.70%
LVIP SSgA Moderate Index Allocation Fund - Service Class(49)	0.25%		0.25%		0.04%		0.30%		0.84%	-0.10%	0.74%
LVIP SSgA Moderate Structured Allocation Fund - Service Class(49)	0.25%		0.25%		0.02%		0.33%		0.85%	-0.10%	0.75%
LVIP SSgA Moderately Aggressive Index Allocation Fund - Service Class(49)	0.25%		0.25%		0.04%		0.30%		0.84%	-0.10%	0.74%
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Service Class(49)	0.25%		0.25%		0.03%		0.34%		0.87%	-0.10%	0.77%
LVIP SSgA S&P 500 Index Fund - Service Class	0.17%		0.25%		0.04%		0.00%		0.46%	0.00%	0.46%
LVIP SSgA Small-Cap Index Fund - Service Class	0.32%		0.25%		0.05%		0.00%		0.62%	0.00%	0.62%
LVIP SSgA Small-Cap Managed Volatility Fund - Service Class (50)	0.90%		0.25%		0.13%		0.35%		1.63%	-0.78%	0.85%
LVIP SSgA Small-Mid Cap 200 Fund - Service Class(47)	0.35%		0.25%		0.06%		0.00%		0.66%	0.00%	0.66%
LVIP T. Rowe Price Growth Stock Fund - Service Class	0.70%		0.25%		0.06%		0.00%		1.01%	0.00%	1.01%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	0.71%		0.25%		0.05%		0.00%		1.01%	0.00%	1.01%
LVIP Templeton Growth Managed Volatility Fund - Service Class(51)	0.67%		0.25%		0.08%		0.01%		1.01%	0.00%	1.01%
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class(52)	0.70%		0.25%		0.10%		0.60%		1.65%	-0.45%	1.20%
LVIP UBS Large Cap Growth Managed Volatility Fund - Service Class(53)	0.75%		0.25%		0.08%		0.00%		1.08%	-0.11%	0.97%
LVIP Vanguard Domestic Equity ETF Fund - Service Class(54)	0.25%		0.25%		0.05%		0.10%		0.65%	-0.05%	0.60%
LVIP Vanguard International Equity ETF Fund - Service Class(54)	0.25%		0.25%		0.08%		0.17%		0.75%	-0.05%	0.70%
LVIP VIP Contrafund® Managed Volatility Portfolio - Service Class (55)	0.70%		0.35%		0.10%		0.59%		1.74%	-0.70%	1.04%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP VIP Mid Cap Managed Volatility Portfolio - Service Class(56)	0.69%		0.35%		1.12%		0.59%		2.75%	-1.71%	1.04%
LVIP Wellington Capital Growth Fund - Service Class	0.69%		0.25%		0.05%		0.00%		0.99%	0.00%	0.99%
LVIP Wellington Mid-Cap Value Fund - Service Class(57)	0.87%		0.25%		0.08%		0.00%		1.20%	-0.01%	1.19%
MFS® VIT Growth Series - Service Class	0.72%		0.25%		0.05%		0.00%		1.02%	0.00%	1.02%
MFS® VIT II Core Equity Portfolio - Service Class(58)	0.75%		0.25%		0.10%		0.00%		1.10%	-0.01%	1.09%
MFS® VIT Utilities Series - Service Class	0.73%		0.25%		0.06%		0.00%		1.04%	0.00%	1.04%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	0.85%		0.00%		0.19%		0.00%		1.04%	0.00%	1.04%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class(59)	0.74%		0.25%		0.04%		0.13%		1.16%	-0.13%	1.03%
Putnam VT Global Health Care Fund - Class IB	0.62%		0.25%		0.14%		0.00%		1.01%	0.00%	1.01%
Putnam VT Growth & Income Fund - Class IB	0.47%		0.25%		0.11%		0.00%		0.83%	0.00%	0.83%
Templeton Global Bond VIP Fund - Class 2 (60)	0.46%		0.25%		0.05%		0.00%		0.76%	0.00%	0.76%
Templeton Growth VIP Fund - Class 2(60)	0.76%		0.25%		0.02%		0.00%		1.03%	0.00%	1.03%
(1)	As described in the “Management of the Funds” section of the Fund's prospectus, Blackrock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. Blackrock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to .07% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(2)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2015 to April 29, 2016.
(3)	“The Series” investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 0.74% of the Series’ average daily net assets from April 29, 2015 through April 29, 2016. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series. Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2015 to April 29, 2016.
(4)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 29, 2015 through April 29, 2016 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract). These waivers and reimbursements may be terminated only by agreement of the Distributor and the Series
(5)	Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at ratios no higher than 0.71% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.17%). The agreement may be terminated with the consent of the fund's Board.
(6)	The Fund administration fee is paid indirectly through the management fee.
(7)	The Fund administration fee is paid indirectly through the management fee. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund's investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the fund's prospectus. Total annual fund operating expenses are not affected by such bundling.
(8)	Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term.
(9)	The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.
(10)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year. The Portfolio's adviser, distributor and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.03% of their average daily net assets. This contract cannot be terminated prior to 5/1/16, at which time the Service Providers will determine whether or not to renew or revise it.
(11)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.75% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(12)	The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
(13)	The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Other Expenses of the Fund exceed 0.10% of the average daily net assets of the Service Class II of the Fund. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(14)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.00% on the first $250 million of the Fund's average daily net assets; 0.05% on the next $250 million of the Fund's average daily net assets; 0.10% on the next $250 million of the Fund's average daily net assets; and 0.15% in excess of $750 million of the Fund's average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(15)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(16)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% on the first $250 million of the Fund’s average daily net assets; 0.10% on the next $500 million of the Fund’s average daily net assets; 0.13% on the next $250 million of the Fund’s average daily net assets; and 0.155% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(17)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.70% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(18)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(19)	Other expenses are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 1.10% of the Funds average daily net assets for the Service Class. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
(20)	The Management Fee was restated to reflect the current fee of the Fund.
(21)	Other expenses and AFFE are based on estimates for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.69% of the Fund's average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Funds average daily net assets for the Service Class. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
(22)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.64% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund’s average daily net assets for the Service Class). Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(23)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.98% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(24)	Other expenses are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.17% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
(25)	AFFE is based on estimated amounts for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.20% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(26)	Other expenses are based on estimates for the current fiscal year. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.29% of the Fund's average daily net assets. The agreement will continue at least through

April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
(27)	AFFE is based on estimated amounts for the current fiscal year. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.20% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(28)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(29)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.40% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(30)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(31)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(32)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(33)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(34)	Annualized. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.58% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.42% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(35)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.35% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(36)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $25 million of the Fund’s average daily net assets; 0.10% on the next $50 million of the Fund’s average daily net assets; 0.05% on the next $225 million of the Fund’s average daily net assets; 0.07% on the next $300 million of the Fund’s average daily net assets; and 0.10% on the next $200 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. The Fee Waiver was restated to reflect the current fee waiver of the Fund.
(37)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets in excess of $250 million. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(38)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.12% of the first $60 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(39)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.55% of the Fund’s average daily net assets for the Service Class. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. AFFE is based on estimated amounts for the current fiscal year.
(40)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(41)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(42)	The Management Fee was restated to reflect the current fee of the Fund.
(43)	Annualized. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the

“adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.70% of the Fund’s average daily net assets for the Service Class. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(44)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.07% of the first $500 million of the Fund's average daily net assets; 0.12% on the next $1.5 billion of the Fund's average daily net assets and 0.15% of the Fund’s average daily net assets in excess of $2 billion. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(45)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(46)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(47)	The Management Fee was restated to reflect the current fee of the Fund.
(48)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(49)	The Fee Waiver was restated to reflect the current fee waiver of the Fund. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.03% on the first $500 million of the Fund’s average daily net assets; 0.05% on the next $500 million of the Fund’s average daily net assets; and 0.10% of the Fund’s average daily net assets in excess of $1 billion. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(50)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.70% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.50% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(51)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
(52)	Other expenses and AFFE are based on estimates for the current fiscal year. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.45% of the Fund's average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund's board of trustees and the adviser.
(53)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.15% on the first $100 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $100 million. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(54)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(55)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.65% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(56)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.64% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.45% of the Fund’s average daily net assets for the Service Class. Both agreements will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser. Annualized.
(57)	Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.05% of the first $25 million of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
(58)	MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed 1.09% annually. This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2016.
(59)	PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”) to PIMCO.

The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.
(60)	The Fund administration fee is paid indirectly through the management fee.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE® Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,368	$2,570	$3,726	$6,182
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$668	$1,970	$3,226	$6,182
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,332	$2,508	$3,701	$6,503
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$632	$1,908	$3,201	$6,503
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract.
What is the Variable Annuity Account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Sample Portfolios? Sample portfolios are designed to assist you in deciding how to allocate your initial Purchase Payment among the various Subaccounts. Each sample portfolio consists of several Subaccounts that invest in underlying funds, each of which represents a specified percentage of your Purchase Payment. See The Contracts – Sample Portfolios.
What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you will have more restrictive Investment Requirements. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value, or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, please see The Contracts – Purchase Payments section in this prospectus.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, the Contractowner may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage), an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum Annuity Payout (4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (version 4) and i4LIFE® Advantage (without Guaranteed Income Benefit). Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER® Advantage (Managed Risk) are available for election only at the time the contract was purchased, unless your contract was issued prior to August 26, 2013. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity® Advantage and 4LATER® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless otherwise guaranteed under a rider you have purchased.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a rider that you may purchase which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE® Advantage or an Annuity Payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

A prior version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, provided different Guaranteed Annual Income amount percentages and less restrictive Investment Requirements. This version is no longer available for purchase.
What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial Purchase Payment (or Contract Value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts – Lincoln Lifetime IncomeSM Advantage. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
What is Lincoln SmartSecurity® Advantage? This benefit provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted for subsequent Purchase Payments, step-ups, and withdrawals. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts – Lincoln SmartSecurity® Advantage. You cannot simultaneously elect Lincoln SmartSecurity® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. A Death Benefit and the ability to make withdrawals are available during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE® Advantage payout phase, based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. Certain Living Benefit Riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit (Managed Risk) at the time you terminate that rider to purchase i4LIFE® Advantage. The Guaranteed Amount or Income Base from other Living Benefit Riders may also be used to establish the i4LIFE® Advantage Guaranteed Income Benefit. See The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage and 4LATER® Advantage (Managed Risk). i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts - Investment Requirements.
What is 4LATER® Advantage (Managed Risk)? 4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit payment upon election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) to receive a benefit from 4LATER® Advantage (Managed Risk). 4LATER® Advantage (Managed Risk) is available for elections only at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. You cannot simultaneously elect 4LATER® Advantage (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements.
What is 4LATER® Advantage (or “4LATER®”)? 4LATER® Advantage is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE® Advantage Regular Income Payments. 4LATER® Advantage is purchased prior to the time you elect i4LIFE® Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER® Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. You cannot simultaneously elect 4LATER® Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements. This rider is no longer available for purchase.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts – Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A and B to this prospectus provide more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.48%. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Global Thematic Growth Portfolio)
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital.
(formerly AllianceBernstein VPS Large Cap Growth Portfolio)
This fund is not available in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital. (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after November 15, 2010.
•	Growth Fund (Class 2): Capital growth. This fund is not available in contracts issued on or after November 15, 2010.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after November 15, 2010.
•	International Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income. This fund is not available in contracts issued on or after November 15, 2010.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Growth Series (Service Class): Long-term capital appreciation.
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after June 4, 2007.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not available in contracts issued on or after June 6, 2005.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class II): Maximize long-term total return. This fund will be available on or about May 18, 2015. Consult your financial advisor.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Core Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century VP Mid Cap Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP American Century VP Mid Cap Value RPM Fund)
•	LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Global Small Capitalization Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Emerging Markets Managed Volatility Fund (Service Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.(4)
(formerly LVIP BlackRock Emerging Markets RPM Fund)
•	LVIP BlackRock Equity Dividend Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(4)
(formerly LVIP BlackRock Equity Dividend RPM Fund)
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP BlackRock Global Allocation V.I. RPM Fund)
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) This fund will be available on or about May 18, 2015. Consult your financial advisor.

•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4)
This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP ClearBridge Variable Appreciation Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP ClearBridge Variable Appreciation RPM Fund)
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Service Class)(1): Long-term capital growth. This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation. This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP Dimensional International Core Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) (formerly LVIP Dimensional Non-U.S. Equity RPM Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class)(1): Long-term capital appreciation.
(formerly LVIP Delaware Growth and Income Fund)
This fund is not available in contracts issued on or after May 23, 2011, but will reopen for all contracts on or about May 18, 2015.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation. This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(4) (formerly LVIP Dimensional U.S. Equity RPM Fund)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Mutual Shares VIP Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP Franklin Mutual Shares VIP RPM Fund)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Conservative Fund)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Growth Fund)
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
(formerly LVIP Managed Risk Profile Moderate Fund)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(4) (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
•	LVIP Invesco V.I. Comstock Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP Invesco V.I. Comstock RPM Fund)
•	LVIP Ivy Mid Cap Growth Managed Volatility Fund (Service Class): Capital appreciation.(4) (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund)
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(4) (formerly LVIP JPMorgan Mid Cap Value RPM Fund)
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3) This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.(3)
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS International Growth Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP MFS International Growth RPM Fund)
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Money Market Fund (Service Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP Multi-Manager Global Equity RPM Fund)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSgA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSgA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSgA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(4) (formerly LVIP SSgA Global Tactical Allocation RPM Fund)
•	LVIP SSgA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSgA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA International RPM Fund)
•	LVIP SSgA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA Large Cap RPM Fund)
•	LVIP SSgA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSgA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

•	LVIP SSgA Small-Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP SSgA Small-Cap RPM Fund)
•	LVIP SSgA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSgA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximum capital appreciation.
•	LVIP Templeton Growth Managed Volatility Fund (Service Class): Long-term capital growth.(4) (formerly LVIP Templeton Growth RPM Fund)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(3)
This fund will be available on or about May 18, 2015. Consult your financial advisor.
•	LVIP UBS Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(4) (formerly LVIP UBS Large Cap Growth RPM Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP VIP Contrafund® Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP VIP Contrafund® RPM Portfolio)
•	LVIP VIP Mid Cap Managed Volatility Portfolio (Service Class): Capital appreciation; a fund of funds.(4) (formerly LVIP VIP Mid Cap RPM Portfolio)
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth. (formerly LVIP Capital Growth Fund)
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (formerly LVIP Mid-Cap Value Fund)
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): Capital appreciation. (formerly MFS VIT Core Equity Series) This fund is not available in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is not available in contracts issued on or after June 4, 2007.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Global Health Care Fund (Class IB): Capital appreciation. This fund is not available in contracts issued on or after May 24, 2004.
•	Growth & Income Fund (Class IB): Capital growth and current income. This fund is not available in contracts issued on or after May 24, 2004.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(2)	The Index this portfolio is managed to (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI. S&P®, S&P

GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by Licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. Licensee’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors and none of SPDJI, Dow Jones, S&P nor their respective affiliates or third party licensors make any representation regarding the advisability of investing in such product(s).
(3)	The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets.
(4)	The fund employs hedging strategies designed to reduce overall portfolio volatility.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit (GOP)	Account Value Death Benefit
Mortality and expense risk charge	1.45%	1.20%	1.15%
Administrative charge	0.10%	0.10%	0.10%
Total annual charge for each Subaccount*	1.55%	1.30%	1.25%
*	For contracts purchased before July 22, 2005 the total annual charges are as follows: EGMDB 1.45%; Guarantee of Principal 1.35%; Account Value N/A.
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	7%	7%	6%	6%	5%	4%	3%	0
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 10% of the current Contract Value or 10% of the total Purchase Payments (15% for contracts purchased prior to November 15, 2010) (this does not apply upon surrender of the contract);

•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the 4LATER® or i4LIFE® Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner and has existed continuously for 12 months;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
3.	On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 ($30 for contracts purchased prior to June 24, 2013) from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the Contract Value upon surrender. The account fee will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary.
Transfer Fee
We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any Contract Year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the Contract Year.
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary, the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.
The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.
Lincoln Lifetime IncomeSM Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly). For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount.

Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
4LATER® Advantage (Managed Risk) Charge. While this rider is in effect, there is a charge for 4LATER® Advantage (Managed Risk). The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER® Advantage (Managed Risk) section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.
The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER® Advantage (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
Lincoln SmartSecurity® Advantage Charge (no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The rider charge is currently equal to an annual rate of:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual percentage charge will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or

2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts – Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.

Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER® rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual rate of the i4LIFE® Advantage charge during the Access Period is: 1.65% for the i4LIFE® Advantage Account Value Death Benefit; 1.70% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 1.95% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charges replace the Separate Account Annual Expenses for the base contract. i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date, which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk).
i4LIFE® Advantage with Guaranteed Income Benefit Charge. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE® Advantage Account Value Death Benefit; 2.35% (2.20% for version 1, 2 and 3) for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE® Advantage EGMDB.
If you elect the joint life option, Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE® Advantage Account Value Death Benefit; 2.55% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.80% for the i4LIFE® Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (Managed Risk and version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.

Currently, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4) are the only versions available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk) . If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk), you may carry over certain features of those riders to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0, you may carry over certain features of that rider to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4). If you make this election, the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE® Advantage Guaranteed Income Benefit (version 4).
For all such elections, this charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier in i4LIFE® Advantage Guaranteed Income Benefit will not apply.
The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) discussion below applies to Lincoln Lifetime IncomeSM Advantage 2.0 unless otherwise indicated.
For Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk), the charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The current initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) will be the guaranteed maximum charge that was in effect at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (Managed Risk) and the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge. The example is a nonqualified contract and assumes the Contractowner is a 60-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Pursuant to the provisions of the Guaranteed Income Benefit (Managed Risk) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit (Managed Risk) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is 1.05% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER® Advantage (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 except for the different initial Guaranteed Income Benefit rates for Lincoln Lifetime IncomeSM Advantage 2.0 set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)

1/1/14 Initial i4LIFE® Advantage Account Value	$100,000
1/1/14 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	$125,000
1/1/14 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($125,000 * 1.05%) the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is assessed against the Income Base since it is larger than the Account Value	$1,312.50
1/2/14 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/14 Initial Guaranteed Income Benefit (4% * $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/15 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/15 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)	$5,175
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,358.44
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be used in the calculation of the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.)
Continuing the above example:
1/2/15 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	$1,358.44
1/2/16 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/16 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)	$5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge increases from 1.05% to 1.15%.
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))	$1,595.63
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge (1.15%/1.05%).
If the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, or 4LATER® Advantage (Managed Risk) percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit for purchasers who previously purchased 4LATER® Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE® Advantage Account Value Death Benefit; 2.35% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.60% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER® charge is the same immediately before and after the Periodic Income Commencement

Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit percentage charge will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER® Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE® Advantage Account Value Death Benefit; 2.20% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.45% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%. Currently, there is no premium tax levied for New York residents.
Other Charges and Deductions
The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Servicing Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Servicing Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.

Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Servicing Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. We may surrender your contract in accordance with New York law, if your Contract Value drops below $2,000 for any reason, including if your Contract Value drops due to the performance of the Subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable account are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Servicing Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a Contract Year. Transfers are limited to twelve (12) (within and/or between the variable and fixed Subaccounts) per Contract Year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Servicing Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Servicing Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustments.

Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Servicing Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Servicing Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions

(which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The owner on the date of issue will be the person or entity designated in the contract specifications. The owner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefit or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.

Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Servicing Office. If we receive a surrender or withdrawal request in Good Order at our Servicing Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Servicing Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.
Sample Portfolios
You may allocate your initial Purchase Payment among a group of Subaccounts that invest in underlying funds within a sample portfolio. Each sample portfolio consists of several Subaccounts investing in underlying funds, each of which represents a specified percentage of your Purchase Payment. If you choose to select a sample portfolio, you must allocate 100% of your initial Purchase Payment to that portfolio, and we will invest your initial Purchase Payment among the Subaccounts within the portfolio according to the percentage allocations. These allocations will remain in place unless you tell us otherwise. Any subsequent Purchase Payments will be invested according to your allocation instructions at the time of the subsequent Purchase Payment. You may de-select the sample portfolio at any time. The sample portfolios are available only at contract issue. For contracts purchased prior to February 23, 2015, sample portfolios are not available for election with any Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit). For contracts purchased on or after February 23, 2015, sample portfolios are available when electing a Living Benefit Rider at the time the contract is purchased (except i4LIFE® Advantage Guaranteed Income Benefit (version 4)).
Unless you have elected a Living Benefit Rider, your portfolio will not be automatically rebalanced. In order to maintain the portfolio’s specified Subaccount allocation percentages, you must enroll in and maintain the portfolio rebalancing option under your contract, thereby authorizing us to automatically rebalance your Contract Value.
Your registered representative may discuss the portfolios with you to assist you in deciding how to allocate your initial Purchase Payment amongst the various investment options available under your contract. The portfolios were designed and prepared by Lincoln Investment Advisors Corporation (in consultation with Wilshire Associates) for use by Lincoln Financial Distributors, Inc. (LFD). LFD provides these portfolios to broker-dealers who may provide them to their clients. These portfolios do not constitute investment advice, and you should consult your registered representative to determine whether you should utilize a portfolio or whether it is suitable for you based upon your goals, risk tolerance and time horizon. You bear the risk that, over time, a portfolio may not reflect the risk tolerance or return that was expected.

Asset Allocation Models
Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your registered representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.
Each model invests different percentages of Contract Value in some or all of the LVIP Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements.
The models are as follows:
•	The Lincoln SSgA Conservative Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in three equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSgA Moderate Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in three equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in three equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
•	The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in three equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSgA Aggressive Index Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in three equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSgA Structured Conservative Model is composed of specified underlying Subaccounts representing a target allocation of approximately 40% in seven equity Subaccounts and 60% in one fixed income Subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSgA Structured Moderate Model is composed of specified underlying Subaccounts representing a target allocation of approximately 60% in seven equity Subaccounts and 40% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying Subaccounts representing a target allocation of approximately 80% in seven equity Subaccounts and 20% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.
•	The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 70% in seven equity Subaccounts and 30% in one fixed income Subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
•	The Lincoln SSgA Structured Aggressive Model is composed of specified underlying Subaccounts representing a target allocation of approximately 90% in seven equity Subaccounts and 10% in one fixed income Subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
Your registered representative will have more information on the specific investments of each model.
Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy, you may allocate Purchase Payments and/or Contract Values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your Contract Value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your Contract Value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement. You may terminate the strategy at any time and reallocate your Contract Value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. You should consult with your registered representative to determine if this strategy is suitable for you. If you are seeking a more aggressive strategy, this strategy may not be appropriate for you.
% of Contract Value
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
LVIP Templeton Growth Managed Volatility Fund	33%
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	designated Beneficiary

upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Servicing Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. Contractowners who purchased their contracts on or after July 22, 2005, may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and The Contracts – Lincoln Lifetime IncomeSM Advantage).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
For contracts issued on or after July 22, 2005, you may discontinue the Guarantee of Principal Death Benefit by completing the Change of Death Benefit form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	The current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and The Contracts – Lincoln Lifetime IncomeSM Advantage); or
•	The highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Servicing Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after July 22, 2005, you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date, or if you elect i4LIFE® Advantage. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Servicing Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements will apply to your contract. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of

Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit contract values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.
Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected Living Benefit Riders (except for Lincoln SmartSecurity® Advantage or 4LATER® Advantage) between January 20, 2009 and June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.
You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a proportionate basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
Templeton Global Bond VIP Fund	All other Subaccounts except as described below.
The Deutsche Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn® Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AB VPS Global Thematic Growth Portfolio, the Delaware VIP® REIT Series, the LVIP BlackRock Emerging Markets Managed Volatility Fund, the Delaware VIP® Emerging Markets Series, the ClearBridge Variable Mid Cap Core Portfolio and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or Account Value under i4LIFE® Advantage among the Subaccounts on the following list; however, if you allocate less than 100% of Contract Value or Account Value under i4LIFE® Advantage to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Franklin Income VIP Fund
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund

•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Conservative Index Allocation Fund
•	LVIP SSgA Conservative Structured Allocation Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSgA Moderate Index Allocation Fund
•	LVIP SSgA Moderate Structured Allocation Fund
•	LVIP SSgA Moderately Aggressive Index Allocation Fund
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	Templeton Global Bond VIP Fund
To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1 or Group 2 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
Riders purchased on or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below. If you elect any other Living Benefit Rider you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below.
For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a proportionate basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement.

Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1
Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)	Group 2 Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund	LVIP American Century VP Mid Cap Value Managed Volatility Fund
LVIP BlackRock Equity Dividend Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP ClearBridge Variable Appreciation Managed Volatility Fund
LVIP Dimensional International Core Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund
LVIP Franklin Mutual Shares VIP Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco V.I. Comstock Managed Volatility Fund
LVIP Ivy Mid Cap Growth Managed Volatility Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund
LVIP MFS International Growth Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP SSgA Global Tactical Allocation Managed Volatility Fund
LVIP SSgA International Managed Volatility Fund
LVIP SSgA Large Cap Managed Volatility Fund
LVIP SSgA Small-Cap Managed Volatility Fund
LVIP Templeton Growth Managed Volatility Fund
LVIP UBS Large Cap Growth Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP VIP Contrafund® Managed Volatility Portfolio
	LVIP VIP Mid Cap Managed Volatility Portfolio	LVIP BlackRock Emerging Markets Managed Volatility Fund
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series

•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSgA Bond Index Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Emerging Markets Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP SSgA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The PIMCO VIT CommodityRealReturn® Strategy Portfolio, Franklin Templeton Founding Investment Strategy, Templeton Global Bond VIP Fund, and ClearBridge Variable Mid Cap Core Portfolio are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSgA Bond Index Fund
•	LVIP SSgA Conservative Index Allocation Fund
•	LVIP SSgA Conservative Structured Allocation Fund
•	LVIP SSgA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSgA Moderate Index Allocation Fund
•	LVIP SSgA Moderate Structured Allocation Fund
•	LVIP SSgA Moderately Aggressive Index Allocation Fund
•	LVIP SSgA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage), a minimum Annuity Payout (i4LIFE® Advantage Guaranteed Income Benefit, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER® Advantage. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit may also be unavailable unless guaranteed under a prior rider you purchased. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the Contractowner's age 80 on qualified contracts and up to the Contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);

•	Lifetime income is available through i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the Contractowner's age 80 for qualified contracts and up to the Contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary must elect i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.
Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE® Advantage or 4LATER® Advantage (Managed Risk), which are Annuity Payout options. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers.
If your Lincoln Lifetime IncomeSM Advantage 2.0 rider was purchased prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) as there would be no additional benefit to you.
If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements for other Living Benefit Riders.
In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
If you elect this rider at contract issue, it will be effective on the contract’s effective date. For contracts issued prior to August 26, 2013, if you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during the preceding Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the rider charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE® Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013, at age 60 (single life option), your Guaranteed Annual Income percentage is 4% (see the table below). If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages for rider elections on or after May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Note that Guaranteed Annual Income percentages for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) elected on or after May 20, 2013, on the rider’s effective date, and makes an initial Purchase Payment of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:
Contract Value = $56,600 ($60,000 - $3,400)
Income Base = $85,000
The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)
Contract Value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or age 95 (younger of you or your spouse for the joint life option) (nonqualified contracts) and have not elected i4LIFE® Advantage Guaranteed Income Benefit, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who own their riders through the 5th Benefit Year anniversary have until the Contractowner has reached age 85 (qualified contracts) or age 99 (younger of you or your spouse for the joint life option) (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit or the EGMDB. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86 (age 76 for qualified contracts), may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract;
•	upon termination of the underlying annuity contract;
•	for qualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or the Guaranteed Annual Income Amount Annuity Payout Option; or
•	for nonqualified contracts, on the final day of the Contractowner's eligibility to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or the Guaranteed Annual Income Amount Annuity Payout Option.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) in effect on your contract at the same time.
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit. This election is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). If the decision to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If the decision to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is made because it is the last day of the Contractowner's eligibility to elect i4LIFE® Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you choose to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the single life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) single life option. If you terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and have the joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a) Contract Value $80,000
b) Sum of Purchase Payments $100,000
c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
($95,000 - $5,067 = $89,933 [$95,000 x ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c) $150,000 - $16,875 = $133,125 [$150,000 x $9,000/$80,000 = $16,875]. The entire $9,000 withdrawal reduced the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.
If you purchased the Lincoln Lifetime IncomeSM Advantage rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements.
Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE® Advantage option.) Not all riders will be available at all times.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your death.

If the rider was elected at contract issue, then it became effective on the contract’s effective date. If it was elected after the contract was issued then it became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment . Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 times 105%=$120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or when the Contractowner/Annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic

Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during the preceding Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant is still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:
1.	an Excess Withdrawal (defined below) has occurred; or

2.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this Step-up on the Guaranteed Amount:
Initial Purchase Payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.
The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% Step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon your death. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the Contractowner/Annuitant, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the Contractowner/Annuitant (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
•	upon the death of the Contractowner/Annuitant;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available at the time for purchase.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period)

and a Death Benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all Purchase Payments option of the Death Benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all Purchase Payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.
The following example demonstrates how a withdrawal will reduce the Death Benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and Lincoln Lifetime IncomeSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Maximum Annual Withdrawal Amount $ 5,000
Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
a)	Contract Value $80,000
b)	Sum of Purchase Payments $100,000

c)	Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculations as follows:
a)	$80,000 - $9,000 = $71,000 (Reduction $9,000)
b)	$100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
$95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Proportionate reduction of Excess Withdrawal. Total reduction = $10,067.
c)	$150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduces the Death Benefit option proportionately. Total reduction = $16,875.
Item c) provides the largest Death Benefit of $133,125.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you are the Annuitant).
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal, or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum

Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts – Living Benefit Riders – i4LIFE® Advantage.
4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect 4LATER® Advantage (Managed Risk) at the time you purchase the contract, the Income Base will be equal to the initial Purchase Payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Eligibility. To elect 4LATER® Advantage (Managed Risk), the Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger.
For contracts issued on or after August 26, 2013, 4LATER® Advantage (Managed Risk) is only available for election at the time the contract is purchased. 4LATER® Advantage (Managed Risk) is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the owner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) generally offers better benefits for the same charge. Please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), for more information about Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Termination. After the 5th anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for purchasers who previously purchased 4LATER® Advantage (Managed Risk). Contractowners with an active 4LATER® Advantage (Managed Risk) may purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER® Advantage (Managed Risk) rider. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95. Purchasers of 4LATER® Advantage (Managed Risk) who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99.
If you elect the 4LATER® Advantage (Managed Risk) joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option.
Contractowners who elect 4LATER® Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Advantage (Managed Risk). The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your 4LATER® Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the i4LIFE® Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
You should consider electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected after the effective date of the contract and before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Servicing Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE®

Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the option is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 for nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began . See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Servicing Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. You may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the assumed investment return you selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Total i4LIFE® Regular Income Payment	$25,000
Additional Withdrawal	$15,000	($15,000/$150,000=10% withdrawal)
Account Value at the time of Additional Withdrawal	$150,000
Death Benefit Value after i4LIFE® Regular Income Payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
Reduction in Death Benefit Value for Withdrawal = $175,000 x 10% = $17,500
The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and

•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, if you elected the EGMDB in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract.

There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider) – i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit percentage and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to Investment Requirements applicable to your rider for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information. All of the other terms and conditions of i4LIFE® Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity® Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders), Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit riders), or 4LATER® Advantage (Managed Risk) (minimum Annuity Payout rider) prior to electing i4LIFE® Advantage Guaranteed Income Benefit (Annuity Payout rider). Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0) or 4LATER® Advantage (Managed Risk) who decides to terminate that rider to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the prior rider.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity® Advantage rider or the Lincoln Lifetime IncomeSM Advantage rider or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below for riders elected on or after May 20, 2013. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage with Guaranteed Income Benefit election to determine the table applicable to their contracts. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available to Lincoln SmartSecurity® Advantage purchasers.)
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%

Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
40 – 54	3.00%	40 – 54	3.00%
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – under 59½	3.00%	55 – under 59½	3.00%
59½ - 64	3.50%	59½ – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
*	Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
Note that Guaranteed Income Benefit percentages for riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:

i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Elections table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2014 Amount of initial Regular Income Payment	$4,801
8/1/2014 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2014 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value)	$4,000
8/1/2015 Recalculated Regular Income Payment	$6,000
8/1/2015 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
At the time of a step-up of the Guaranteed Income Benefit the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
At the time of a reset of the step-up period the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
At the time of a reset of the 15-year step-up period the i4LIFE® Advantage Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wait until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 rider may decide to terminate Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for purchasers of this rider. If the Contractowner terminates Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE® Advantage Guaranteed Income Benefit (version 4) on the last day the Contractowner is eligible to purchase i4LIFE® Advantage, the Contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner’s age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner’s age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).
The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity® Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit (version 4) is elected	$140,000
Amount of initial Regular Income Payment	$5,411	per year
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
4LATER® Advantage (Managed Risk). Contractowners who elect 4LATER® Advantage (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or the Account Value to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) apply.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to terminate Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the Contractowner (single life option) or the youngest age of either the Contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections table above.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base (less amounts paid since the last Automatic Step-up) under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available for this benefit is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (Managed Risk) or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, i4LIFE® Advantage Guaranteed Income Benefit will terminate. Refer to the example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payments will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) and nonqualified annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected. Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:

i4LIFE® Regular Income Payment before Withdrawal	$1,200
Guaranteed Income Benefit before Withdrawal	$900
Account Value at time of Additional Withdrawal	$150,000
Additional Withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for Withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE® Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE® Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
4LATER® Advantage
The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of these riders may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchase 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elect 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elect 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Servicing Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10,000,000.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:

Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.
At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER® Guaranteed Income Benefit charge.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.

If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER® Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the assumed investment return rate will not change.
The following is an example of what happens when you extend the Access Period:

Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payout Option, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Servicing Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. Annuity Payouts may not commence within twelve months after the effective date of the contract. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and

•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with New York law if:

•	your Contract Value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for three (3) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month.
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.50% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract.

This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.

Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or

•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)

•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable surrender charges will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
IRA purchasers will receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service; and
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service.
Cyber Security
Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

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Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln New York Account N for Variable Annuities

Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable Annuities Lincoln ChoicePlus AssuranceSM (B Share).
(Please Print)
Name:

Address:

City

State

Zip

Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before July 22, 2005 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
ABVPSF Global Thematic Growth
2005	N/A	N/A	N/A	12.491	13.791	2
2006	N/A	N/A	N/A	13.791	14.746	3
2007	14.892	17.362	1*	14.746	17.443	3
2008	N/A	N/A	N/A	17.443	9.041	2
2009	N/A	N/A	N/A	9.041	13.659	2
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
ABVPSF Growth and Income(1)
2004	12.022	13.178	23	12.029	13.200	9
2005	13.178	13.585	17	13.200	13.621	17
2006	13.585	15.664	15	13.621	15.721	14
2007	15.664	16.189	11	15.721	16.264	14
2008	16.189	9.463	10	16.264	9.516	14
2009	9.463	11.224	9	9.516	11.299	13
2010	11.224	12.479	10	11.299	12.574	14
2011	12.479	13.045	8	12.574	13.158	11
2012	13.045	15.075	7	13.158	15.221	10
2013	15.075	17.632	7	15.221	17.809	9
ABVPSF International Value(2)
2006	9.863	11.857	3	9.678	11.864	4
2007	11.857	12.337	15	11.864	12.357	15
2008	12.337	5.680	15	12.357	5.695	22
2009	5.680	7.522	10	5.695	7.549	16
2010	7.522	7.733	9	7.549	7.768	7
2011	7.733	6.140	8	7.768	6.174	4
2012	6.140	6.910	3	6.174	6.956	2
2013	6.910	7.610	3	6.956	7.663	2
ABVPSF Large Cap Growth
2005	12.283	13.901	1*	N/A	N/A	N/A
2006	13.901	13.612	1*	N/A	N/A	N/A
2007	13.612	15.242	1*	N/A	N/A	N/A
2008	15.242	9.040	1*	N/A	N/A	N/A
2009	9.040	12.216	1*	N/A	N/A	N/A
2010	12.216	13.224	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
ABVPSF Small/Mid Cap Value
2005	15.417	16.202	4	15.439	16.242	4
2006	16.202	18.237	4	16.242	18.300	3
2007	18.237	18.249	4	18.300	18.331	3
2008	18.249	11.557	4	18.331	11.620	3
2009	11.557	16.249	4	11.620	16.354	3
2010	16.249	20.274	4	16.354	20.425	3
2011	20.274	18.259	4	20.425	18.414	2
2012	18.259	21.320	4	18.414	21.522	2
2013	21.320	28.921	4	N/A	N/A	N/A
2014	28.921	31.055	3	27.786	31.412	1*

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Century VP Inflation Protection(3)
2004	10.038	10.417	19	10.012	10.423	58
2005	10.417	10.427	42	10.423	10.443	133
2006	10.427	10.438	48	10.443	10.466	153
2007	10.438	11.266	45	10.466	11.307	106
2008	11.266	10.926	38	11.307	10.977	73
2009	10.926	11.872	27	10.977	11.938	67
2010	11.872	12.297	26	11.938	12.379	64
2011	12.297	13.544	19	12.379	13.647	48
2012	13.544	14.335	6	13.647	14.459	41
2013	14.335	14.035	4	14.459	14.161	37
American Funds Global Growth
2005	11.008	12.681	5	11.287	12.703	14
2006	12.681	15.052	6	12.703	15.093	22
2007	15.052	17.038	5	15.093	17.101	21
2008	17.038	10.346	6	17.101	10.395	12
2009	10.346	14.511	9	10.395	14.594	10
2010	14.511	15.982	8	14.594	16.090	6
2011	15.982	14.352	7	16.090	14.463	6
2012	14.352	17.337	5	14.463	17.489	5
2013	17.337	22.074	4	17.489	22.289	5
2014	22.074	22.259	5	22.289	22.499	3
American Funds Global Small Capitalization
2005	16.851	20.819	16	16.878	20.873	8
2006	20.819	25.455	13	20.873	25.547	9
2007	25.455	30.464	13	25.547	30.605	8
2008	30.464	13.955	11	30.605	14.034	4
2009	13.955	22.185	12	14.034	22.332	5
2010	22.185	26.767	12	22.332	26.972	2
2011	26.767	21.331	11	26.972	21.515	2
2012	21.331	24.846	10	21.515	25.086	2
2013	24.846	31.413	10	25.086	31.748	2
2014	31.413	31.618	10	31.748	31.987	1*
American Funds Growth
2005	13.666	15.651	117	13.688	15.692	151
2006	15.651	17.001	112	15.692	17.063	145
2007	17.001	18.826	104	17.063	18.913	124
2008	18.826	10.396	96	18.913	10.454	86
2009	10.396	14.284	90	10.454	14.379	75
2010	14.284	16.709	83	14.379	16.837	52
2011	16.709	15.764	63	16.837	15.900	42
2012	15.764	18.317	48	15.900	18.494	36
2013	18.317	23.488	40	18.494	23.738	21
2014	23.488	25.119	39	23.738	25.413	16
American Funds Growth-Income
2005	13.381	13.957	114	13.403	13.994	149
2006	13.957	15.848	115	13.994	15.905	147
2007	15.848	16.407	104	15.905	16.483	120
2008	16.407	10.051	96	16.483	10.107	100
2009	10.051	13.001	93	10.107	13.087	87
2010	13.001	14.278	85	13.087	14.387	74
2011	14.278	13.814	68	14.387	13.934	60
2012	13.814	15.996	50	13.934	16.151	55
2013	15.996	21.047	40	16.151	21.272	37
2014	21.047	22.950	34	21.272	23.219	23

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Funds International
2005	15.532	18.600	52	15.557	18.649	68
2006	18.600	21.812	47	18.649	21.891	64
2007	21.812	25.802	43	21.891	25.921	54
2008	25.802	14.718	41	25.921	14.801	45
2009	14.718	20.754	39	14.801	20.892	43
2010	20.754	21.935	38	20.892	22.103	39
2011	21.935	18.600	27	22.103	18.761	21
2012	18.600	21.615	20	18.761	21.824	18
2013	21.615	25.913	17	21.824	26.190	14
2014	25.913	24.863	16	26.190	25.153	10
BlackRock Global Allocation V.I.
2009	11.567	11.584	2	N/A	N/A	N/A
2010	11.584	12.531	3	11.591	12.552	2
2011	12.531	11.901	3	12.552	11.932	2
2012	N/A	N/A	N/A	11.932	12.946	2
2013	N/A	N/A	N/A	12.946	14.613	2
2014	N/A	N/A	N/A	14.613	14.696	2
ClearBridge Variable Mid Cap Core
2014	N/A	N/A	N/A	N/A	N/A	N/A
Delaware VIP Diversified Income
2005	10.885	10.665	37	10.891	10.682	39
2006	10.665	11.307	39	10.682	11.336	39
2007	11.307	11.970	46	11.336	12.013	50
2008	11.970	11.220	37	12.013	11.272	37
2009	11.220	14.007	35	11.272	14.085	34
2010	14.007	14.891	39	14.085	14.989	19
2011	14.891	15.580	32	14.989	15.698	12
2012	15.580	16.411	17	15.698	16.553	10
2013	16.411	15.945	14	16.553	16.099	7
2014	15.945	16.499	9	16.099	16.674	5
Delaware VIP Emerging Markets
2005	13.580	17.014	10	13.588	17.040	35
2006	17.014	21.265	12	17.040	21.320	33
2007	21.265	29.030	10	21.320	29.134	31
2008	29.030	13.824	10	29.134	13.887	27
2009	13.824	24.208	8	13.887	24.343	24
2010	24.208	28.204	7	24.343	28.390	13
2011	28.204	22.238	7	28.390	22.407	11
2012	22.238	25.027	5	22.407	25.243	10
2013	25.027	27.099	4	25.243	27.360	8
2014	27.099	24.502	3	27.360	24.762	3
Delaware VIP High Yield
2005	12.453	12.684	31	12.474	12.718	72
2006	12.684	14.026	29	12.718	14.077	64
2007	14.026	14.176	27	14.077	14.242	60
2008	14.176	10.559	24	14.242	10.619	40
2009	10.559	15.470	20	10.619	15.573	38
2010	15.470	17.521	19	15.573	17.656	25
2011	17.521	17.672	15	17.656	17.825	18
2012	17.672	20.440	9	17.825	20.638	16
2013	20.440	21.954	7	20.638	22.189	14
2014	21.954	21.522	4	22.189	21.774	10

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP Limited-Term Diversified Income
2005	N/A	N/A	N/A	10.015	9.938	2
2006	N/A	N/A	N/A	9.938	10.229	2
2007	N/A	N/A	N/A	10.229	10.519	1*
2008	N/A	N/A	N/A	10.519	10.311	3
2009	N/A	N/A	N/A	10.311	11.453	5
2010	11.405	11.724	1*	11.453	11.785	27
2011	11.724	11.850	1*	11.785	11.924	30
2012	11.850	11.974	2	11.924	12.061	28
2013	11.974	11.645	1*	12.061	11.742	26
2014	N/A	N/A	N/A	11.742	11.751	1*
Delaware VIP REIT
2005	15.764	16.602	33	15.789	16.646	42
2006	16.602	21.653	31	16.646	21.731	39
2007	21.653	18.315	25	21.731	18.400	30
2008	18.315	11.682	23	18.400	11.747	23
2009	11.682	14.189	22	11.747	14.283	22
2010	14.189	17.706	19	14.283	17.842	17
2011	17.706	19.305	12	17.842	19.472	15
2012	19.305	22.187	8	19.472	22.401	13
2013	22.187	22.288	6	22.401	22.525	10
2014	22.288	28.364	4	22.525	28.695	8
Delaware VIP Small Cap Value
2005	15.730	16.922	15	15.755	16.966	23
2006	16.922	19.328	15	16.966	19.397	21
2007	19.328	17.747	17	19.397	17.828	18
2008	17.747	12.232	16	17.828	12.300	12
2009	12.232	15.861	15	12.300	15.966	12
2010	15.861	20.622	12	15.966	20.779	12
2011	20.622	20.002	9	20.779	20.174	5
2012	20.002	22.402	6	20.174	22.617	4
2013	22.402	29.403	5	22.617	29.716	4
2014	29.403	30.608	5	29.716	30.964	3
Delaware VIP Smid Cap Growth(4)
2005	13.897	14.466	7	13.920	14.504	11
2006	14.466	15.304	6	14.504	15.359	8
2007	15.304	16.661	4	15.359	16.738	7
2008	16.661	8.726	4	16.738	8.775	6
2009	8.726	13.277	3	8.775	13.365	5
2010	15.806	17.887	2	15.923	18.024	3
2011	17.887	19.022	1*	18.024	19.187	2
2012	19.022	20.756	1*	19.187	20.957	2
2013	20.756	28.840	1*	20.957	29.148	2
2014	28.840	29.241	1*	29.148	29.583	2
Delaware VIP U.S. Growth
2005	11.650	13.137	7	11.669	13.171	16
2006	13.137	13.214	6	13.171	13.262	14
2007	13.214	14.636	4	13.262	14.704	13
2008	14.636	8.243	4	14.704	8.289	10
2009	8.243	11.613	3	8.289	11.690	9
2010	11.613	12.996	3	11.690	13.095	7
2011	12.996	13.769	1*	13.095	13.889	5
2012	13.769	15.736	1*	13.889	15.888	4
2013	15.736	20.852	1*	15.888	21.075	4
2014	20.852	23.119	1*	21.075	23.388	2

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP Value
2005	13.612	14.193	18	13.633	14.230	27
2006	14.193	17.317	17	14.230	17.379	20
2007	17.317	16.557	23	17.379	16.633	28
2008	16.557	10.840	21	16.633	10.901	11
2009	10.840	12.570	18	10.901	12.653	10
2010	12.570	14.288	18	12.653	14.396	6
2011	14.288	15.386	16	14.396	15.518	4
2012	15.386	17.354	13	15.518	17.520	2
2013	17.354	22.812	12	17.520	23.055	1*
2014	22.812	25.564	9	N/A	N/A	N/A
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	12.728	12.166	1*
2012	N/A	N/A	N/A	12.166	13.127	1*
2013	N/A	N/A	N/A	13.127	13.049	2
2014	13.503	13.217	1*	13.049	13.290	3
Deutsche Equity 500 Index VIP(1)
2004	12.044	13.096	33	12.052	13.117	39
2005	13.096	13.477	48	13.117	13.512	47
2006	13.477	15.308	47	13.512	15.363	42
2007	15.308	15.847	44	15.363	15.920	31
2008	15.847	9.787	40	15.920	9.842	21
2009	9.787	12.157	33	9.842	12.237	17
2010	12.157	13.721	31	12.237	13.826	13
2011	13.721	13.726	19	13.826	13.845	9
2012	13.726	15.615	10	13.845	15.765	8
2013	15.615	18.265	8	15.765	18.449	8
Deutsche Small Cap Index VIP(5)
2004	14.482	15.681	2	13.552	15.707	8
2005	15.681	16.073	4	15.707	16.115	19
2006	16.073	18.564	5	16.115	18.632	19
2007	18.564	17.902	5	18.632	17.985	17
2008	17.902	11.587	4	17.985	11.653	9
2009	11.587	14.421	4	11.653	14.517	8
2010	14.421	17.924	3	14.517	18.061	6
2011	17.924	16.857	2	18.061	17.003	1*
2012	16.857	19.253	2	17.003	19.439	1*
2013	19.253	22.544	1*	19.439	22.771	1*
Fidelity VIP Contrafund
2005	13.920	16.003	25	13.942	16.045	13
2006	16.003	17.576	26	16.045	17.640	19
2007	17.576	20.320	25	17.640	20.415	29
2008	20.320	11.478	23	20.415	11.542	24
2009	11.478	15.325	25	11.542	15.426	24
2010	15.325	17.661	22	15.426	17.796	24
2011	17.661	16.922	22	17.796	17.068	22
2012	16.922	19.370	19	17.068	19.558	22
2013	19.370	25.001	15	19.558	25.268	16
2014	25.001	27.513	10	25.268	27.834	5
Fidelity VIP Equity-Income(1)
2004	12.545	13.603	7	12.157	13.625	1*
2005	13.603	14.154	15	13.625	14.191	6
2006	14.154	16.730	15	14.191	16.791	5
2007	16.730	16.699	14	16.791	16.776	5
2008	16.699	9.412	12	16.776	9.465	5
2009	9.412	12.049	10	9.465	12.129	6
2010	12.049	13.647	9	12.129	13.751	5
2011	13.647	13.539	9	13.751	13.656	1*
2012	13.539	15.620	7	13.656	15.771	1*
2013	15.620	18.270	7	15.771	18.453	1*

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Fidelity VIP Growth
2005	12.498	12.996	9	12.518	13.030	2
2006	12.996	13.651	9	13.030	13.700	4
2007	13.651	17.041	8	13.700	17.120	4
2008	17.041	8.850	8	17.120	8.900	2
2009	8.850	11.162	6	8.900	11.236	2
2010	11.162	13.626	4	11.236	13.730	1*
2011	13.626	13.425	3	13.730	13.542	1*
2012	13.425	15.138	3	13.542	15.285	1*
2013	15.138	20.291	3	15.285	20.509	1*
2014	20.291	22.202	2	20.509	22.460	1*
Fidelity VIP Mid Cap
2005	N/A	N/A	N/A	10.972	11.584	1*
2006	12.160	12.826	1*	11.584	12.846	15
2007	12.826	14.581	6	12.846	14.618	8
2008	14.581	8.679	6	14.618	8.710	12
2009	8.679	11.954	6	8.710	12.009	9
2010	11.954	15.149	6	12.009	15.233	12
2011	15.149	13.310	8	15.233	13.398	9
2012	13.310	15.029	6	13.398	15.143	8
2013	15.029	20.126	5	15.143	20.299	8
2014	20.126	21.033	3	20.299	21.235	6
Fidelity VIP Overseas(6)
2004	14.198	15.856	10	14.207	15.882	9
2005	15.856	18.564	10	15.882	18.612	19
2006	18.564	21.548	9	18.612	21.626	18
2007	21.548	24.860	7	21.626	24.975	18
2008	24.860	13.731	7	24.975	13.808	23
2009	13.731	17.081	7	13.808	17.195	23
2010	17.081	18.995	6	17.195	19.141	14
2011	18.995	15.475	6	19.141	15.609	3
2012	15.475	18.361	5	15.609	18.538	2
2013	18.361	20.505	5	18.538	20.711	2
Franklin Income VIP
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	11.482	11.490	3	11.444	11.508	2
2008	11.490	7.966	4	11.508	7.987	4
2009	7.966	10.646	4	7.987	10.685	3
2010	10.646	11.823	4	10.685	11.877	1*
2011	11.823	11.930	5	11.877	11.997	1*
2012	11.930	13.246	4	11.997	13.334	1*
2013	N/A	N/A	N/A	13.334	14.990	1*
2014	N/A	N/A	N/A	14.990	15.471	1*
Franklin Mutual Shares VIP
2006	N/A	N/A	N/A	10.783	11.287	1*
2007	12.146	11.505	1*	11.287	11.523	1*
2008	11.505	7.131	1*	11.523	7.150	1*
2009	7.131	8.860	1*	7.150	8.891	1*
2010	8.860	9.709	1*	8.891	9.754	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	9.811	10.664	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004	13.513	14.238	7	12.967	14.262	10
2005	14.238	14.705	12	14.262	14.745	15
2006	14.705	15.753	11	14.745	15.811	12
2007	15.753	17.272	10	15.811	17.353	10
2008	17.272	9.789	10	17.353	9.845	9
2009	9.789	13.852	11	9.845	13.945	9
2010	13.852	17.424	10	13.945	17.559	9
2011	17.424	16.344	8	17.559	16.486	3
2012	16.344	17.856	5	16.486	18.030	2
2013	17.856	20.823	4	18.030	21.034	2
Invesco V.I. American Franchise
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Core Equity
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	13.254	14.273	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. International Growth
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	21.784	22.337	1*
2007	N/A	N/A	N/A	22.337	25.221	1*
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Van Kampen V.I. Capital Growth
2006	N/A	N/A	N/A	14.672	14.473	5
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
Janus Aspen Global Research
2005	12.776	13.095	1*	N/A	N/A	N/A
2006	13.095	15.221	1*	N/A	N/A	N/A
2007	15.221	16.407	1*	N/A	N/A	N/A
2008	16.407	8.925	1*	N/A	N/A	N/A
2009	8.925	12.086	1*	N/A	N/A	N/A
2010	12.086	13.761	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Janus Aspen Series Balanced
2005	11.584	12.292	1*	11.603	12.324	5
2006	12.292	13.377	1*	12.324	13.425	5
2007	13.377	14.540	1*	13.425	14.608	5
2008	14.540	12.029	1*	14.608	12.097	4
2009	12.029	14.890	1*	12.097	14.988	4
2010	14.890	15.867	1*	14.988	15.988	3
2011	15.867	15.848	1*	15.988	15.987	2
2012	N/A	N/A	N/A	15.987	17.882	2
2013	N/A	N/A	N/A	17.882	21.136	2
2014	N/A	N/A	N/A	21.136	22.570	1*
Janus Aspen Series Enterprise
2005	14.737	16.271	11	14.760	16.314	2
2006	16.271	18.171	8	16.314	18.237	1*
2007	18.171	21.803	8	18.237	21.904	1*
2008	21.803	12.064	6	21.904	12.132	1*
2009	12.064	17.175	6	12.132	17.290	1*
2010	17.175	21.248	6	17.290	21.412	1*
2011	21.248	20.596	2	N/A	N/A	N/A
2012	20.596	23.748	2	N/A	N/A	N/A
2013	23.748	30.905	2	N/A	N/A	N/A
2014	30.905	34.190	3	N/A	N/A	N/A
LVIP American Century VP Mid Cap Value RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Baron Growth Opportunities(7)
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	11.098	10.852	1*
2008	N/A	N/A	N/A	10.852	6.516	1*
2009	6.080	8.861	4	6.516	8.893	1*
2010	8.861	11.037	4	8.893	11.089	1*
2011	11.037	11.316	4	11.089	11.380	1*
2012	11.316	13.188	4	11.380	13.276	1*
2013	13.188	18.206	3	N/A	N/A	N/A
2014	18.206	18.815	2	N/A	N/A	N/A
LVIP BlackRock Emerging Markets RPM
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	9.188	9.316	3
LVIP BlackRock Equity Dividend RPM
2005	N/A	N/A	N/A	10.030	10.490	1*
2006	N/A	N/A	N/A	10.490	11.487	1*
2007	N/A	N/A	N/A	11.487	11.797	1*
2008	N/A	N/A	N/A	11.797	7.160	1*
2009	N/A	N/A	N/A	7.160	8.688	1*
2010	N/A	N/A	N/A	8.688	10.084	1*
2011	N/A	N/A	N/A	10.084	9.669	1*
2012	N/A	N/A	N/A	9.669	11.132	1*
2013	N/A	N/A	N/A	11.132	12.950	1*
2014	N/A	N/A	N/A	12.950	13.188	1*
LVIP BlackRock Global Allocation V.I. RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.115	11.164	15
2012	N/A	N/A	N/A	11.164	11.703	15
2013	11.385	10.518	4	11.703	10.557	59
2014	10.518	10.665	4	10.557	10.715	53

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Capital Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Clarion Global Real Estate
2007	9.599	8.228	2	8.866	8.234	2
2008	8.228	4.689	4	8.234	4.697	6
2009	4.689	6.355	7	4.697	6.371	8
2010	6.355	7.369	7	6.371	7.396	11
2011	7.369	6.616	7	7.396	6.647	4
2012	6.616	8.112	3	6.647	8.158	1*
2013	8.112	8.238	3	8.158	8.293	1*
2014	8.238	9.224	1*	8.293	9.298	1*
LVIP ClearBridge Variable Appreciation RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Columbia Small-Mid Cap Growth RPM
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Bond
2005	10.381	10.475	122	10.398	10.503	213
2006	10.475	10.784	112	10.503	10.823	186
2007	10.784	11.179	99	10.823	11.230	153
2008	11.179	10.658	86	11.230	10.718	116
2009	10.658	12.446	72	10.718	12.529	90
2010	12.446	13.263	64	12.529	13.364	87
2011	13.263	14.021	46	13.364	14.142	59
2012	14.021	14.681	29	14.142	14.823	49
2013	14.681	14.087	22	14.823	14.237	44
2014	14.087	14.662	10	14.237	14.833	29
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.056	9.873	3
2012	9.890	10.099	1*	9.873	10.126	3
2013	N/A	N/A	N/A	10.126	10.041	6
2014	N/A	N/A	N/A	10.041	9.942	15
LVIP Delaware Foundation Aggressive Allocation(8)
2005	12.714	13.312	15	12.623	13.346	1*
2006	13.312	14.986	12	13.346	15.040	1*
2007	14.986	15.673	12	15.040	15.745	1*
2008	15.673	10.290	12	15.745	10.347	1*
2009	10.290	13.352	10	10.347	13.440	1*
2010	13.352	14.766	10	13.440	14.878	1*
2011	14.766	14.223	10	N/A	N/A	N/A
2012	14.223	15.843	10	15.431	15.994	1*
2013	15.843	18.728	9	15.994	18.926	1*
2014	18.728	19.211	7	18.926	19.432	1*

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Delaware Growth and Income
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	11.899	11.958	1*	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	8.836	9.238	1*	7.549	9.280	2
2010	9.238	10.247	1*	9.280	10.304	2
2011	N/A	N/A	N/A	10.304	10.251	2
2012	N/A	N/A	N/A	10.251	11.622	2
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Social Awareness
2005	13.601	14.980	8	13.623	15.019	14
2006	14.980	16.540	7	15.019	16.600	12
2007	16.540	16.744	3	16.600	16.821	11
2008	16.744	10.786	3	16.821	10.847	10
2009	10.786	13.772	2	10.847	13.863	8
2010	13.772	15.091	2	13.863	15.206	9
2011	15.091	14.916	1*	15.206	15.046	7
2012	14.916	16.890	1*	15.046	17.053	6
2013	16.890	22.509	1*	17.053	22.748	5
2014	22.509	25.468	1*	22.748	25.765	2
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	7.296	9.362	1*	N/A	N/A	N/A
2011	9.362	8.717	2	N/A	N/A	N/A
2012	8.717	9.840	2	N/A	N/A	N/A
2013	9.840	12.929	2	N/A	N/A	N/A
2014	12.929	13.668	2	N/A	N/A	N/A
LVIP Dimensional Non-U.S. Equity RPM
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	11.138	9.985	1*	N/A	N/A	N/A
LVIP Dimensional U.S. Equity RPM
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	13.694	14.131	1*	N/A	N/A	N/A
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Franklin Mutual Shares VIP RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Income
2009	10.658	10.685	4	N/A	N/A	N/A
2010	10.685	11.523	4	10.692	11.542	1*
2011	11.523	11.451	5	N/A	N/A	N/A
2012	11.451	12.124	4	N/A	N/A	N/A
2013	12.124	11.584	5	N/A	N/A	N/A
2014	11.584	11.610	5	N/A	N/A	N/A
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	10.666	11.459	1*
2006	N/A	N/A	N/A	11.459	12.424	1*

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Invesco Diversified Equity-Income RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Invesco V.I. Comstock RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.815	10.930	2	10.822	10.947	8
2012	10.930	12.348	1*	10.947	12.381	8
2013	N/A	N/A	N/A	12.381	12.985	8
2014	N/A	N/A	N/A	12.985	13.142	8
LVIP JPMorgan Mid Cap Value RPM
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Managed Risk Profile Conservative
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	9.480	11.559	37
2010	11.505	12.500	3	11.559	12.571	36
2011	N/A	N/A	N/A	12.571	12.826	35
2012	N/A	N/A	N/A	12.826	13.857	1*
2013	N/A	N/A	N/A	13.857	14.966	1*
2014	N/A	N/A	N/A	14.966	15.567	1*
LVIP Managed Risk Profile Growth
2005	10.394	10.658	8	10.332	10.664	2
2006	10.658	11.960	33	10.664	11.979	11
2007	11.960	12.913	33	11.979	12.946	11
2008	12.913	8.453	27	12.946	8.483	10
2009	8.453	10.723	12	8.483	10.772	16
2010	10.723	11.882	10	10.772	11.949	15
2011	11.882	11.682	10	11.949	11.759	4
2012	11.682	12.536	3	11.759	12.631	4
2013	12.536	13.994	3	12.631	14.115	4
2014	13.994	14.235	3	14.115	14.372	1*
LVIP Managed Risk Profile Moderate
2005	10.142	10.481	166	10.354	10.487	3
2006	10.481	11.546	163	10.487	11.564	34
2007	11.546	12.404	205	11.564	12.436	3
2008	12.404	8.948	200	12.436	8.980	46
2009	8.948	11.264	183	8.980	11.316	49
2010	11.264	12.399	152	11.316	12.468	54
2011	12.399	12.332	135	12.468	12.413	11
2012	12.332	13.287	132	12.413	13.388	11
2013	13.287	14.613	129	13.388	14.738	9
2014	14.613	14.962	124	14.738	15.105	31
LVIP MFS International Growth RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS International Growth
2007	9.816	11.159	1*	11.465	11.166	9
2008	11.159	5.602	1*	11.166	5.611	21
2009	5.602	7.482	1*	5.611	7.501	21
2010	7.482	8.320	1*	7.501	8.350	17
2011	8.320	7.371	1*	8.350	7.406	9
2012	N/A	N/A	N/A	7.406	8.703	9
2013	N/A	N/A	N/A	8.703	9.730	9
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS Value
2007	N/A	N/A	N/A	9.464	9.724	1*
2008	N/A	N/A	N/A	9.724	6.480	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	7.714	8.472	8
2011	N/A	N/A	N/A	8.472	8.329	6
2012	N/A	N/A	N/A	8.329	9.535	5
2013	N/A	N/A	N/A	9.535	12.758	4
2014	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP Mid-Cap Value
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.025	5.048	2
2009	N/A	N/A	N/A	5.048	7.077	2
2010	N/A	N/A	N/A	7.077	8.629	2
2011	N/A	N/A	N/A	8.629	7.700	2
2012	N/A	N/A	N/A	7.700	9.406	1*
2013	N/A	N/A	N/A	9.406	12.418	1*
2014	N/A	N/A	N/A	12.418	13.234	1*
LVIP Mondrian International Value
2005	15.630	17.294	15	15.655	17.339	36
2006	17.294	22.105	13	17.339	22.185	29
2007	22.105	24.228	9	22.185	24.340	27
2008	24.228	15.089	8	24.340	15.174	23
2009	15.089	17.983	6	15.174	18.102	21
2010	17.983	18.116	6	18.102	18.255	17
2011	18.116	17.060	6	18.255	17.208	7
2012	17.060	18.385	4	17.208	18.562	6
2013	18.385	22.028	4	18.562	22.263	5
2014	22.028	21.110	3	22.263	21.356	4
LVIP Money Market
2005	9.849	9.954	27	9.866	9.980	27
2006	9.954	10.244	25	9.980	10.281	20
2007	10.244	10.571	28	10.281	10.620	63
2008	10.571	10.637	35	10.620	10.697	75
2009	10.637	10.492	32	10.697	10.562	58
2010	10.492	10.345	31	10.562	10.425	24
2011	10.345	10.200	28	10.425	10.288	15
2012	10.200	10.055	12	10.288	10.153	14
2013	10.055	9.913	5	10.153	10.019	37
2014	9.913	9.773	5	10.019	9.887	11
LVIP Multi-Manager Global Equity RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Bond Index
2008	10.068	10.468	14	10.198	10.473	2
2009	10.468	10.756	11	N/A	N/A	N/A
2010	10.756	11.207	15	10.773	11.235	2
2011	11.207	11.833	14	11.235	11.875	11
2012	11.833	12.082	14	11.875	12.137	11
2013	12.082	11.574	14	12.137	11.638	17
2014	11.574	12.033	13	11.638	12.111	19
LVIP SSgA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.447	10.549	1*	N/A	N/A	N/A
2012	10.549	11.312	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP SSgA Developed International 150
2008	8.395	6.265	2	N/A	N/A	N/A
2009	6.265	8.912	2	N/A	N/A	N/A
2010	8.912	9.398	3	8.925	9.422	1*
2011	9.398	8.118	3	N/A	N/A	N/A
2012	8.118	9.071	3	N/A	N/A	N/A
2013	9.071	10.729	3	N/A	N/A	N/A
2014	10.729	10.643	3	N/A	N/A	N/A
LVIP SSgA Emerging Markets 100
2008	8.182	6.057	2	N/A	N/A	N/A
2009	6.057	11.310	4	N/A	N/A	N/A
2010	11.310	14.207	5	11.327	14.243	2
2011	14.207	11.880	5	14.243	11.922	2
2012	11.880	13.159	5	11.922	13.219	2
2013	13.159	12.571	5	13.219	12.641	4
2014	12.571	11.943	6	12.641	12.021	4
LVIP SSgA Global Tactical Allocation RPM(11)
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.963	10.801	10	11.024	10.872	16
2012	10.801	11.804	10	10.872	11.893	7
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA International Index
2008	8.428	6.402	2	N/A	N/A	N/A
2009	6.402	8.047	3	N/A	N/A	N/A
2010	8.047	8.468	3	8.059	8.490	8
2011	8.468	7.296	3	8.490	7.321	7
2012	7.296	8.472	3	7.321	8.510	5
2013	8.472	10.078	13	8.510	10.133	4
2014	10.078	9.329	11	10.133	9.390	2
LVIP SSgA International RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Large Cap 100
2008	9.522	6.978	4	N/A	N/A	N/A
2009	6.978	9.282	5	N/A	N/A	N/A
2010	9.282	10.877	5	9.296	10.905	1*
2011	10.877	10.942	5	N/A	N/A	N/A
2012	10.942	12.073	5	N/A	N/A	N/A
2013	12.073	16.123	4	N/A	N/A	N/A
2014	16.123	18.503	4	N/A	N/A	N/A
LVIP SSgA Large Cap RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	12.163	12.696	2	N/A	N/A	N/A
2014	12.696	13.033	2	N/A	N/A	N/A
LVIP SSgA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	12.060	12.552	1*	12.093	12.595	11
2014	12.552	13.027	1*	12.595	13.084	14

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP SSgA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	12.838	13.004	6	N/A	N/A	N/A
2014	13.004	13.460	6	N/A	N/A	N/A
LVIP SSgA S&P 500 Index(12)
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	11.263	11.379	1*	11.287	11.409	3
2008	11.379	7.027	10	11.409	7.052	77
2009	7.027	8.711	15	7.052	8.751	76
2010	8.711	9.826	16	8.751	9.881	55
2011	9.826	9.839	14	9.881	9.904	43
2012	9.839	11.187	8	9.904	11.272	44
2013	11.187	14.518	40	11.272	14.644	63
2014	14.518	16.191	39	14.644	16.346	51
LVIP SSgA Small-Cap Index
2007	9.388	9.156	1*	9.898	9.161	1*
2008	9.156	5.943	3	9.161	5.953	15
2009	5.943	7.363	5	5.953	7.383	13
2010	7.363	9.135	5	7.383	9.168	18
2011	9.135	8.571	5	9.168	8.611	12
2012	8.571	9.766	4	8.611	9.822	10
2013	9.766	13.242	13	9.822	13.330	15
2014	13.242	13.627	12	13.330	13.731	12
LVIP SSgA Small-Cap RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSgA Small-Mid Cap 200
2008	10.419	7.229	1*	N/A	N/A	N/A
2009	7.229	10.780	1*	N/A	N/A	N/A
2010	10.780	13.539	1*	10.796	13.573	2
2011	13.539	13.017	1*	13.573	13.062	7
2012	13.017	14.567	1*	13.062	14.632	6
2013	14.567	19.261	1*	14.632	19.367	5
2014	19.261	19.751	1*	19.367	19.880	4
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	7.989	9.169	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
LVIP T. Rowe Price Structured Mid-Cap Growth
2005	N/A	N/A	N/A	13.803	14.921	1*
2006	N/A	N/A	N/A	14.921	16.042	1*
2007	N/A	N/A	N/A	16.042	17.935	1*
2008	N/A	N/A	N/A	17.935	10.100	1*
2009	N/A	N/A	N/A	10.100	14.546	1*
2010	N/A	N/A	N/A	14.546	18.378	1*
2011	N/A	N/A	N/A	18.378	17.385	1*
2012	N/A	N/A	N/A	17.385	19.899	1*
2013	N/A	N/A	N/A	19.899	26.397	1*
2014	N/A	N/A	N/A	26.397	28.987	1*
LVIP Templeton Growth RPM
2007	9.469	9.804	1*	9.471	9.810	1*
2008	N/A	N/A	N/A	9.810	6.010	1*
2009	5.430	7.558	1*	N/A	N/A	N/A
2010	7.558	7.919	1*	N/A	N/A	N/A
2011	7.919	7.544	1*	N/A	N/A	N/A
2012	7.544	8.992	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP UBS Large Cap Growth RPM
2005	12.630	12.939	1*	11.702	12.973	1*
2006	12.939	13.952	1*	12.973	14.003	1*
2007	13.952	16.517	1*	14.003	16.594	1*
2008	16.517	9.610	1*	16.594	9.665	1*
2009	9.610	13.087	1*	9.665	13.174	1*
2010	13.087	14.328	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	9.713	8.356	20
2012	N/A	N/A	N/A	8.356	9.813	20
2013	N/A	N/A	N/A	9.813	11.082	16
2014	N/A	N/A	N/A	11.082	10.399	16
LVIP VIP Contrafund RPM
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
LVIP VIP Mid Cap RPM
2014	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT Core Equity
2005	13.166	13.167	1*	N/A	N/A	N/A
2006	13.167	14.728	1*	N/A	N/A	N/A
2007	14.728	16.094	1*	N/A	N/A	N/A
2008	16.094	9.624	1*	N/A	N/A	N/A
2009	9.624	12.545	1*	N/A	N/A	N/A
2010	12.545	14.448	1*	N/A	N/A	N/A
2011	14.448	14.057	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
MFS VIT Growth
2005	13.183	14.153	5	13.205	14.191	3
2006	14.153	15.011	5	14.191	15.066	1*
2007	15.011	17.883	4	15.066	17.967	1*
2008	17.883	11.007	4	17.967	11.071	1*
2009	11.007	14.899	4	11.071	14.999	1*
2010	14.899	16.891	3	14.999	17.022	1*
2011	16.891	16.555	2	17.022	16.700	1*
2012	16.555	19.103	2	16.700	19.290	1*
2013	19.103	25.699	2	N/A	N/A	N/A
2014	25.699	27.529	2	N/A	N/A	N/A
MFS VIT Total Return(13)
2004	11.176	12.152	4	11.111	12.171	17
2005	12.152	12.288	9	12.171	12.320	29
2006	12.288	13.519	10	12.320	13.568	29
2007	13.519	13.849	10	13.568	13.913	30
2008	13.849	10.603	9	13.913	10.662	25
2009	10.603	12.302	8	10.662	12.384	26
2010	12.302	13.293	6	12.384	13.395	26
2011	13.293	13.309	5	13.395	13.424	16
2012	13.309	14.552	3	13.424	14.693	15
2013	14.552	16.125	3	14.693	16.287	12
MFS VIT Utilities
2005	15.283	17.560	6	15.309	17.606	6
2006	17.560	22.666	5	17.606	22.748	5
2007	22.666	28.495	4	22.748	28.628	5
2008	28.495	17.466	4	28.628	17.565	4
2009	17.466	22.873	4	17.565	23.025	2
2010	22.873	25.590	3	23.025	25.786	2
2011	25.590	26.862	4	25.786	27.095	2
2012	26.862	29.974	2	27.095	30.264	2
2013	29.974	35.514	2	30.264	35.894	1*
2014	35.514	39.367	2	35.894	39.828	1*
NB AMT Mid Cap Growth(1)
2004	12.155	13.934	2	12.162	13.955	6
2005	13.934	15.620	7	13.955	15.660	7
2006	15.620	17.658	6	15.660	17.721	9
2007	17.658	21.324	7	17.721	21.422	8
2008	21.324	11.902	7	21.422	11.968	9
2009	11.902	15.437	6	11.968	15.539	7
2010	15.437	19.643	5	15.539	19.791	5
2011	19.643	19.451	4	19.791	19.618	3
2012	19.451	21.551	4	19.618	21.758	2
2013	21.551	24.625	4	21.758	24.871	2
NB AMT Mid Cap Intrinsic Value
2005	15.455	17.061	15	15.480	17.105	31
2006	17.061	18.693	16	17.105	18.760	30
2007	18.693	19.032	12	18.760	19.120	23
2008	19.032	10.163	13	19.120	10.220	18
2009	10.163	14.680	10	10.220	14.778	17
2010	14.680	18.258	8	14.778	18.397	5
2011	18.258	16.825	6	18.397	16.971	4
2012	16.825	19.159	4	16.971	19.344	3
2013	19.159	25.879	3	19.344	26.155	3
2014	25.879	29.036	3	26.155	29.375	2
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	12.514	15.325	1*	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A

	with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Putnam VT Global Health Care
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	12.724	13.132	4
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
Putnam VT Growth & Income
2005	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Global Bond VIP
2005	N/A	N/A	N/A	9.894	9.890	12
2006	N/A	N/A	N/A	9.890	11.003	9
2007	11.287	12.019	1*	11.003	12.050	10
2008	12.019	12.581	2	12.050	12.626	17
2009	12.581	14.717	4	12.626	14.784	6
2010	14.717	16.601	6	14.784	16.694	2
2011	16.601	16.219	4	16.694	16.326	1*
2012	N/A	N/A	N/A	16.326	18.533	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	18.239	18.671	1*
Templeton Growth VIP
2005	14.519	15.579	11	14.544	15.621	17
2006	15.579	18.703	11	15.621	18.772	17
2007	18.703	18.866	10	18.772	18.955	17
2008	18.866	10.725	11	18.955	10.786	13
2009	10.725	13.858	9	10.786	13.951	13
2010	13.858	14.668	9	13.951	14.782	13
2011	14.668	13.449	6	14.782	13.566	3
2012	13.449	16.048	4	13.566	16.204	2
2013	16.048	20.691	3	16.204	20.914	2
2014	20.691	19.819	3	20.914	20.053	1*
*	The numbers of accumulation units less than 500 were rounded up to one.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(6)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.
(7)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9)	Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10)	Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12)	Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

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Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after July 22, 2005 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**
	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ABVPSF Global Thematic Growth
2005	N/A	N/A	N/A	10.365	10.715	6	N/A	N/A	N/A
2006	N/A	N/A	N/A	10.715	11.463	4	N/A	N/A	N/A
2007	14.736	17.289	5	11.463	13.566	4	17.483	17.524	1*
2008	17.289	8.943	4	13.566	7.035	6	17.524	9.093	1*
2009	8.943	13.484	2	7.035	10.634	10	9.093	13.752	1*
2010	13.484	15.744	2	10.634	12.447	13	13.752	16.097	1*
2011	15.744	11.873	9	12.447	9.41	27	16.097	12.173	2
2012	11.873	13.238	10	9.41	10.518	28.97	12.173	13.613	6
2013	13.238	16.023	19	10.518	12.763	25	13.613	16.527	6
2014	16.023	16.535	35	12.763	13.203	24	16.527	17.106	2
ABVPSF Growth and Income(1)
2005	13.157	13.550	1*	10.212	10.344	4	N/A	N/A	N/A
2006	13.550	15.607	6	10.344	11.944	8	13.870	15.777	1*
2007	15.607	16.114	9	11.944	12.363	21	15.777	16.339	1*
2008	16.114	9.409	28	12.363	7.237	34	16.339	9.569	2
2009	9.409	11.150	30	7.237	8.597	46	9.569	11.373	1*
2010	11.150	12.384	37	8.597	9.572	49	11.373	12.670	1*
2011	12.384	12.933	37	9.572	10.022	47	12.67	13.272	1*
2012	12.933	14.93	35	10.022	11.599	43	13.272	15.367	1*
2013	14.93	17.457	35	11.599	13.574	38	15.367	17.988	1*
ABVPSF International Value(2)
2006	11.381	11.850	3	11.155	11.868	20	11.005	11.872	1*
2007	11.850	12.319	31	11.868	12.362	48	11.872	12.379	27
2008	12.319	5.666	50	12.362	5.700	63	12.379	5.711	27
2009	5.666	7.496	58	5.700	7.560	65	5.711	7.578	23
2010	7.496	7.698	58	7.560	7.783	64	7.578	7.806	24
2011	7.698	6.106	66	7.783	6.189	72	7.806	6.21	20
2012	6.106	6.866	67	6.189	6.976	66	6.21	7.004	11
2013	6.866	7.558	66	6.976	7.687	63	7.004	7.719	13
ABVPSF Small/Mid Cap Value
2005	15.267	16.159	2	10.581	10.654	12	N/A	N/A	N/A
2006	16.159	18.170	7	10.654	12.010	18	N/A	N/A	N/A
2007	18.170	18.163	11	12.010	12.035	33	18.856	18.416	3
2008	18.163	11.491	19	12.035	7.633	50	18.416	11.686	4
2009	11.491	16.140	27	7.633	10.748	56	11.686	16.464	8
2010	16.140	20.118	26	10.748	13.430	73	16.464	20.582	9
2011	20.118	18.1	30	13.43	12.114	81	20.582	18.574	5
2012	18.1	21.114	28.78	12.114	14.166	90.02	18.574	21.731	5
2013	21.114	28.613	36	14.166	19.245	120	21.731	29.538	4
2014	28.613	30.693	30	19.245	20.696	117	29.538	31.781	5
American Century VP Inflation Protection(3)
2005	10.411	10.410	9	9.985	9.898	46	N/A	N/A	N/A
2006	10.410	10.412	21	9.898	9.925	105	10.301	10.493	3
2007	10.412	11.226	33	9.925	10.728	160	10.493	11.348	6
2008	11.226	10.877	59	10.728	10.420	222	11.348	11.028	10
2009	10.877	11.806	85	10.420	11.338	256	11.028	12.006	9
2010	11.806	12.217	103	11.338	11.762	327	12.006	12.461	14
2011	12.217	13.442	95	11.762	12.974	324	12.461	13.752	16
2012	13.442	14.213	92	12.974	13.753	303	13.752	14.584	16
2013	14.213	13.91	86	13.753	13.472	287	14.584	14.29	14

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Growth
2005	11.420	12.661	13	10.853	11.430	2	N/A	N/A	N/A
2006	12.661	15.013	29	11.430	13.587	32	13.416	15.131	3
2007	15.013	16.977	37	13.587	15.402	68	15.131	17.162	10
2008	16.977	10.299	55	15.402	9.367	125	17.162	10.442	13
2009	10.299	14.430	56	9.367	13.157	137	10.442	14.675	8
2010	14.430	15.877	70	13.157	14.513	145	14.675	16.195	7
2011	15.877	14.244	82	14.513	13.052	141	16.195	14.572	5
2012	14.244	17.189	76	13.052	15.791	124	14.572	17.638	4
2013	17.189	21.863	71	15.791	20.135	112	17.638	22.502	6
2014	21.863	22.025	66	20.135	20.335	101	22.502	22.737	6
American Funds Global Small Capitalization
2005	16.823	20.764	7	10.840	12.032	10	N/A	N/A	N/A
2006	20.764	25.362	19	12.032	14.734	21	22.198	25.639	1*
2007	25.362	30.324	19	14.734	17.660	51	25.639	30.746	3
2008	30.324	13.877	21	17.660	8.102	91	30.746	14.113	5
2009	13.877	22.039	33	8.102	12.899	112	14.113	22.481	7
2010	22.039	26.564	25	12.899	15.587	131	22.481	27.178	6
2011	26.564	21.148	23	15.587	12.44	131	27.178	21.701	2
2012	21.148	24.608	19	12.44	14.511	118	21.701	25.328	2
2013	24.608	31.081	12	14.511	18.375	98	25.328	32.087	3
2014	31.081	31.253	10	18.375	18.522	70	32.087	32.361	3
American Funds Growth
2005	13.644	15.610	24	10.572	11.245	42	13.711	15.733	8
2006	15.610	16.940	109	11.245	12.234	230	15.733	17.125	15
2007	16.940	18.739	144	12.234	13.567	431	17.125	19.001	29
2008	18.739	10.338	196	13.567	7.503	631	19.001	10.513	64
2009	10.338	14.190	214	7.503	10.325	726	10.513	14.475	68
2010	14.190	16.582	228	10.325	12.096	791	14.475	16.966	60
2011	16.582	15.629	210	12.096	11.429	705	16.966	16.038	44
2012	15.629	18.142	192	11.429	13.3	636	16.038	18.673	34
2013	18.142	23.24	175	13.3	17.08	548	18.673	23.992	28
2014	23.240	24.829	161	17.080	18.294	444	23.992	25.710	25
American Funds Growth-Income
2005	13.359	13.921	52	10.402	10.583	47	13.424	14.031	9
2006	13.921	15.791	123	10.583	12.035	196	14.031	15.963	18
2007	15.791	16.332	156	12.035	12.478	411	15.963	16.560	16
2008	16.332	9.994	166	12.478	7.655	624	16.560	10.164	55
2009	9.994	12.915	183	7.655	9.917	671	10.164	13.174	51
2010	12.915	14.169	221	9.917	10.907	664	13.174	14.497	58
2011	14.169	13.696	226	10.907	10.569	636	14.497	14.055	42
2012	13.696	15.843	212	10.569	12.257	570	14.055	16.307	35
2013	15.843	20.825	184	12.257	16.152	492	16.307	21.499	26
2014	20.825	22.685	164	16.152	17.639	394	21.499	23.490	24
American Funds International
2005	15.507	18.551	18	10.916	12.045	51	15.582	18.698	7
2006	18.551	21.733	54	12.045	14.146	125	18.698	21.970	13
2007	21.733	25.683	62	14.146	16.759	258	21.970	26.041	6
2008	25.683	14.635	77	16.759	9.574	320	26.041	14.884	15
2009	14.635	20.617	76	9.574	13.521	353	14.884	21.031	14
2010	20.617	21.769	87	13.521	14.312	415	21.031	22.272	14
2011	21.769	18.44	83	14.312	12.154	420	22.272	18.924	9
2012	18.44	21.408	72	12.154	14.146	377	18.924	22.035	6
2013	21.408	25.64	66	14.146	16.984	328	22.035	26.47	6
2014	25.640	24.575	62	16.984	16.320	250	26.470	25.447	8
BlackRock Global Allocation V.I.
2009	10.745	11.576	2	10.788	11.594	53	11.491	11.598	1*
2010	11.576	12.511	61	11.594	12.562	269	11.598	12.572	5
2011	12.511	11.87	176	12.562	11.948	735	12.572	11.964	6
2012	11.87	12.852	256.82	11.948	12.969	1091	11.964	12.993	50.26
2013	12.852	14.479	256	12.969	14.647	1159	12.993	14.681	37
2014	14.479	14.532	283	14.647	14.737	1270	14.681	14.779	44

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
ClearBridge Variable Mid Cap Core
2014	10.305	10.546	14	10.349	10.563	30	10.282	10.566	1*
Delaware VIP Diversified Income
2005	10.878	10.648	9	10.052	9.841	32	N/A	N/A	N/A
2006	10.648	11.277	17	9.841	10.449	77	10.825	11.366	1*
2007	11.277	11.927	64	10.449	11.079	197	11.366	12.057	4
2008	11.927	11.169	67	11.079	10.400	268	12.057	11.324	6
2009	11.169	13.928	88	10.400	13.002	336	11.324	14.165	7
2010	13.928	14.793	127	13.002	13.844	503	14.165	15.089	14
2011	14.793	15.462	149	13.844	14.506	666	15.089	15.819	23
2012	15.462	16.271	160.36	14.506	15.303	839	15.819	16.696	20
2013	16.271	15.793	264	15.303	14.891	1112	16.696	16.254	34
2014	15.793	16.325	391	14.891	15.431	1424	16.254	16.852	37
Delaware VIP Emerging Markets
2005	11.033	12.040	6	11.443	12.058	13	11.534	12.061	4
2006	12.040	15.034	28	12.058	15.093	32	12.061	15.105	8
2007	15.034	20.503	34	15.093	20.636	63	15.105	20.662	9
2008	20.503	9.754	43	20.636	9.841	83	20.662	9.859	13
2009	9.754	17.063	48	9.841	17.260	102	9.859	17.299	10
2010	17.063	19.860	55	17.260	20.139	145	17.299	20.195	9
2011	19.86	15.644	71	20.139	15.903	219	20.195	15.955	14
2012	15.644	17.588	70.18	15.903	17.925	253.03	15.955	17.992	7
2013	17.588	19.025	72	17.925	19.437	255	17.992	19.521	8
2014	19.025	17.184	71	19.437	17.601	262	19.521	17.685	14
Delaware VIP High Yield
2005	12.433	12.651	5	10.333	10.256	12	N/A	N/A	N/A
2006	12.651	13.976	23	10.256	11.358	36	13.322	14.129	2
2007	13.976	14.111	25	11.358	11.497	66	14.129	14.308	7
2008	14.111	10.500	29	11.497	8.576	120	14.308	10.679	10
2009	10.500	15.368	35	8.576	12.584	139	10.679	15.677	8
2010	15.368	17.389	52	12.584	14.274	176	15.677	17.791	9
2011	17.389	17.52	37	14.274	14.418	161	17.791	17.979	13
2012	17.52	20.245	32	14.418	16.702	131	17.979	20.838	12
2013	20.245	21.723	29	16.702	17.966	124	20.838	22.426	12
2014	21.723	21.274	25	17.966	17.639	104	22.426	22.029	12
Delaware VIP Limited-Term Diversified Income
2005	9.907	9.927	2	9.925	9.942	2	N/A	N/A	N/A
2006	9.927	10.198	3	9.942	10.238	4	N/A	N/A	N/A
2007	10.198	10.466	4	10.238	10.534	3	N/A	N/A	N/A
2008	10.466	10.238	14	10.534	10.330	15	N/A	N/A	N/A
2009	10.238	11.349	27	10.330	11.480	75	10.530	11.506	25
2010	11.349	11.655	113	11.480	11.819	188	11.506	11.851	29
2011	11.655	11.769	125	11.819	11.965	303	11.851	12.004	32
2012	11.769	11.88	143.79	11.965	12.108	418.73	12.004	12.154	36
2013	11.88	11.543	203	12.108	11.793	693	12.154	11.843	39
2014	11.543	11.529	288	11.793	11.809	1096	11.843	11.865	89
Delaware VIP REIT
2005	15.738	16.559	5	10.539	10.427	12	15.815	16.690	3
2006	16.559	21.575	19	10.427	13.619	40	16.690	21.810	6
2007	21.575	18.231	23	13.619	11.537	44	21.810	18.485	6
2008	18.231	11.616	22	11.537	7.370	37	18.485	11.814	5
2009	11.616	14.095	21	7.370	8.965	41	11.814	14.378	4
2010	14.095	17.572	23	8.965	11.204	63	14.378	17.978	4
2011	17.572	19.139	29	11.204	12.234	105	17.978	19.64	5
2012	19.139	21.974	30.93	12.234	14.081	128	19.64	22.618	6
2013	21.974	22.052	32	14.081	14.167	161	22.618	22.766	4
2014	22.052	28.036	30	14.167	18.056	169	22.766	29.031	4

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value
2005	15.704	16.877	1*	10.619	10.789	14	N/A	N/A	N/A
2006	16.877	19.257	14	10.789	12.342	47	N/A	N/A	N/A
2007	19.257	17.664	29	12.342	11.349	69	20.939	17.910	1*
2008	17.664	12.162	32	11.349	7.834	107	17.910	12.369	1*
2009	12.162	15.755	34	7.834	10.173	108	12.369	16.071	1*
2010	15.755	20.464	36	10.173	13.247	186	16.071	20.937	1*
2011	20.464	19.829	38	13.247	12.868	282	20.937	20.348	3
2012	19.829	22.186	35	12.868	14.434	291.6	20.348	22.835	4
2013	22.186	29.091	33	14.434	18.973	271	22.835	30.032	3
2014	29.091	30.253	30	18.973	19.780	255	30.032	31.326	3
Delaware VIP Smid Cap Growth(4)
2005	13.875	14.428	2	10.654	11.260	12	N/A	N/A	N/A
2006	14.428	15.248	7	11.260	11.930	21	15.724	15.415	2
2007	15.248	16.584	12	11.930	13.007	19	15.415	16.816	2
2008	16.584	8.677	13	13.007	6.823	11	16.816	8.825	2
2009	8.677	13.189	15	6.823	10.396	13	8.825	13.454	1*
2010	15.689	17.751	21	12.391	14.027	25	16.042	18.161	6
2011	17.751	18.859	17	14.027	14.94	47	18.161	19.353	8
2012	18.859	20.557	21	14.94	16.326	71	19.353	21.16	13
2013	20.557	28.535	32	16.326	22.719	61	21.16	29.459	12
2014	28.535	28.903	30	22.719	23.069	67	29.459	29.929	9
Delaware VIP U.S. Growth
2006	N/A	N/A	N/A	10.039	10.504	4	N/A	N/A	N/A
2007	13.243	14.568	1*	10.504	11.652	6	N/A	N/A	N/A
2008	14.568	8.196	1*	11.652	6.572	7	N/A	N/A	N/A
2009	8.196	11.536	2	6.572	9.273	8	N/A	N/A	N/A
2010	11.536	12.897	3	9.273	10.393	7	N/A	N/A	N/A
2011	12.897	13.651	3	10.393	11.028	57	N/A	N/A	N/A
2012	13.651	15.586	5	11.028	12.622	35	14.292	16.042	4
2013	15.586	20.632	6	12.622	16.751	27	16.042	21.3	3
2014	20.632	22.851	4	16.751	18.599	41	21.300	23.662	12
Delaware VIP Value
2005	13.590	14.156	4	10.311	10.375	4	N/A	N/A	N/A
2006	14.156	17.255	8	10.375	12.677	27	N/A	N/A	N/A
2007	17.255	16.481	20	12.677	12.139	50	17.932	16.710	15
2008	16.481	10.779	27	12.139	7.960	50	16.710	10.962	13
2009	10.779	12.487	19	7.960	9.244	51	10.962	12.737	14
2010	12.487	14.179	20	9.244	10.522	42	12.737	14.507	8
2011	14.179	15.254	16	10.522	11.348	64	14.507	15.653	4
2012	15.254	17.188	18	11.348	12.819	72	15.653	17.69	5
2013	17.188	22.572	22	12.819	16.876	76	17.69	23.301	4
2014	22.572	25.269	22	16.876	18.941	78	23.301	26.165	6
Deutsche Alternative Asset Allocation VIP
2009	11.030	11.490	1*	10.749	11.506	3	11.150	11.511	1*
2010	11.490	12.687	3	11.506	12.737	16	11.511	12.749	2
2011	12.687	12.103	12	12.737	12.181	35	12.749	12.198	2
2012	12.103	13.032	16	12.181	13.15	52.87	12.198	13.175	3
2013	13.032	12.928	18	13.15	13.077	67	13.175	13.108	3
2014	12.928	13.141	23	13.077	13.326	84	13.108	13.365	11
Deutsche Equity 500 Index VIP(1)
2005	13.074	13.442	5	10.245	10.428	13	N/A	N/A	N/A
2006	13.442	15.253	12	10.428	11.862	41	10.919	11.871	2
2007	15.253	15.774	11	11.862	12.298	39	11.871	12.314	18
2008	15.774	9.732	9	12.298	7.607	29	12.314	7.620	4
2009	9.732	12.076	8	7.607	9.463	28	7.620	9.484	3
2010	12.076	13.617	7	9.463	10.696	24	9.484	10.726	2
2011	13.617	13.608	6	10.696	10.717	20	10.726	10.751	2
2012	13.608	15.465	7	10.717	12.209	14	10.751	12.255	2
2013	15.465	18.084	7	12.209	14.29	13	12.255	14.348	1*

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Deutsche Small Cap Index VIP(5)
2005	14.814	16.031	2	10.784	10.788	10	10.571	10.791	3
2006	16.031	18.497	4	10.788	12.480	9	10.791	12.489	5
2007	18.497	17.819	5	12.480	12.052	12	12.489	12.068	7
2008	17.819	11.522	4	12.052	7.813	11	12.068	7.827	2
2009	11.522	14.326	3	7.813	9.738	12	7.827	9.760	2
2010	14.326	17.788	1*	9.738	12.122	9	9.760	12.155	1*
2011	17.788	16.713	1*	12.122	11.418	8	12.155	11.455	1*
2012	16.713	19.068	1*	11.418	13.06	7	11.455	13.109	1*
2013	19.068	22.32	1	13.06	15.301	6	13.109	15.362	1*
Fidelity VIP Contrafund
2005	13.897	15.964	21	10.802	11.254	24	N/A	N/A	N/A
2006	15.964	17.515	50	11.254	12.378	84	16.660	17.706	2
2007	17.515	20.229	69	12.378	14.332	143	17.706	20.512	7
2008	20.229	11.415	96	14.332	8.108	284	20.512	11.609	16
2009	11.415	15.226	82	8.108	10.841	323	11.609	15.531	15
2010	15.226	17.529	90	10.841	12.513	453	15.531	17.934	16
2011	17.529	16.779	113	12.513	12.007	541	17.934	17.218	15
2012	16.779	19.187	111.11	12.007	13.765	552.96	17.218	19.749	16
2013	19.187	24.74	115	13.765	17.793	546	19.749	25.541	14
2014	24.740	27.199	128	17.793	19.610	522	25.541	28.163	20
Fidelity VIP Growth
2005	12.478	12.962	1*	N/A	N/A	N/A	N/A	N/A	N/A
2006	12.962	13.601	1*	10.733	11.191	9	N/A	N/A	N/A
2007	13.601	16.962	2	11.191	13.992	10	14.744	17.198	2
2008	16.962	8.800	3	13.992	7.277	23	17.198	8.949	3
2009	8.800	11.088	3	7.277	9.192	16	8.949	11.310	3
2010	11.088	13.522	3	9.192	11.238	24	11.310	13.835	3
2011	13.522	13.31	15	11.238	11.089	40	13.835	13.658	3
2012	13.31	14.993	21	11.089	12.523	68.88	13.658	15.431	7
2013	14.993	20.077	19	12.523	16.811	74	15.431	20.726	7
2014	20.077	21.945	31	16.811	18.422	88	20.726	22.723	2
Fidelity VIP Mid Cap
2005	11.124	11.571	6	11.131	11.587	5	N/A	N/A	N/A
2006	11.571	12.806	37	11.587	12.856	57	N/A	N/A	N/A
2007	12.806	14.543	63	12.856	14.637	86	13.462	14.656	10
2008	14.543	8.648	81	14.637	8.725	156	14.656	8.741	18
2009	8.648	11.900	99	8.725	12.036	195	8.741	12.064	24
2010	11.900	15.064	87	12.036	15.276	270	12.064	15.318	17
2011	15.064	13.223	119	15.276	13.442	424	15.318	13.486	17
2012	13.223	14.915	127.49	13.442	15.2	494.27	13.486	15.258	16
2013	14.915	19.954	131	15.2	20.386	472	15.258	20.474	15
2014	19.954	20.832	132	20.386	21.337	449	20.474	21.439	14
Fidelity VIP Overseas(6)
2005	15.831	18.515	3	10.998	12.005	14	N/A	N/A	N/A
2006	18.515	21.470	4	12.005	13.956	27	20.553	21.706	1*
2007	21.470	24.745	6	13.956	16.125	32	21.706	25.092	1*
2008	24.745	13.654	8	16.125	8.920	29	25.092	13.886	1*
2009	13.654	16.969	8	8.920	11.113	31	13.886	17.310	1*
2010	16.969	18.851	9	11.113	12.377	32	17.310	19.288	2
2011	18.851	15.342	14	12.377	10.099	41	19.288	15.745	2
2012	15.342	18.185	14	10.099	12	41	15.745	18.719	1*
2013	18.1485	20.301	14	12	13.409	40	18.719	20.921	1
Franklin Income VIP
2006	9.996	11.229	1*	9.986	11.246	8	N/A	N/A	N/A
2007	11.229	11.471	18	11.246	11.518	141	11.967	11.527	10
2008	11.471	7.945	61	11.518	7.997	235	11.527	8.008	11
2009	7.945	10.608	94	7.997	10.704	247	8.008	10.723	10
2010	10.608	11.768	126	10.704	11.905	298	10.723	11.932	9
2011	11.768	11.863	144	11.905	12.031	421	11.932	12.065	13
2012	11.863	13.159	142.9	12.031	13.378	481.92	12.065	13.423	22
2013	13.159	14.763	162	13.378	15.047	516	13.423	15.104	15
2014	14.763	15.207	264	15.047	15.538	580	15.104	15.605	16

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Franklin Mutual Shares VIP
2006	10.342	11.274	3	10.459	11.291	19	10.931	11.294	7
2007	11.274	11.488	18	11.291	11.533	111	11.294	11.544	20
2008	11.488	7.114	29	11.533	7.159	172	11.544	7.170	22
2009	7.114	8.829	44	7.159	8.908	207	7.170	8.925	22
2010	8.829	9.666	56	8.908	9.777	320	8.925	9.801	23
2011	9.666	9.418	65	9.777	9.55	364	9.801	9.578	10
2012	9.418	10.594	61	9.55	10.769	366.54	9.578	10.807	8
2013	10.594	13.38	65	10.769	13.634	330	10.807	13.689	5
2014	13.380	14.112	65	13.634	14.417	272	13.689	14.482	5
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2005	13.731	14.667	2	10.636	10.960	2	N/A	N/A	N/A
2006	14.667	15.696	9	10.960	11.759	8	15.637	15.867	1*
2007	15.696	17.192	10	11.759	12.911	24	15.867	17.432	1*
2008	17.192	9.734	11	12.911	7.329	31	17.432	9.900	1*
2009	9.734	13.761	15	7.329	10.386	33	9.900	14.037	1*
2010	13.761	17.292	19	10.386	13.084	38	14.037	17.692	1*
2011	17.292	16.203	21	13.084	12.291	38	17.692	16.628	1*
2012	16.203	17.685	14	12.291	13.449	37	16.628	18.203	1*
2013	17.685	20.616	14	13.449	15.693	35	18.203	21.244	1*
Invesco V.I. International Growth
2014	27.671	25.791	1*	10.320	9.631	4	N/A	N/A	N/A
LVIP American Century VP Mid Cap Value RPM
2014	10.117	11.202	64	9.708	11.230	152	10.922	11.236	2
LVIP American Global Growth
2010	12.228	12.366	1*	12.149	12.382	6	N/A	N/A	N/A
2011	12.366	11.049	18	12.382	11.09	50	12.385	11.099	1*
2012	11.049	13.285	20.07	11.09	13.367	60.01	11.099	13.384	2
2013	13.285	16.833	25	13.367	16.98	63	13.384	17.01	7
2014	16.833	16.884	32	16.980	17.074	67	17.010	17.113	3
LVIP American Global Small Capitalization
2010	N/A	N/A	N/A	12.108	12.768	4	N/A	N/A	N/A
2011	12.752	10.109	6	12.768	10.148	68	12.771	10.155	1*
2012	10.109	11.721	12	10.148	11.795	108.66	N/A	N/A	N/A
2013	11.721	14.748	21	11.795	14.878	81	N/A	N/A	N/A
2014	14.748	14.767	21	14.878	14.934	87	14.696	14.968	4
LVIP American Growth
2010	N/A	N/A	N/A	11.748	12.498	11	N/A	N/A	N/A
2011	12.482	11.715	26	12.498	11.759	124	12.501	11.769	1*
2012	11.715	13.548	36.81	11.759	13.633	185.11	11.769	13.65	1*
2013	13.548	17.295	49	13.633	17.447	202	13.65	17.478	1*
2014	17.295	18.414	81	17.447	18.622	233	17.478	18.665	2
LVIP American Growth-Income
2010	N/A	N/A	N/A	12.078	12.181	11	N/A	N/A	N/A
2011	12.166	11.711	44	12.181	11.755	81	12.184	11.764	4
2012	11.711	13.496	52.65	11.755	13.581	155.32	11.764	13.598	3
2013	13.496	17.677	66	13.581	17.833	156	13.598	17.864	3
2014	17.677	19.192	85	17.833	19.409	182	17.864	19.453	5
LVIP American International
2010	N/A	N/A	N/A	12.039	12.274	8	N/A	N/A	N/A
2011	12.259	10.341	14	12.274	10.38	89	12.277	10.388	1*
2012	10.341	11.959	14	10.38	12.035	134.01	10.388	12.049	2
2013	11.959	14.266	24	12.035	14.392	136	12.049	14.417	8
2014	14.266	13.625	34	14.392	13.780	142	14.417	13.810	11

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Baron Growth Opportunities(7)
2006	N/A	N/A	N/A	10.555	10.639	1*	N/A	N/A	N/A
2007	10.797	10.817	4	10.639	10.860	15	11.205	10.869	1*
2008	10.817	6.482	18	10.860	6.524	23	10.869	6.533	2
2009	6.482	8.829	20	6.524	8.908	25	6.533	8.925	2
2010	8.829	10.987	21	8.908	11.113	40	8.925	11.140	3
2011	10.987	11.253	31	11.113	11.411	51	11.14	11.444	6
2012	11.253	13.101	29.29	11.411	13.319	64.9	11.444	13.364	7
2013	13.101	18.068	45	13.319	18.414	96	13.364	18.485	5
2014	18.068	18.654	56	18.414	19.059	109	18.485	19.142	6
LVIP BlackRock Emerging Markets RPM
2012	10.712	10.975	1*	10.452	10.984	5	10.223	10.986	1*
2013	10.975	9.928	86	10.984	9.961	251	10.986	9.968	6
2014	9.928	9.273	175	9.961	9.327	489	9.968	9.339	11
LVIP BlackRock Equity Dividend RPM
2005	10.110	10.478	2	10.216	10.493	2	N/A	N/A	N/A
2006	10.478	11.451	3	10.493	11.496	2	N/A	N/A	N/A
2007	11.451	11.736	5	11.496	11.812	7	N/A	N/A	N/A
2008	11.736	7.109	6	11.812	7.173	15	N/A	N/A	N/A
2009	7.109	8.609	7	7.173	8.708	8	N/A	N/A	N/A
2010	8.609	9.972	7	8.708	10.112	12	N/A	N/A	N/A
2011	9.972	9.542	12	10.112	9.7	26	N/A	N/A	N/A
2012	9.542	10.964	13	9.7	11.173	47.81	10.94	11.214	1*
2013	10.964	12.729	166	11.173	13.005	521	11.214	13.059	18
2014	12.729	12.938	320	13.005	13.251	911	13.059	13.313	24
LVIP BlackRock Global Allocation V.I. RPM
2013	9.744	10.411	271	10.111	10.428	941	9.691	10.431	4
2014	10.411	10.194	474	10.428	10.236	2391	10.431	10.244	17
LVIP BlackRock Inflation Protected Bond
2010	10.031	10.102	1*	10.314	10.118	20	N/A	N/A	N/A
2011	10.102	11.128	62	10.118	11.174	317	10.121	11.183	7
2012	11.128	11.641	91.38	11.174	11.718	692.1	11.183	11.733	19
2013	11.641	10.48	339	11.718	10.575	1302	11.733	10.594	28
2014	10.480	10.616	430	10.575	10.739	1585	10.594	10.764	32
LVIP Capital Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.542	10.727	1*
2008	5.871	6.143	1*	10.440	6.168	7	10.727	6.173	1*
2009	6.143	8.137	1*	6.168	8.190	9	6.173	8.202	1*
2010	8.137	9.507	3	8.190	9.594	17	8.202	9.612	1*
2011	9.507	8.495	7	9.594	8.595	18	9.612	8.615	1*
2012	8.495	9.935	8	8.595	10.076	21.51	8.615	10.106	1*
2013	9.935	13.271	7	10.076	13.493	16	10.106	13.542	1*
2014	13.271	14.517	11	13.493	14.796	17	13.542	14.858	1*
LVIP Clarion Global Real Estate
2007	9.473	8.223	4	9.559	8.236	23	8.587	8.238	1*
2008	8.223	4.682	18	8.236	4.701	73	8.238	4.704	8
2009	4.682	6.338	53	4.701	6.380	85	4.704	6.388	10
2010	6.338	7.343	45	6.380	7.409	100	6.388	7.423	10
2011	7.343	6.586	57	7.409	6.662	153	7.423	6.678	9
2012	6.586	8.066	57	6.662	8.18	175.83	6.678	8.203	3
2013	8.066	8.184	75	8.18	8.32	218	8.203	8.348	3
2014	8.184	9.154	78	8.320	9.330	237	8.348	9.365	1*
LVIP ClearBridge Variable Appreciation RPM
2014	10.062	10.433	71	10.014	10.459	140	N/A	N/A	N/A

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Small-Mid Cap Growth RPM
2007	N/A	N/A	N/A	10.707	10.969	4	10.574	10.972	1*
2008	10.287	5.451	1*	10.969	5.475	7	10.972	5.479	1*
2009	5.451	7.947	2	5.475	8.001	6	5.479	8.011	1*
2010	7.947	9.932	6	8.001	10.025	10	8.011	10.043	1*
2011	9.932	9.014	20	10.025	9.121	27	10.043	9.141	1*
2012	9.014	9.427	22	9.121	9.562	46	9.141	9.589	1*
2013	9.427	11.558	92	9.562	11.754	287	9.589	11.792	9
2014	11.558	10.521	185	11.754	10.726	560	11.792	10.767	16
LVIP Delaware Bond
2005	10.364	10.448	13	9.923	9.900	48	N/A	N/A	N/A
2006	10.448	10.745	68	9.900	10.207	131	9.732	10.216	1*
2007	10.745	11.127	79	10.207	10.596	224	10.216	10.610	16
2008	11.127	10.599	101	10.596	10.118	343	10.610	10.137	50
2009	10.599	12.364	111	10.118	11.834	405	10.137	11.861	54
2010	12.364	13.162	174	11.834	12.629	664	11.861	12.665	51
2011	13.162	13.901	279	12.629	13.371	919	12.665	13.415	39
2012	13.901	14.54	331.59	13.371	14.021	1325.22	13.415	14.075	39
2013	14.54	13.938	442	14.021	13.474	1722	14.075	13.532	50
2014	13.938	14.493	604	13.474	14.045	2212	13.532	14.113	88
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	10.060	10.059	12	N/A	N/A	N/A
2011	10.043	9.841	28	10.059	9.881	148	10.062	9.889	4
2012	9.841	10.073	57.04	9.881	10.139	259.63	9.889	10.153	15
2013	10.073	9.968	254	10.139	10.059	1009	10.153	10.077	38
2014	9.968	9.851	361	10.059	9.965	1554	10.077	9.988	47
LVIP Delaware Foundation Aggressive Allocation(8)
2005	N/A	N/A	N/A	10.447	10.599	3	N/A	N/A	N/A
2006	14.589	14.932	1*	10.599	11.950	5	N/A	N/A	N/A
2007	14.932	15.601	1*	11.950	12.517	12	N/A	N/A	N/A
2008	15.601	10.232	7	12.517	8.230	63	N/A	N/A	N/A
2009	10.232	13.264	9	8.230	10.695	63	10.150	10.720	1*
2010	13.264	14.654	8	10.695	11.846	63	10.720	11.879	1*
2011	14.654	14.101	8	11.846	11.427	61	11.879	11.465	1*
2012	14.101	15.691	8	11.427	12.748	36	11.465	12.796	1*
2013	15.691	18.53	8	12.748	15.092	35	12.796	15.156	1*
2014	18.530	18.988	5	15.092	15.504	33	N/A	N/A	N/A
LVIP Delaware Growth and Income
2005	N/A	N/A	N/A	10.147	10.385	2	N/A	N/A	N/A
2006	10.355	11.444	3	10.385	11.489	4	N/A	N/A	N/A
2007	11.444	11.928	6	11.489	12.005	13	N/A	N/A	N/A
2008	11.928	7.517	11	12.005	7.584	18	N/A	N/A	N/A
2009	7.517	9.195	12	7.584	9.301	24	N/A	N/A	N/A
2010	9.195	10.189	18	9.301	10.332	23	N/A	N/A	N/A
2011	10.189	10.117	16	10.332	10.285	25	N/A	N/A	N/A
2012	10.117	11.447	14	10.285	11.666	19	N/A	N/A	N/A
2013	11.447	14.968	10	11.666	15.292	15	N/A	N/A	N/A
2014	14.968	16.621	8	15.292	17.024	12	N/A	N/A	N/A
LVIP Delaware Social Awareness
2005	N/A	N/A	N/A	10.850	10.788	2	N/A	N/A	N/A
2006	N/A	N/A	N/A	10.788	11.930	4	N/A	N/A	N/A
2007	16.626	16.666	1*	11.930	12.095	5	11.957	12.110	1*
2008	16.666	10.726	2	12.095	7.803	7	12.110	7.817	1*
2009	10.726	13.681	2	7.803	9.978	4	7.817	9.997	1*
2010	13.681	14.976	2	9.978	10.950	2	9.997	10.976	1*
2011	14.976	14.788	15	10.95	10.84	34	10.976	10.872	1*
2012	14.788	16.728	14	10.84	12.292	34	10.872	12.334	1*
2013	16.728	22.27	21	12.292	16.406	53	12.334	16.465	1*
2014	22.270	25.173	13	16.406	18.590	57	16.465	18.667	2

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	9.239	9.159	1*	9.123	9.162	5
2008	8.647	5.686	1*	9.159	5.708	1*	9.162	5.713	6
2009	5.686	7.277	13	5.708	7.323	4	5.713	7.334	16
2010	7.277	9.328	7	7.323	9.410	17	7.334	9.429	8
2011	9.328	8.676	12	9.41	8.775	45	9.429	8.797	4
2012	8.676	9.784	23.9	8.775	9.921	59	8.797	9.95	8
2013	9.784	12.844	26	9.921	13.055	34	9.95	13.101	5
2014	12.844	13.563	21	13.055	13.821	36	13.101	13.877	5
LVIP Dimensional Non-U.S. Equity RPM
2011	8.164565	8.303	4	10.143055	8.316	36	N/A	N/A	N/A
2012	8.303	9.685	3	8.316	9.725	86	8.91	9.733	1*
2013	9.685	10.951	28	9.725	11.023	156	9.733	11.038	2
2014	10.951	9.948	82	11.023	10.039	293	11.038	10.058	7
LVIP Dimensional U.S. Equity RPM
2011	8.415568	9.359	11	10.097714	9.373	33	N/A	N/A	N/A
2012	9.359	10.792	10	9.373	10.836	130	10.115	10.845	3
2013	10.792	13.692	40	10.836	13.782	285	10.845	13.8	2
2014	13.692	14.079	84	13.782	14.207	514	13.800	14.233	4
LVIP Dimensional/Vanguard Total Bond
2011	10.044309	10.347	4	10.009007	10.363	132	N/A	N/A	N/A
2012	10.347	10.543	22.73	10.363	10.586	338	10.439	10.594	18
2013	10.543	10.068	127	10.586	10.135	717	10.594	10.148	22
2014	10.068	10.349	230	10.135	10.443	1178	10.148	10.462	27
LVIP Franklin Mutual Shares VIP RPM
2014	9.701	10.273	73	10.042	10.299	239	10.526	10.303	1*
LVIP Global Income
2009	10.324	10.679	7	10.451	10.695	10	N/A	N/A	N/A
2010	10.679	11.505	37	10.695	11.551	108	10.698	11.560	2
2011	11.505	11.421	102	11.551	11.496	264	11.56	11.511	7
2012	11.421	12.081	131.79	11.496	12.19	314.92	11.511	12.213	12
2013	12.081	11.531	160	12.19	11.664	362	12.213	11.691	27
2014	11.531	11.545	255	11.664	11.708	622	11.691	11.741	22
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	10.483	11.332	1*	N/A	N/A	N/A
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	11.648	11.462	3	N/A	N/A	N/A
2006	N/A	N/A	N/A	11.462	12.434	3	N/A	N/A	N/A
LVIP Invesco Diversified Equity-Income RPM
2014	10.169	10.262	30	10.165	10.241	86	10.272	10.282	1*
LVIP Invesco V.I. Comstock RPM
2014	10.011	10.283	101	10.025	10.314	188	10.193	10.319	4
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	10.753	10.825	1*	N/A	N/A	N/A
2011	10.809	10.912	22	10.825	10.956	109	10.829	10.963	2
2012	10.912	12.316	27	10.956	12.397	215.85	10.963	12.411	4
2013	12.316	12.891	45	12.397	13.008	274	12.411	13.029	4
2014	12.891	13.020	51	13.008	13.172	246	13.029	13.200	10
LVIP JPMorgan Mid Cap Value RPM
2007	N/A	N/A	N/A	10.121	9.375	2	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	5.179	7.433	6	7.144	7.482	1*	N/A	N/A	N/A
2010	7.433	9.109	13	7.482	9.191	3	N/A	N/A	N/A
2011	9.109	8.789	19	9.191	8.89	9	N/A	N/A	N/A
2012	8.789	9.819	16	8.89	9.957	29	N/A	N/A	N/A
2013	9.819	11.975	118	9.957	12.174	296	10.714	12.213	4
2014	11.975	12.716	227	12.174	12.960	663	12.213	13.008	5

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	9.838	7.834	31	N/A	N/A	N/A
2009	N/A	N/A	N/A	7.834	9.596	32	N/A	N/A	N/A
2010	N/A	N/A	N/A	9.596	10.532	22	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.532	10.499	24	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.499	11.221	22	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.221	12.035	22	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.035	12.416	22	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.102	7.417	1*	N/A	N/A	N/A
2009	N/A	N/A	N/A	7.417	9.177	6	8.530	9.188	2
2010	N/A	N/A	N/A	9.177	10.123	6	9.188	10.141	2
2011	N/A	N/A	N/A	10.123	9.987	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.987	10.657	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.657	11.661	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.661	11.985	1*	N/A	N/A	N/A
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	10.321	10.409	1*	N/A	N/A	N/A
2008	9.731	7.066	6	10.409	7.094	30	N/A	N/A	N/A
2009	7.066	8.881	6	7.094	8.938	22	N/A	N/A	N/A
2010	8.881	9.816	6	8.938	9.904	20	N/A	N/A	N/A
2011	9.816	9.587	6	9.904	9.697	20	N/A	N/A	N/A
2012	9.587	10.159	6	9.697	10.302	10	N/A	N/A	N/A
2013	10.159	11.349	6	10.302	11.538	10	N/A	N/A	N/A
2014	11.349	11.610	6	11.538	11.832	10	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile Conservative
2005	N/A	N/A	N/A	10.225	10.272	12	N/A	N/A	N/A
2006	10.317	11.015	3	10.272	11.059	17	N/A	N/A	N/A
2007	11.015	11.660	2	11.059	11.735	37	11.167	11.750	12
2008	11.660	9.340	32	11.735	9.423	54	11.750	9.440	9
2009	9.340	11.453	39	9.423	11.585	84	9.440	11.611	8
2010	11.453	12.431	20	11.585	12.605	144	11.611	12.640	9
2011	12.431	12.659	18	12.605	12.869	285	12.64	12.911	1*
2012	12.659	13.649	86.77	12.869	13.909	1120.07	12.911	13.962	25
2013	13.649	14.712	197	13.909	15.03	1518	13.962	15.095	43
2014	14.712	15.272	370	15.030	15.642	1920	15.095	15.717	49
LVIP Managed Risk Profile Growth
2005	10.251	10.652	20	10.239	10.667	31	N/A	N/A	N/A
2006	10.652	11.941	29	10.667	11.988	147	11.057	11.998	4
2007	11.941	12.880	68	11.988	12.963	215	N/A	N/A	N/A
2008	12.880	8.423	85	12.963	8.498	362	N/A	N/A	N/A
2009	8.423	10.674	53	8.498	10.797	344	10.425	10.821	13
2010	10.674	11.816	66	10.797	11.982	349	10.821	12.015	13
2011	11.816	11.606	77	11.982	11.798	435	12.015	11.836	13
2012	11.606	12.442	474.71	11.798	12.679	2441	11.836	12.727	97.62
2013	12.442	13.875	1974	12.679	14.176	6699	12.727	14.236	183
2014	13.875	14.100	3332	14.176	14.441	9834	14.236	14.510	200

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile Moderate
2005	10.327	10.475	62	10.224	10.490	153	N/A	N/A	N/A
2006	10.475	11.528	74	10.490	11.573	289	11.369	11.582	16
2007	11.528	12.372	111	11.573	12.452	471	11.582	12.468	15
2008	12.372	8.916	152	12.452	8.996	611	12.468	9.012	23
2009	8.916	11.213	134	8.996	11.342	614	9.012	11.368	26
2010	11.213	12.330	153	11.342	12.503	622	11.368	12.538	27
2011	12.33	12.251	156	12.503	12.454	787	12.538	12.495	22
2012	12.251	13.187	477.01	12.454	13.439	2671	12.495	13.49	48.69
2013	13.187	14.488	1304	13.439	14.802	6692	13.49	14.865	176
2014	14.488	14.819	2464	14.802	15.178	9580	14.865	15.251	205
LVIP MFS International Growth RPM
2013	9.826	10.052	53	9.827	10.068	94	10.153	10.072	2
2014	10.052	9.171	88	10.068	9.208	322	10.072	9.216	4
LVIP MFS International Growth
2007	11.113	11.153	1*	9.917	11.170	7	N/A	N/A	N/A
2008	11.153	5.593	8	11.170	5.615	12	N/A	N/A	N/A
2009	5.593	7.462	15	5.615	7.511	15	N/A	N/A	N/A
2010	7.462	8.290	31	7.511	8.365	34	N/A	N/A	N/A
2011	8.29	7.338	41	8.365	7.423	38	8.38	7.44	1*
2012	7.338	8.605	40.62	7.423	8.727	71.84	7.44	8.751	1*
2013	8.605	9.602	40	8.727	9.762	75	8.751	9.795	1*
2014	9.602	8.954	67	9.762	9.126	105	9.795	9.161	1*
LVIP MFS Value
2007	9.745	9.713	1*	9.746	9.727	7	N/A	N/A	N/A
2008	9.713	6.459	4	9.727	6.485	37	8.980	6.490	10
2009	6.459	7.674	15	6.485	7.724	49	6.490	7.734	10
2010	7.674	8.411	25	7.724	8.487	98	7.734	8.503	10
2011	8.411	8.253	57	8.487	8.348	169	8.503	8.367	11
2012	8.253	9.429	59	8.348	9.561	195	8.367	9.589	12
2013	9.429	12.592	71	9.561	12.8	213	9.589	12.843	16
2014	12.592	13.667	99	12.800	13.928	244	12.843	13.982	15
LVIP Mid-Cap Value
2007	9.979	8.641	3	9.820	8.654	10	8.697	8.657	1*
2008	8.641	5.032	22	8.654	5.052	17	8.657	5.057	1*
2009	5.032	7.040	25	5.052	7.086	26	5.057	7.095	1*
2010	7.040	8.567	36	7.086	8.645	54	7.095	8.660	1*
2011	8.567	7.63	46	8.645	7.718	77	8.66	7.736	1*
2012	7.63	9.301	46	7.718	9.433	104	7.736	9.459	1*
2013	9.301	12.255	46	9.433	12.459	136	9.459	12.5	1*
2014	12.255	13.034	70	12.459	13.285	147	12.500	13.335	1*
LVIP Mondrian International Value
2005	15.605	17.248	3	10.913	11.119	24	N/A	N/A	N/A
2006	17.248	22.025	9	11.119	14.234	26	11.787	14.245	2
2007	22.025	24.116	17	14.234	15.625	42	14.245	15.645	3
2008	24.116	15.004	19	15.625	9.745	50	15.645	9.763	4
2009	15.004	17.864	14	9.745	11.632	56	9.763	11.659	5
2010	17.864	17.979	14	11.632	11.736	55	11.659	11.769	5
2011	17.979	16.914	15	11.736	11.068	60	11.769	11.105	5
2012	16.914	18.208	14	11.068	11.945	52	11.105	11.991	5
2013	18.208	21.795	37	11.945	14.334	93	11.991	14.395	9
2014	21.795	20.866	36	14.334	13.757	93	14.395	13.823	12

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market
2005	9.834	9.928	1*	10.036	10.094	2	N/A	N/A	N/A
2006	9.928	10.207	120	10.094	10.403	157	N/A	N/A	N/A
2007	10.207	10.523	144	10.403	10.752	288	10.713	10.766	3
2008	10.523	10.577	98	10.752	10.835	265	10.766	10.855	16
2009	10.577	10.423	131	10.835	10.704	242	10.855	10.728	27
2010	10.423	10.267	110	10.704	10.570	262	10.728	10.600	14
2011	10.267	10.112	106	10.57	10.437	241	10.6	10.471	6
2012	10.112	9.959	113	10.437	10.305	593.91	10.471	10.344	41
2013	9.959	9.809	121	10.305	10.174	476	10.344	10.218	18
2014	9.809	9.660	195	10.174	10.045	387	10.218	10.093	32
LVIP Multi-Manager Global Equity RPM
2014	10.192	9.806	3	10.291	9.822	26	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	9.968	9.903	28	9.982	9.919	166	9.986	9.922	1*
LVIP SSGA Bond Index
2008	10.155	10.462	13	10.178	10.476	92	10.124	10.478	6
2009	10.462	10.740	56	10.476	10.781	342	10.478	10.789	8
2010	10.740	11.178	121	10.781	11.249	653	10.789	11.263	33
2011	11.178	11.791	159	11.249	11.896	662	11.263	11.917	40
2012	11.791	12.028	182.58	11.896	12.164	850.56	11.917	12.192	44
2013	12.028	11.51	239	12.164	11.67	915	12.192	11.702	39
2014	11.510	11.954	252	11.670	12.151	1088	11.702	12.190	17
LVIP SSgA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.443	10.534	4	10.454	10.571	39	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.571	11.355	89	11.019	11.368	2
2013	11.381	11.839	1*	11.355	11.94	72	11.368	11.961	19
2014	11.839	12.177	2	11.940	12.312	93	11.961	12.339	14
LVIP SSgA Conservative Structured Allocation
2010	N/A	N/A	N/A	10.296	10.407	5	N/A	N/A	N/A
2011	10.396	10.496	14	10.407	10.534	241	N/A	N/A	N/A
2012	10.496	11.171	22	10.534	11.239	402	N/A	N/A	N/A
2013	11.171	11.747	22	11.239	11.848	402	N/A	N/A	N/A
2014	11.747	12.176	22	11.848	12.312	331	N/A	N/A	N/A
LVIP SSGA Developed International 150
2008	9.435	6.262	12	9.038	6.270	19	8.792	6.272	1*
2009	6.262	8.898	23	6.270	8.932	58	6.272	8.939	1*
2010	8.898	9.375	41	8.932	9.434	101	8.939	9.446	5
2011	9.375	8.09	44	9.434	8.161	108	9.446	8.176	5
2012	8.09	9.03	54	8.161	9.133	147	8.176	9.153	5
2013	9.03	10.671	64	9.133	10.819	137	9.153	10.849	7
2014	10.671	10.574	56	10.819	10.748	171	10.849	10.783	6
LVIP SSGA Emerging Markets 100
2008	9.587	6.053	12	9.998	6.061	23	9.021	6.063	1*
2009	6.053	11.293	37	6.061	11.336	51	6.063	11.345	9
2010	11.293	14.172	39	11.336	14.261	78	11.345	14.279	10
2011	14.172	11.839	46	14.261	11.943	103	14.279	11.964	7
2012	11.839	13.101	48.01	11.943	13.249	150.75	11.964	13.279	6
2013	13.101	12.503	58	13.249	12.675	143	13.279	12.711	7
2014	12.503	11.866	59	12.675	12.060	165	12.711	12.099	6

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Global Tactical Allocation RPM(11)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2007	13.152	13.590	4	12.835	13.677	9	N/A	N/A	N/A
2008	13.590	7.946	14	13.677	8.017	39	N/A	N/A	N/A
2009	7.946	10.207	14	8.017	10.324	55	N/A	N/A	N/A
2010	10.207	10.902	17	10.324	11.055	41	N/A	N/A	N/A
2011	10.902	10.73	77	11.055	10.908	383	N/A	N/A	N/A
2012	10.73	11.715	84.02	10.908	11.938	705	11.435	11.983	7
2013	11.715	12.634	263	11.938	12.908	1364	11.983	12.963	20
2014	12.634	12.901	362	12.908	13.214	1726	12.963	13.277	28
LVIP SSgA International Index
2008	9.334	6.398	12	8.966	6.407	21	8.720	6.408	1*
2009	6.398	8.034	43	6.407	8.065	72	6.408	8.071	1*
2010	8.034	8.447	65	8.065	8.500	166	8.071	8.511	6
2011	8.447	7.27	84	8.5	7.334	202	8.511	7.347	9
2012	7.27	8.433	84	7.334	8.529	256	7.347	8.549	12
2013	8.433	10.022	112	8.529	10.161	298	8.549	10.189	7
2014	10.022	9.268	119	10.161	9.420	311	10.189	9.451	5
LVIP SSgA International RPM
2014	9.946	9.176	4	9.989	9.200	101	10.496	9.203	1*
LVIP SSgA Large Cap 100
2008	10.008	6.975	16	9.994	6.984	31	10.077	6.986	2
2009	6.975	9.268	35	6.984	9.303	120	6.986	9.310	3
2010	9.268	10.850	68	9.303	10.919	205	9.310	10.932	16
2011	10.85	10.903	67	10.919	11	214	10.932	11.019	11
2012	10.903	12.019	70	11	12.155	222	11.019	12.183	8
2013	12.019	16.034	68	12.155	16.257	196	12.183	16.302	7
2014	16.034	18.383	61	16.257	18.685	192	16.302	18.746	4
LVIP SSgA Large Cap RPM
2013	10.157	10.888	43	10.143	10.905	60	10.087	10.908	1*
2014	10.888	11.388	102	10.905	11.435	330	10.908	11.444	1*
LVIP SSgA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.582	10.668	39
2011	10.655	10.44	39	10.666	10.477	105	N/A	N/A	N/A
2012	10.44	11.455	32	10.477	11.524	220	11.135	11.538	1*
2013	11.455	12.653	25	11.524	12.761	298	11.538	12.783	1*
2014	12.653	12.975	48	12.761	13.119	454	12.783	13.148	1*
LVIP SSgA Moderate Structured Allocation
2010	N/A	N/A	N/A	10.444	10.568	10	N/A	N/A	N/A
2011	10.557	10.399	118	10.568	10.436	1166	10.57	10.443	75
2012	10.399	11.29	298.9	10.436	11.358	1146	10.443	11.372	78
2013	11.29	12.51	357	11.358	12.617	1237	11.372	12.639	78
2014	12.510	12.969	353	12.617	13.113	1185	12.639	13.142	76
LVIP SSgA Moderately Aggressive Index Allocation
2010	10.759	10.793	12	10.696	10.804	6	N/A	N/A	N/A
2011	10.793	10.33	54	10.804	10.367	159	N/A	N/A	N/A
2012	10.33	11.45	51	10.367	11.52	285.71	11.064	11.534	15
2013	11.45	12.912	74	11.52	13.023	380	11.534	13.045	18
2014	12.912	13.190	61	13.023	13.337	407	13.045	13.366	18
LVIP SSgA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	10.747	10.864	14	N/A	N/A	N/A
2011	10.852	10.472	93	10.864	10.509	395	10.866	10.517	9
2012	10.472	11.457	66.07	10.509	11.527	531.44	10.517	11.54	9
2013	11.457	12.959	84	11.527	13.071	548	11.54	13.093	9
2014	12.959	13.400	92	13.071	13.549	546	13.093	13.579	9

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA S&P 500 Index(12)
2005	N/A	N/A	N/A	10.363	10.266	2	N/A	N/A	N/A
2006	10.568	11.472	3	10.266	11.517	3	N/A	N/A	N/A
2007	11.464	11.348	9	11.519	11.423	29	N/A	N/A	N/A
2008	11.348	7.000	79	11.423	7.064	166	10.511	7.077	16
2009	7.000	8.670	92	7.064	8.771	253	7.077	8.791	18
2010	8.670	9.770	131	8.771	9.908	369	8.791	9.936	25
2011	9.77	9.773	142	9.908	9.936	414	9.936	9.969	26
2012	9.773	11.101	134	9.936	11.315	479.37	9.969	11.358	22
2013	11.101	14.392	200	11.315	14.706	613	11.358	14.769	12
2014	14.392	16.034	206	14.706	16.425	666	14.769	16.504	10
LVIP SSgA Small-Cap Index
2007	10.083	9.150	3	9.914	9.164	15	N/A	N/A	N/A
2008	9.150	5.934	38	9.164	5.958	65	8.452	5.963	5
2009	5.934	7.344	47	5.958	7.392	95	5.963	7.402	7
2010	7.344	9.102	60	7.392	9.185	119	7.402	9.202	9
2011	9.102	8.532	66	9.185	8.631	138	9.202	8.651	13
2012	8.532	9.712	61	8.631	9.849	147.43	8.651	9.877	12
2013	9.712	13.155	96	9.849	13.374	194	9.877	13.419	8
2014	13.155	13.524	84	13.374	13.784	174	13.419	13.837	7
LVIP SSgA Small-Cap RPM
2013	10.068	11.155	40	10.047	11.173	57	10.582	11.176	2
2014	11.155	10.804	121	11.173	10.848	302	11.176	10.857	5
LVIP SSgA Small-Mid Cap 200
2008	10.616	7.225	6	10.755	7.235	12	10.747	7.237	1*
2009	7.225	10.763	13	7.235	10.804	31	7.237	10.813	1*
2010	10.763	13.505	19	10.804	13.590	45	10.813	13.608	2
2011	13.505	12.971	23	13.59	13.085	46	13.608	13.109	2
2012	12.971	14.501	29	13.085	14.666	54	13.109	14.7	2
2013	14.501	19.155	36	14.666	19.421	59	14.7	19.475	1*
2014	19.155	19.623	40	19.421	19.945	64	19.475	20.011	2
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	10.228	9.942	1*	N/A	N/A	N/A
2008	N/A	N/A	N/A	9.942	5.693	7	N/A	N/A	N/A
2009	7.840	7.968	1*	5.693	8.020	4	N/A	N/A	N/A
2010	7.968	9.135	9	8.020	9.218	18	N/A	N/A	N/A
2011	9.135	8.824	38	9.218	8.927	82	9.236	8.948	2
2012	8.824	10.254	44	8.927	10.399	117	8.948	10.429	5
2013	10.254	14.004	50	10.399	14.237	139	10.429	14.286	4
2014	14.004	14.952	62	14.237	15.240	169	14.286	15.299	5
LVIP T. Rowe Price Structured Mid-Cap Growth
2005	14.308	14.843	1*	N/A	N/A	N/A	N/A	N/A	N/A
2006	14.843	15.930	1*	11.214	11.836	9	N/A	N/A	N/A
2007	15.930	17.771	1*	11.836	13.236	11	N/A	N/A	N/A
2008	17.771	9.988	9	13.236	7.458	11	N/A	N/A	N/A
2009	9.988	14.355	11	7.458	10.745	13	N/A	N/A	N/A
2010	14.355	18.100	13	10.745	13.583	22	N/A	N/A	N/A
2011	18.1	17.089	17	13.583	12.856	45	13.621	12.898	2
2012	17.089	19.52	20	12.856	14.722	58.73	12.898	14.778	9
2013	19.52	25.843	22	14.722	19.54	73	14.778	19.624	8
2014	25.843	28.322	27	19.540	21.467	72	19.624	21.570	8
LVIP Templeton Growth RPM
2007	9.910	9.798	4	9.974	9.813	31	N/A	N/A	N/A
2008	9.798	5.991	9	9.813	6.015	51	8.745	6.020	8
2009	5.991	7.539	15	6.015	7.588	61	6.020	7.599	7
2010	7.539	7.891	21	7.588	7.963	62	7.599	7.977	8
2011	7.891	7.51	36	7.963	7.597	84	7.977	7.615	11
2012	7.51	8.941	38.48	7.597	9.067	125.01	7.615	9.093	8
2013	8.941	10.532	190	9.067	10.707	654	9.093	10.743	66
2014	10.532	10.138	512	10.707	10.333	1701	10.743	10.373	158

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP UBS Large Cap Growth RPM
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2006	N/A	N/A	N/A	10.777	11.320	3	N/A	N/A	N/A
2007	14.799	16.440	2	11.320	13.421	3	13.323	13.438	2
2008	16.440	9.556	2	13.421	7.820	3	13.438	7.834	2
2009	9.556	13.000	2	7.820	10.666	3	7.834	10.691	2
2010	13.000	14.218	1*	10.666	11.694	5	10.691	11.727	2
2011	14.218	13.17	1*	11.694	10.859	10	11.727	10.895	2
2012	13.17	15.055	2	10.859	12.445	24	10.895	12.492	9
2013	15.055	18.557	34	12.445	15.378	184	12.492	15.444	14
2014	18.557	19.201	77	15.378	15.952	336	15.444	16.028	6
LVIP Vanguard Domestic Equity ETF
2011	9.965662	9.353	1*	9.898763	9.368	36	N/A	N/A	N/A
2012	9.353	10.579	16	9.368	10.622	122.14	10.105	10.631	4
2013	10.579	13.562	24	10.622	13.652	144	10.631	13.669	2
2014	13.562	14.947	25	13.652	15.083	153	13.669	15.110	2
LVIP Vanguard International Equity ETF
2011	9.84843	8.345	4	9.852282	8.358	18	N/A	N/A	N/A
2012	8.345	9.781	7	8.358	9.821	61.37	8.984	9.829	1*
2013	9.781	11.023	15	9.821	11.097	70	9.829	11.111	1*
2014	11.023	10.324	17	11.097	10.418	94	11.111	10.437	4
LVIP VIP Contrafund RPM
2013	10.03	11.058	91	10.031	11.076	159	10.22	11.079	3
2014	11.058	11.521	194	11.076	11.568	635	11.079	11.577	11
LVIP VIP Mid Cap RPM
2014	10.060	10.132	6	10.321	10.148	14	N/A	N/A	N/A
MFS VIT Growth
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	12.396	14.801	1*	8.292	8.583	1*	N/A	N/A	N/A
2010	14.801	16.763	3	8.583	9.744	1*	N/A	N/A	N/A
2011	16.763	16.413	3	9.744	9.565	4	N/A	N/A	N/A
2012	16.413	18.92	3	9.565	11.053	8	19.094	19.478	2
2013	18.92	25.428	3	11.053	14.893	7	19.478	26.256	2
2014	25.428	27.211	3	14.893	15.977	8	26.256	28.182	2
MFS VIT Total Return(13)
2005	12.132	12.256	5	10.187	10.144	23	N/A	N/A	N/A
2006	12.256	13.470	10	10.144	11.177	62	12.618	13.617	1*
2007	13.470	13.785	13	11.177	11.467	131	13.617	13.977	2
2008	13.785	10.543	25	11.467	8.792	132	13.977	10.722	2
2009	10.543	12.221	27	8.792	10.217	162	10.722	12.466	2
2010	12.221	13.192	31	10.217	11.056	151	12.466	13.497	4
2011	13.192	13.195	42	11.056	11.086	140	13.497	13.541	2
2012	13.195	14.413	51	11.086	12.14	136	13.541	14.835	2
2013	14.413	15.965	51	12.14	13.46	120	14.835	16.45	2
MFS VIT Utilities
2005	15.259	17.514	8	10.808	11.078	6	N/A	N/A	N/A
2006	17.514	22.584	17	11.078	14.321	13	19.660	22.830	1*
2007	22.584	28.365	25	14.321	18.031	34	22.830	28.760	3
2008	28.365	17.369	27	18.031	11.069	79	28.760	17.664	6
2009	17.369	22.723	31	11.069	14.517	104	17.664	23.178	6
2010	22.723	25.396	31	14.517	16.266	119	23.178	25.983	6
2011	25.396	26.632	32	16.266	17.1	154	25.983	27.33	5
2012	26.632	29.688	33.56	17.1	19.11	148.56	27.33	30.556	6
2013	29.688	35.14	36	19.11	22.676	153	30.556	36.277	6
2014	35.140	38.913	40	22.676	25.174	157	36.277	40.293	3

	with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
NB AMT Mid Cap Growth(1)
2005	13.911	15.579	3	10.593	11.215	5	N/A	N/A	N/A
2006	15.579	17.594	10	11.215	12.696	15	N/A	N/A	N/A
2007	17.594	21.226	9	12.696	15.356	16	19.799	21.518	1*
2008	21.226	11.835	9	15.356	8.584	14	21.518	12.034	1*
2009	11.835	15.335	10	8.584	11.150	11	12.034	15.640	1*
2010	15.335	19.493	9	11.150	14.209	4	15.640	19.940	1*
2011	19.493	19.284	8	14.209	14.091	2	19.94	19.786	1*
2012	19.284	21.345	4	14.091	15.636	2	19.786	21.966	1*
2013	21.345	24.38	4	15.636	17.876	2	21.966	25.118	1*
NB AMT Mid Cap Intrinsic Value
2005	15.430	17.016	2	10.827	11.035	16	15.506	17.151	3
2006	17.016	18.625	9	11.035	12.109	17	17.151	18.829	5
2007	18.625	18.944	9	12.109	12.347	16	18.829	19.209	1*
2008	18.944	10.106	9	12.347	6.603	15	19.209	10.278	1*
2009	10.106	14.584	6	6.603	9.552	15	10.278	14.876	1*
2010	14.584	18.119	5	9.552	11.898	13	14.876	18.539	1*
2011	18.119	16.681	5	11.898	10.981	11	18.539	17.119	1*
2012	16.681	18.975	1*	10.981	12.523	8	17.119	19.531	1*
2013	18.975	25.606	1*	12.523	16.941	5	N/A	N/A	N/A
2014	25.606	28.701	1*	16.941	19.036	4	N/A	N/A	N/A
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	10.736	12.526	4	N/A	N/A	N/A
2010	12.507	15.301	1*	12.526	15.362	14	N/A	N/A	N/A
2011	15.301	13.929	1*	15.362	14.02	24	15.375	14.039	1*
2012	13.929	14.417	125	14.02	14.548	38	14.039	14.575	1*
2013	14.417	12.106	158	14.548	12.247	55	14.575	12.274	1*
2014	12.106	9.701	185	12.247	9.838	72	12.274	9.865	4
Templeton Global Bond VIP
2005	9.862	9.878	1*	10.016	9.893	6	N/A	N/A	N/A
2006	9.878	10.969	8	9.893	11.012	14	10.919	11.020	7
2007	10.969	11.988	61	11.012	12.066	57	11.020	12.081	9
2008	11.988	12.537	62	12.066	12.649	119	12.081	12.672	11
2009	12.537	14.650	71	12.649	14.819	151	12.672	14.852	11
2010	14.650	16.509	79	14.819	16.741	148	14.852	16.787	12
2011	16.509	16.113	48	16.741	16.38	127	16.787	16.434	19
2012	16.113	18.256	34	16.38	18.605	91	16.434	18.675	7
2013	18.256	18.268	32	18.605	18.664	82	18.675	18.744	10
2014	18.268	18.317	32	18.664	18.760	83	18.744	18.850	7
Templeton Growth VIP
2005	14.496	15.538	6	10.587	10.840	7	N/A	N/A	N/A
2006	15.538	18.635	15	10.840	13.033	21	18.243	18.838	3
2007	18.635	18.779	16	13.033	13.167	36	18.838	19.041	5
2008	18.779	10.665	17	13.167	7.496	34	19.041	10.846	5
2009	10.665	13.767	14	7.496	9.701	32	10.846	14.042	3
2010	13.767	14.557	12	9.701	10.283	32	14.042	14.893	3
2011	14.557	13.333	12	10.283	9.442	31	14.893	13.682	1*
2012	13.333	15.894	5	9.442	11.284	26	13.682	16.359	1*
2013	15.894	20.473	4	11.284	14.571	19	16.359	21.135	1*
2014	20.473	19.590	4	14.571	13.978	11	21.135	20.285	1*
*	The numbers of accumulation units less than 500 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance B Share and ChoicePlus Assurance B Class.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.
(6)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA International Index Fund Subaccount.

(7)	Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9)	Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10)	Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12)	Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Moderate Structured Allocation Fund Subaccount.

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Appendix C — Guaranteed Annual Income Percentages For Previous Rider Elections
Guaranteed Annual Income Percentages by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%
59½ - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income amount percentage
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after April 2, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	3.50%	55 – 64	3.50%
59½ – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%

Guaranteed Annual Income Percentages by Ages for rider elections prior to April 2, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income amount percentage	Age (younger of you and your spouse’s age)	Guaranteed Annual Income amount percentage
55 – under 59½	4.00%	55 – 64	4.00%
59½+	5.00%	65+	5.00%

A-1

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Appendix D — Guaranteed Income Benefit Percentages For Previous Rider Elections
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between October 1, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – under 59½	3.00%
59½ - 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – under 59½	3.50%
59½ - 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

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SAI 3

Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln New York Account N for Variable Annuities
(Registrant)
Lincoln Life & Annuity Company of New York   (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (B Share) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2015. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (B Share) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2015.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln New York Account N for Variable Annuities as of December 31, 2014 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2014; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.
Principal Underwriter
Lincoln Financial Distributors, Inc., (“LFD”), an affiliate of Lincoln New York, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $21,994,157, $33,284,942 and $37,372,495 to LFN and Selling Firms in 2012, 2013 and 2014, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
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units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,566.86	$9,974.48
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.
At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
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Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We
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have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
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SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2014 financial statements of the VAA and the December 31, 2014 financial statements of Lincoln New York appear on the following pages.
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